EXHIBIT 23.1

                                   CONSENT OF
                              KPMG PEAT MARWICK LLP

The Board of Directors
ICON Capital Corp:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



New York, New York
July 9, 1998

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series A at March 31, 1998:

            Original Lessee                                                         Date        Total          Cash      Acquisition
           or Equipment User               Location             Equipment         Purchased  Financing (1)  Expended (2)   Cost (3)
------------------------------------ ------------------  -----------------------  ---------  ------------   ------------ -----------
Campbell Soup Company                Sacramento, CA      Computers                   Sep-91            $0     $27,411       $27,411
Center For The Media Arts            New York, NY        Audio Visual                Nov-88             0     377,126       377,126
Center For The Media Arts            New York, NY        Audio Visual                Mar-90             0      82,204        82,204
Chesebrough Ponds                    Westport, CT        Material Handling           Jun-88        23,058       4,475        27,533
Chesebrough Ponds                    Westport, CT        Material Handling           Jun-88             0      54,508        54,508
Ciba-Geigy Corp.                     Greensboro, NC      Copiers                     Sep-91             0      49,081        49,081
Ciba-Geigy Corp.                     Greensboro, NC      Computers                   Sep-91             0      74,389        74,389
Ciba-Geigy Corp.                     Summit, NJ          Computers                   Sep-91             0      39,459        39,459
Corporate Mailings, Inc.             Whippany, NJ        Office Copier               Jun-88       130,113      29,440       159,553
Data Broadcasting Corporation        Vienna, VA          Computers                   Jun-90       771,520      56,283       827,803
Doran &  Doran PC                    Ames, IA            Medical                     Jun-88        25,642       4,115        29,757
First Boston Corp.                   New York, NY        Copiers                     Feb-89        73,438       8,475        81,913
First Hudson Equipment Leasing Corp. White Plains, NY    Computer                    Jun-88             0      75,224        75,224
Godiva Chocolatier, Inc.             Reading, PA         Computers                   Sep-91             0      32,561        32,561
Gould, Inc.                          Ft. Lauderdale, FL  Office Copier               Jun-88        34,982      14,857        49,839
Hospital Authority Of Gwinnett       Lawrenceville, GA   Medical                     Jun-88        49,274       7,117        56,391
Ingalls Same Day Surgery             Tinley Park, IL     Medical                     Jun-88        71,572       9,490        81,062
Ingersoll-Rand Company               Mayfield, KY        Copiers                     Sep-91             0     117,238       117,238
Intelligent Light                    Fairlawn, NJ        Computers                   Jun-88        46,131       7,662        53,793
Internal Revenue Service             Philadelphia, PA    Office Equipment            May-89             0      83,114        83,114
Ivan C. Namihas MD                   Las Vegas, NV       Medical                     Jun-88             0      29,784        29,784
L & H Abstracts                      White Plains, NY    Telecommunications          Jul-89             0      41,229        41,229
Laclede Steel Company                St. Louis, MO       Computers                   Jun-89        69,618       2,513        72,131
Ladera Heights Hospital              Los Angeles, CA     Computers                   May-89             0     271,415       271,415
Liverpool Blueprint, Inc.            Liverpool, NY       Commercial Copier           May-89             0     114,048       114,048
Liverpool Blueprint, Inc.            Liverpool, NY       Reprographics               Jul-93             0      53,149        53,149
Marvin Sugarman Productions          Valencia, CA        Audio Visual                Aug-90       179,379       4,617       183,996
Massachusetts General Life           Englewood, CO       Computers                   Dec-89       327,971      19,220       347,191
Mcginn Tool & Engineering Co.        Franklin, IN        Manufacturing & Production  Jun-95             0      27,000        27,000
Medical Center Of Independence       Independence, MO    Medical                     Jun-88        59,838       8,192        68,030
New York Telephone                   New York, NY        Copiers                     Jun-88       173,024      32,155       205,179
Newark Beth Israel Medical Ctr       Newark, NJ          Medical                     Sep-91             0      40,556        40,556
Pandick Technologies, Inc.           New York, NY        Office Copier               Jun-88       184,910      44,661       229,571
Payless Cashways/Parctec             New York, NY        Retail                      Dec-93       141,791       7,365       149,156
Professional Blueprinters            Norfolk, VA         Commercial Copier           Mar-89             0     120,682       120,682
Quality Plants                       Manorville, NY      Agriculture                 May-89             0      37,991        37,991
Rainbow Abstracts                    White Plains, NY    Office Copier               Jul-88             0     107,503       107,503
Ralph's Foods                        Edroy, TX           Printing                    May-89             0      83,027        83,027
Richman Gordman Stores, Inc.         Omaha, NE           Retail                      Dec-90       172,690      25,823       198,513
Richman Gordman Stores, Inc.         Omaha, NE           Retail                      Dec-93             0      39,887        39,887
Ridgebury Equestrian Center          New Hampton, NY     Agriculture                 Sep-88             0      27,968        27,968
S.J.C. Video Corporation             Valencia, CA        Video Production            Aug-90             0     341,796       341,796

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series A at March 31, 1998:

            Original Lessee                                                         Date        Total          Cash      Acquisition
           or Equipment User               Location             Equipment         Purchased  Financing (1)  Expended (2)   Cost (3)
------------------------------------ ------------------  -----------------------  ---------  ------------   ------------ -----------
Santangelo dba Valley Shopping       Derby, CT           Agriculture                 Dec-88             0      31,425        31,425
Sparta, Inc.                         La Jolla, CA        Computer                    Jun-88        33,587       7,593        41,180
Stamford Lithographics               Stamford, CT        Printing                    Feb-89             0      50,258        50,258
Staten Island Ob & Gyn Assoc.        Staten Island, NY   Medical                     Jun-88             0      26,215        26,215
Taco Amigo                           Audubon, NJ         Restaurant                  Mar-89             0     103,459       103,459
Texas Instruments, Inc.              Dallas, TX          Computers                   Jun-88       175,382      35,954       211,336
The Guardian Life Insurance Company  Spokane, WA         Office Copier               Jun-88       221,181      46,190       267,371
Triangle Reproductions, Inc.         Houston, TX         Commercial Copier           Dec-90             0      74,677        74,677
Tucker Anthony                       New York, NY        Office Copier               Jun-88        22,813       7,083        29,896
V. Bruce Mccord                      Gardiner, NY        Agriculture                 Sep-88             0      36,139        36,139
Wakefern Food Corp.                  Elizabeth, NJ       Office Copier               Jun-88        41,749      22,756        64,505
William F. Hineser Dpm, P.C.         Arvada, CO          Medical                     Jun-88             0      25,695        25,695
                                     Total Equipment transactions less than $25,000               266,061   1,385,490     1,651,551
                                                                                                  -------   ---------     ---------
                                                                                               $3,295,724  $4,487,744    $7,783,468
                                                                                                ========== ==========     =========

(1)  This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under managment for ICON Cash Flow Partners, L.P., Series A at March 31, 1998 pursuant to leases or which secure its Financing Transactions.


                                           Equipment    Equipment       Total
           Equipment Category               Leases      Financings     Portfolio
   ---------------------------------       --------     ----------    ----------
   Manufacturing & Production                   $0       $73,267       $73,267
   Computer Systems                          5,018        64,807        69,825
   Retail Systems                           39,887        16,101        55,988
   Reprographics                            53,149             0        53,149
   Material Handling                             0        27,258        27,258
   Telecommunications                            0        15,297        15,297
   Medical                                       0        12,963        12,963
                                           --------     ---------     ---------

                                           $98,054      $209,693      $307,747
                                           ========     =========     =========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------
A & E Reprographics & Supply     Memphis, TN            Reprographics               Jan-90           0      $102,003       $102,003
A Action Rental, Inc.            Pittsburg, PA          Environmental Equipment     Sep-91          $0        45,514         45,514
Ad Art Design Co., Inc.          Gaitherburg, MD        Computers                   Aug-94           0        26,405         26,405
Adams Optics                     Athens, GA             Furniture                   Jun-90           0        26,278         26,278
Advance Waste                    Mableton, GA           Sanitation                  Dec-91           0        24,282         24,282
Aladdin Carpet Cleaning & Rest   Huntington Bch, CA     Manufacturing & Production  May-95           0        28,292         28,292
Alan Williams & Associates       N. Hollywood, CA       Computers                   Jun-95           0        40,975         40,975
Aluminum Company of America      Pittsburgh, PA         Computers                   Dec-89           0       107,733        107,733
American Disposal, Inc.          Palmyra, PA            Front Load Containers       Sep-91           0        57,847         57,847
American Senior Citizens
 Alliance                        Orlando, FL            Computers                   Jul-90           0        54,290         54,290
American Senior Citizens
 Alliance                        Orlando, FL            Telecommunications          Aug-90           0        56,219         56,219
AP Propane, Inc.                 King Of Prussia, PA    Computers                   Nov-90     352,251        43,294        395,545
AP Propane, Inc.                 King Of Prussia, PA    Computers                   Nov-90   1,216,935       115,673      1,332,608
AP Propane, Inc.                 King Of Prussia, PA    Computers                   Nov-90     458,472        43,819        502,291
Ascom Communications, Inc.       Bronx, NY              Telecommunications          Apr-94           0        36,547         36,547
Assix International, Inc.        Tampa, MA              Computers                   Nov-89     192,258        20,187        212,445
Assix International, Inc.        Tampa, FL              Furniture                   Nov-89           0        75,299         75,299
B & D Hauling, Inc.              Columbus, OH           Front Load Containers       Sep-91           0        51,268         51,268
B & P Refuse Disposal, Inc.      Manassas, VA           Containers & Carts          Jul-90           0        47,913         47,913
Badalaty, DMD Madeline M.        Ocean Township, NJ     Medical                     Oct-90           0        25,882         25,882
Ballingers USA, Inc.             New York, NY           Furniture                   May-92           0       188,807        188,807
Barry S. Kaplan Md Pa            Miami, FL              Computers                   Jun-95           0        35,313         35,313
Bell Telephone of Pennsylvania   Pittsburgh, PA         Office Equipment            Oct-89           0        85,048         85,048
Bendor Corp.                     Dallas, TX             Fixture                     Dec-90      24,599         3,048         27,648
BJ's Kountry Kitchen             Fresno, CA             Restaurant Equipment        Jun-91           0        60,255         60,255
Blispak, Inc.                    Whippany, NJ           Manufacturing & Production  Aug-90           0       125,371        125,371
Bluebonnet Milling Company       Ardmore, OK            Material Handling           Dec-90      34,378         3,014         37,391
BOC, Inc.                        Murray Hill, NJ        Computers                   Sep-89     178,212        36,246        214,459
Bowers Sanitation                Vickery, OH            Sanitation                  Dec-91           0        32,682         32,682
Braintec Corporation             Irvine, CA             Computers                   Apr-95           0        27,291         27,291
Brenlar Investments, Inc.        Novaro, CA             Furniture                   Oct-94           0       303,000        303,000
Bull Run Metal Fabricators       Powel, TN              Manufacturing & Production  Mar-90           0        31,129         31,129
Buntastic, Inc.                  Savannah, GA           Restaurant Equipment        Dec-90      36,986         2,989         39,975
Business Application Soures      Costa Mesa, CA         Furniture                   Dec-90           0        29,806         29,806
Cal Rentals & Sales, Inc.        Pittsburg, PA          Construction                Jun-91           0        24,724         24,724
Captain Cookie Company           Shreveport, LA         Restaurant Equipment        Jun-90           0        26,305         26,305
Card Brothers Equipment, Inc.    Merrill, MI            Computers                   Dec-90      55,570         4,943         60,513
Career Systems, Inc.             Knoxville, TN          Computers                   Mar-90           0        26,489         26,489
Centran Mississippi Farm         Vicksburg, MS          Agriculture                 Sep-90           0       126,048        126,048
Channel 17 Associates Ltd.       Birmingham, AL         Video Production            Sep-92           0       104,457        104,457
Channel 17 Associates Ltd.       Birmingham, AL         Video Production            Sep-92           0       278,333        278,333
Channel 17 Associates Ltd.       Birmingham, AL         Telecommunications          Sep-92           0        64,731         64,731

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

Channel 17 Associates, Ltd.      Birmingham, AL         Audio Equipment             Aug-93           0       128,455        128,455
Chester Wojda Dba                Zephyrhills, FL        Material Handling           Oct-95           0        26,533         26,533
Chris & John's Auto Body, Inc.   Milwaukie, OR          Material Handling           Dec-90      43,082         3,740         46,822
Chrysler Motor Corp.             Highland, MI           Computers                   Mar-91   2,039,527       649,217      2,688,744
Ciba-Geigy                       Ardsley, NY            Computers                   Sep-89     123,897         9,984        133,882
Circuit Wise, Inc.               North Haven, CT        Manufacturing & Production  Jan-91           0       108,613        108,613
Circuit Wise, Inc.               North Haven, CT        Manufacturing & Production  Jan-95           0        50,110         50,110
CIS Corp.                        College Park, GA       Telecommunications          Mar-97           0       822,592        822,592
Clark Bagels Inc.                Clark, NJ              Fixture                     Apr-95           0        27,790         27,790
Clear Film Printing, Inc.        Kaufman, TX            Printing                    Sep-89           0        26,000         26,000
Coastal Blue, Inc.               San Juan
                                   Capistrano, CA       Copiers                     Nov-89           0       130,000        130,000
Colorgraphics of Arizona, Inc.   Phoenix, AZ            Reprographics               Dec-90      48,787         4,289         53,076
Concord Chrysler Plymouth        Concord, MA            Manufacturing & Production  Jun-93           0        26,401         26,401
Consolidated Waste Ind., Inc.,   Washington, DC         Sanitation                  Jun-90           0        31,990         31,990
Criterion Labs, Inc.             San Jose, CA           Manufacturing & Production  Mar-95           0        37,594         37,594
D & V Carting                    Wellington, FL         Sanitation                  Dec-91           0        28,137         28,137
Dalane Machining, Inc.           Tampa, FL              Material Handling           Jul-92           0        30,692         30,692
Dalla Corte Lumber, Inc.         Stafford Spring, CT    Manufacturing & Production  Jul-90           0        28,875         28,875
Data Broadcasting Corp.          Vienna, VA             Satellite Dishes            Jun-90     771,520        56,283        827,803
Days Inn Motel                   Orlando, FL            Telecommunications          Dec-90      65,891         5,409         71,300
Dennis Owens Dba                 Dekalb, IL             Manufacturing & Production  Apr-95           0        28,253         28,253
Dow Chemical Company             Midland, MI            Manufacturing & Production  Aug-90     612,686       187,631        800,317
Dr. Alexander A. Tocher, MD      Millerplace, NY        Furniture                   Jun-90           0        56,460         56,460
Dr. Peter Williams               Brooklyn, NY           Medical                     Nov-89           0        25,919         25,919
Dr. Ronald C. Pluese             Boca Raton, FL         Medical                     Jun-90           0        41,659         41,659
Dr. Travis A. Gresham            Bonita Springs, FL     Medical                     Jun-90           0        28,408         28,408
DSC Corporate Services, Inc.     Plano, TX              Computers                   Jun-90     934,676       476,765      1,411,441
Durand's Meat & Grocery Co.,Inc. Youngsville, LA        Computers                   Sep-90           0        27,391         27,391
East Tennessee Warehousing       Ooltewah, TN           Material Handling           Apr-90           0       135,655        135,655
Edward Lewis and Sons            Mineola, NY            Furniture                   Sep-89           0        25,392         25,392
EPI Technologies, Inc.           Richardson, TX         Medical                     May-90           0       168,516        168,516
Expedi Printing, Inc.            New York, NY           Manufacturing & Production  Jun-90           0        32,435         32,435
Express Food Stores, Inc.        Flagstaff, AZ          Restaurant Equipment        Dec-90      28,595         2,759         31,354
First Coast Paralegal Clinic     Jacksonville Beach, FL Computers                   Sep-90           0        46,267         46,267
FMC Corporation                  Chrcago, IL            Computers                   Nov-90     326,531        41,141        367,673
Ford Motor Company               Dearborn, MI           Computers                   Feb-91     194,951        32,193        227,144
Fred Meyer, Inc.                 Portland, OR           Computers                   Sep-90   1,288,916       130,877      1,419,794
Fred Meyer, Inc.                 Portland, OR           Retail                      Sep-90   2,274,335       300,261      2,574,596
Fred Meyer, Inc.                 Portland, OR           Computers                   Oct-90   1,134,269       149,549      1,283,818
Fred Meyer, Inc.                 Portland, OR           Computers                   Oct-90   2,767,380       351,826      3,119,206
Fred Meyer, Inc.                 Portland, OR           Retail                      Oct-90     585,706        59,424        645,130
Fred Meyer, Inc.                 Portland, OR           Retail                      Oct-90     101,709        12,845        114,554

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

Fred Meyer, Inc.                 Portland, OR           Computers                   Jun-94     475,927       193,466        669,394
Fred Meyer, Inc.                 Portland, OR           Computers                   Jun-94     271,472       116,806        388,278
Frymaster Corporation            Shrevport, LA          Copiers                     Feb-91           0        40,840         40,840
Gary Baldwin                     Dallas, TX             Agriculture                 Apr-90           0        26,036         26,036
Gaton St. Clement Corp.          Chavin, LA             Point Of Sale Registers     Jul-90           0        27,679         27,679
GE Plastics                      Pittsfield, MA         Copiers                     Sep-89      45,069         5,579         50,648
GE Plastics                      Pittsfield, FL         Furniture                   Dec-89           0        31,376         31,376
GE Plastics                      Pittsfield, MA         Furniture                   May-90      91,362        14,539        105,901
GE Plastics                      Pittsfield, MA         Telecommunications          May-90      29,988         4,862         34,850
Gem City Engineering Co.         Dayton, OH             Electrical                  Dec-90           0        68,755         68,755
Goshen Crossing Mobile           Gaithersburg, MD       Material Handling           Jul-90           0        26,219         26,219
Greystone Drugs, Inc.            Bronx, NY              Fixture                     Jan-95           0        28,449         28,449
Harlan M. Kretch Dba             Mankato, MN            Manufacturing & Production  Nov-95           0        31,312         31,312
Harnischfeger Industries         Pensacola, FL          Medical                     Dec-90           0        44,148         44,148
Harnischfeger Industries         Brookfield, WI         Computers                   Oct-92      79,557             0         79,557
Henry Guzmah                     Fountain Valley, CA    Furniture                   Jun-91           0        26,005         26,005
Hexcel Corp.                     Dublin, CA             Computers                   Nov-90     566,036        76,534        642,571
HMS Property Management Group    Beachwood, OH          Furniture                   Jul-90           0        34,265         34,265
Hometown Buffet, Inc.            San Diego, CA          Restaurant                  Feb-95           0       618,000        618,000
Hughes Aircraft Company          Los Angeles, CA        Computers                   Apr-90      37,907       502,692        540,599
Imperial Plastics, Inc.          Lakeville, MN          Manufacturing & Production  Aug-90           0       530,400        530,400
Indy Pro Audio Production Srvc   Indianapolis, IN       Manufacturing & Production  Aug-95           0        35,155         35,155
Institutional Laundry Services   Lakewood, NJ           Manufacturing & Production  May-95           0        39,006         39,006
International Business Software  St. Louis, MO          Computers                   Feb-90           0        28,642         28,642
International Tollers, Inc.      Grand Haven, MI        Material Handling           Dec-90      28,688         2,540         31,228
Iowa Electric Light & Power Co.  Cedar Rapids, IA       Computers                   Nov-90           0        42,714         42,714
J & M Enterprises, Inc.          Fletcher, OH           Manufacturing & Production  Mar-94           0        27,927         27,927
J & P Party Supply               Garden City Park, NY   Computers                   Oct-90           0        26,174         26,174
J. K. & Susie L. Wadley          Dallas, TX             Medical                     Apr-90           0       140,608        140,608
JGQ Corp.                        Medina, OH             Computers                   Aug-90           0        26,000         26,000
Jim Malhart Piano & Organ Co.    Mcallen, TX            Computers                   May-90           0        69,222         69,222
Joe Ledbetter                    Visalia, CA            Material Handling           Dec-90      81,012         6,659         87,672
Joel Rubenstein MD PhD           Reno, NV               Medical                     Feb-91           0       527,280        527,280
Joseph A Seagrams & Sons, Inc.   New York, NY           Telecommunications          May-90      67,199         6,068         73,266
Joseph A Seagrams & Sons, Inc.   New York, NY           Computers                   Oct-90      68,287         8,086         76,373
Joseph L. Taylor Dba             Las Vegas, NV          Computers                   Apr-95           0        26,752         26,752
K-Jon, Inc.                      Lake Charles, LA       Restaurant Equipment        Jun-90           0        29,620         29,620
K & M Fashion, Inc.              South Gate, CA         Retail                      Oct-90           0        44,385         44,385
Ken Davis                        Watertown, MA          Manufacturing & Production  Sep-89           0        42,659         42,659
Kimberling Inn, Inc.             Kimberling City, MO    Computers                   Dec-90      23,230         1,884         25,113
L. Cade Havard                   Plano, TX              Computers                   Jul-90           0        25,795         25,795
Lageroza, Inc.                   Atlantic City, NJ      Computers                   Sep-90           0        25,549         25,549

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

Lee's Famous Recipe
 Country Chicken                 Muskegon, MI           Restaurant Equipment        Dec-90     100,200         8,995        109,195
Legal Arts                       Dallas, TX             Reprographics               Feb-90           0        85,280         85,280
Letap of St. George, Inc.        St. George, SC         Furniture                   Jan-91           0       239,742        239,742
Liberty Collection Bureau, Inc.  Antamonte Springs, FL  Computers                   Dec-90      42,434         3,495         45,929
Logic Automation, Inc.           Beauerton, OR          Computers                   Jul-90           0       249,135        249,135
Lorelei Productions, Inc.        Sevierville, TN        Video Production            Apr-90           0        26,174         26,174
Louisiana Interests Inc Dba Oz   New Orleans, LA        Restaurant Equipment        Dec-95           0        36,672         36,672
Lusk Onion, Inc.                 Clovis, NM             Manufacturing & Production  Dec-90      37,414         2,956         40,369
M.J.M. Research, Inc.            Mission, KS            Computers                   Apr-96           0        52,676         52,676
Maddox Resources, Inc.           Riverbank, CA          Restaurant                  May-96           0        49,262         49,262
Madison Auto Body Shop Inc.      Madison, NJ            Automotive                  Apr-95           0        44,157         44,157
Main Street Cafe                 Medina, OH             Point Of Sale Registers     Aug-90           0        26,000         26,000
Maxtor Corp.                     San Jose, CA           Computers                   Feb-91     233,149        32,500        265,649
McCaw-Benzi Insurnace Agency     Greenville, TX         Computers                   Dec-90      33,922         2,845         36,767
Medfone Nationwide, Inc.         Wantagh, NY            Telecommunications          Feb-91           0        52,499         52,499
Medical Home Health, Inc.        Sallisaw, OK           Telecommunications          Mar-94           0        28,233         28,233
Melhart Piano                    McAllen, TX            Network System              May-90           0        69,222         69,222
Message X Communications, Inc.   Hartford, CT           Telecommunications          Jun-90           0        41,237         41,237
Mosta Corp.                      Miami, FL              Manufacturing & Production  Sep-89           0        33,997         33,997
Mott General Contractors, Inc.   Chaplin, CT            Agriculture                 Dec-89           0        32,760         32,760
Mountain Air Systems             Burlington, VT         Computers                   Oct-90           0        25,630         25,630
National News Network            Los Angeles, CA        Satellite Dishes            Jun-90   1,622,934       114,499      1,737,433
Neuro Electric Test Associates   Oakland, CA            Printing                    Oct-90           0        26,691         26,691
Nevada Medical Red Rock          Las Vegas, NV          Medical                     Dec-89           0        39,799         39,799
New Century Marble & Granite     Oakland, CA            Manufacturing & Production  Nov-94           0        30,157         30,157
New England Digital              Lebanon, NH            Office Equipment            Aug-90     136,268        13,828        150,096
Niagara Mohawk Power Corp.       Syracuse, NY           Computers                   Feb-91     182,483        39,082        221,565
Niagara Mohawk Power Corp.       Syracuse, NY           Computers                   Feb-91     168,889        45,288        214,176
Nice & Fresh Bakery              Bridgeport, CT         Manufacturing & Production  Nov-90           0        98,792         98,792
Nice & Fresh Bakery              Bridgeport, CT         Fixture                     Dec-90           0        54,500         54,500
One Hour Martinizing             Fresno, CA             Sanitation                  Dec-90      53,640         4,430         58,070
Orman Brothers                   Rosser, TX             Agriculture                 Dec-90      25,972         2,396         28,369
Packaging Plus Services          Middletown, NY         Furniture                   Jul-90           0        27,572         27,572
Parametric Technology Corp.      Waltham, MA            Computers                   May-90     302,349        57,334        359,683
Parctec, Inc.                    New York, NY           Retail                      Nov-93      42,759         1,976         44,736
Parctec, Inc.                    New York, NY           Retail                      Nov-93     143,882         6,651        150,533
Parctec, Inc.                    New York, NY           Retail                      Nov-93     304,074        14,055        318,130
Parctec, Inc.                    New York, NY           Retail                      Nov-93      84,329         3,898         88,227
Parctec, Inc.                    New York, NY           Retail                      Nov-93      82,018         3,791         85,810
Parctec, Inc.                    New York, NY           Retail                      Nov-93     123,588         5,713        129,301
Parctec, Inc.                    New York, NY           Retail                      Nov-93      80,898         3,739         84,637
Parctec, Inc.                    New York, NY           Retail                      Nov-93     427,938        19,781        447,719

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

Parctec, Inc.                    New York, NY           Retail                      Nov-93     165,227         7,637        172,864
Parctec, Inc.                    New York, NY           Retail                      Nov-93      41,570         1,921         43,491
Parctec, Inc.                    New York, NY           Retail                      Dec-93      42,395         1,946         44,341
Parctec, Inc.                    New York, NY           Retail                      Dec-93           0        45,788         45,788
Parctec, Inc.                    New York, NY           Retail                      Dec-93           0        86,612         86,612
Parctec, Inc.                    New York, NY           Retail                      Dec-93      30,941         1,420         32,361
Parctec, Inc.                    New York, NY           Retail                      Dec-93      35,099         1,611         36,710
Paul's Market & Deli             Knoxville, TN          Restaurant Equipment        Apr-90           0        27,487         27,487
Paul-Scott Industries            Tampa, FL              Manufacturing & Production  Nov-89           0        69,264         69,264
Pepperidge Farms, Inc.           Norwalk, CT            Computers                   May-90     321,109       264,074        585,183
Pepperidge Farms, Inc.           Norwalk, CT            Manufacturing & Production  Aug-90     122,085        99,631        221,716
Performance Semiconductor        Sunnyvale, CA          Computers                   Oct-90     513,117        55,895        569,012
Performance Semiconductor        Sunnyvale, CA          Medical                     Oct-90     591,377        76,009        667,386
Performance Semiconductor        Sunnyvale, CA          Computers                   Oct-90     292,735        33,332        326,067
Performance Semiconductor        Sunnyvale, CA          Computers                   Oct-90     401,560        47,546        449,107
Performance Semiconductor        Sunnyvale, CA          Construction                Oct-90     353,899        43,655        397,553
Perry Morris                     Irvine, CA             Manufacturing & Production  Mar-92           0       600,000        600,000
Pete Williams, MD                Brooklyn, NY           Medical                     Nov-89           0        25,919         25,919
Pfister Industries, Inc.         Fair Lawn, NJ          Manufacturing & Production  Nov-94           0        31,025         31,025
Phil's Place for Ribs            Mentor, OH             Restaurant Equipment        Jun-90           0        54,040         54,040
Phyliss Moriarty                 Poughkeepsie, NY       Medical                     Jan-95           0        30,287         30,287
Physiologic Reps, Inc.           Glendadle, CA          Medical                     Jun-91           0        41,924         41,924
Pineville Piggly-Wiggly, Inc.    New Iberia, LA         Computers                   Dec-90           0        44,854         44,854
Plante Construction, Inc.        Huntington, CT         Agriculture                 Sep-89           0        44,200         44,200
Polk Opticians, Inc.             Lakeland, FL           Medical                     Dec-89           0        37,733         37,733
Prestige Auto Body, Inc.         Springfield, VA        Paint Booth                 Jul-90           0        34,599         34,599
Putnam Companies, Inc.           Boston, MA             Computers                   Nov-90     269,294        43,844        313,138
Pyramid Vitamins & Health        Metuchen, NJ           Fixture                     Dec-95           0        26,465         26,465
Qualicare Medical Labs           Astoria, NY            Medical                     Aug-90           0        47,403         47,403
R/T Enterprises, Inc.            Richmond, VA           Construction                Jun-90           0        43,914         43,914
Raleigh Athletic Equipment Corp. New Rochelle, NY       Computers                   Jun-93           0        25,907         25,907
Raleigh Crane Corp.              Raleigh, NC            Material Handling           Jun-90           0        33,613         33,613
Randy's General Merchandise      Boyce, LA              Computers                   Sep-90           0        43,536         43,536
Raynet Corporation               Menlo Park, CA         Computers                   Oct-90      98,601        12,540        111,140
Red Rock Surgical Center         Las Vegas, NV          Medical                     Dec-89           0        39,799         39,799
Refuse Systems, Inc.             Cleveland, OH          Sanitation                  Jun-90           0        32,228         32,228
Registered Films Inc.            New York, NY           Video Production            May-96           0        53,797         53,797
Rehab Management, Inc.           Midlothian, VA         Furniture                   Jun-90           0        33,055         33,055
Richman Gordman Stores, Inc.     Omaha, NE              Office Equipment            Dec-90     902,150       177,729      1,079,880
Richman Gordman Stores, Inc.     Omaha, NE              Office Equipment            Dec-90     518,068       101,291        619,360
Richman Gordman Stores, Inc.     Omaha, NE              Retail                      Dec-93           0       119,662        119,662
Robert A. Masters                San Pedro, CA          Video Production            Jun-91           0        56,632         56,632

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

Rocky Mountain                   Denver, CO             Computers                   Oct-90     469,838        62,796        532,633
Romano's Pack & Save, Inc.       Baton Rouge, LA        Computers                   Jul-90           0        32,186         32,186
Roulette P.C.H., Inc.            San Jose, CA           Computers                   Aug-94           0        26,964         26,964
Royal Glass Corporation          Englewood, NJ          Manufacturing & Production  Jul-94           0        25,395         25,395
Rsvp Services                    Edmond, OK             Telecommunications          Dec-95           0        33,014         33,014
Safeguard Business Systems, Inc. Fort Washington, PA    Material Handling           Jul-90           0        99,148         99,148
Safeguard Business Systems, Inc. Fort Washington, PA    Manufacturing & Production  Jul-90           0       109,753        109,753
Safeguard Business Systems, Inc. Fort Washington, PA    Manufacturing & Production  Jul-90           0        99,148         99,148
Safeguard Business Systems, Inc. Fort Washington, PA    Manufacturing & Production  Jul-90           0        99,148         99,148
Schremp                          Fairfax, VA            Manufacturing & Production  Nov-89           0        26,067         26,067
Serologicals, Inc.               Brookfield, WI         Computers                   Nov-90     551,499       140,680        692,179
Serologicals, Inc.               Pensacola, FL          Computers                   May-91           0        70,789         70,789
Serologicals, Inc.               Pensacola, FL          Office Equipment            Nov-91           0        46,490         46,490
Serologicals, Inc.               Pensacola, FL          Computers                   May-92           0        76,900         76,900
Sigmatel, Inc.                   Tenafly, NJ            Telecommunications          Aug-90           0        37,492         37,492
Snyder / Newell , Inc.           San Francisco, CA      Telecommunications          Dec-95           0        33,636         33,636
Solar Graphics Inc.              St. Petersburg, FL     Computers                   Oct-95           0        34,749         34,749
Soltex Polymer Corp.             Houston, TX            Computers                   Feb-90           0       170,882        170,882
Southeastern Microfilm Inc.      Raleigh, NC            Manufacturing &  Production May-96           0        43,686         43,686
Star Liminators, Inc.            Anaheim, CA            Manufacturing &  Production May-96           0        42,371         42,371
Steve Oglesby Productions Inc.   Evansville, IN         Video Production            Dec-95           0        42,495         42,495
Streets, Ltd.                    Long Island City, NY   Computers                   Jun-93           0        29,329         29,329
Structural Steel Inc.            Rockledge, FL          Manufacturing & Production  May-95           0        32,728         32,728
Sunrise Duplication Services     Englewood, CO          Video Production            Apr-95           0        27,067         27,067
Sunset Estates of Watonaga, Inc. Watonga, OK            Fixture                     Dec-90      36,763         3,212         39,975
T.B.G. of Merrick, Inc.          Whitestone, NY         Furniture                   Nov-94           0       204,779        204,779
Tarzar, Inc.                     Evansville, IN         Manufacturing & Production  Jul-91           0        51,311         51,311
Teel Lumber Company              Pocahontas, AR         Manufacturing & Production  Jun-93           0        26,412         26,412
Telebit Corp.                    Sunnyvale, CA          Computers                   Mar-90     925,370       148,270      1,073,640
Telebit Corp.                    Sunnyvale, CA          Medical                     May-90     139,567        15,671        155,238
Telebit Corp.                    Sunnyvale, CA          Computers                   May-90     367,953        47,582        415,535
Terrance Reay, Inc.              Mission Viejo, CA      Furniture                   Jun-91           0        60,351         60,351
Terrance Reay, Inc.              Mission Viejo, CA      Furniture                   Jun-91           0        59,064         59,064
The Gaton Clement Corp.          Chavin, LA             Computers                   Jul-90           0        27,679         27,679
The Real Estate Collection       Hermosa Beach, CA      Furniture                   Jun-91           0        27,732         27,732
Thermal Dynamics Corporation     West Lebanon, NH       Manufacturing & Production  Dec-90           0       189,364        189,364
Tri Star Optics, Inc.            New York, NY           Furniture                   Jun-90           0        47,990         47,990
U.S. Communications of
 Westchester                     Boca Raton, FL         Telecommunications          Sep-90            0       104,000       104,000
U.S. Pipeline Service, Inc.      Clearwater, FL         High Pressure Jetter        Jul-90           0        25,232         25,232
Unity Broadcasting Network       New York, NY           Telecommunications          Sep-89           0        80,231         80,231
Unity Broadcasting Network       New York, NY           Telecommunications          Jul-90           0        36,082         36,082
Upper Crust Pizza                San Luis Obispo, CA    Restaurant Equipment        Dec-90      40,991         3,341         44,332

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B at March 31, 1998:

        Original Lessee                                                            Date        Total          Cash       Acquisition
       or Equipment User           Location                 Equipment             Purchased Financing (1)  Expended (2)    Cost (3)
-------------------------------- ---------------------- ------------------------- --------- ------------- ------------- ------------

USX Corporation                  Pittsburgh, PA         Computers                   Mar-90     862,520       156,933      1,019,453
USX Corporation                  Pittsburgh, PA         Computers                   Mar-90   1,295,084       228,447      1,523,531
USX Corporation                  Pittsburgh, PA         Mining                      May-90   2,540,177       944,382      3,484,559
USX Corporation                  Pittsburgh, PA         Mining                      Aug-90   5,454,428     1,078,257      6,532,685
Viridis Corp.                    Los Angeles, CA        Computers                   Jul-95           0        29,409         29,409
Visual Productions, Inc.         San Diego, CA          Printing                    Apr-96           0        48,047         48,047
Voice Genesis, Inc.              Brecksville, OH        Computers                   May-96           0        49,905         49,905
Volvo North America Corporation  Rockleigh, NJ          Telecommunications          Nov-90     140,737        20,163        160,900
Walnut Valley Auto Body          Walnut, CA             Material Handling           Dec-90      32,567         3,172         35,739
Weissinger Steel Erection        Orlando, FL            Construction                Dec-90      29,666         2,692         32,358
Weron, Inc.                      Englewood, CO          Automotive                  Dec-90           0        68,782         68,782
West Atlantic Medical Center     Delray Beach, FL       Medical                     Apr-90           0        27,594         27,594
Westside Sanitaion, Inc.         Miami, FL              Steel Refuse Containers     Jul-90           0        35,548         35,548
Wil-Ray Cabinets &
  Millwork, Inc.                 Temple, TX             Material Handling           Feb-91           0        45,771        45,771
Wmd Green Inc.                   Gresham, OR            Printing                    May-96           0        48,492         48,492
Xerox Corporation                Blauvelt, NY           Copiers                     Sep-89      40,053         5,373         45,426
Yumi Yogurt                      San Mateo, CA          Material Handling           Dec-90      24,201         2,246         26,447
                                 Total Equipment transactions less than $25,000              1,312,672     6,122,204      7,434,876
                                                                                            ----------    ----------    -----------
                                                                                           $40,950,305   $26,850,666    $67,800,971
                                                                                           ===========   ===========    ===========

(1)  This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series B at March 31, 1998 pursuant to leases or which secure its Financing Transactions.


                                      Equipment       Equipment         Total
           Equipment Category          Leases        Financings       Portfolio
   ------------------------------     ----------     -----------     ----------
   Telecommunications                   $833,501          93,263       $926,764
   Restaurant Equipment                  618,000         117,121        735,121
   Manufacturing & Production            217,519         329,652        547,171
   Office Furniture&Fixtures              68,407         377,668        446,075
   Computer Systems                       41,586         359,673        401,259
   Retail Systems                        119,662          47,457        167,119
   Video Production                       21,919         115,372        137,291
   Printing                              117,056          10,493        127,549
   Medical                                59,574               0         59,574
   Automotive                             55,776               0         55,776
   Material Handling                           0          26,533         26,533
   Audio                                       0          24,542         24,542
   Office Equipment                            0          14,569         14,569
                                      ----------     -----------     -----------

                                      $2,153,000      $1,516,343     $3,669,343
                                      ==========     ===========     ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------
A & S Shotcrete Inc.             Phoenix, AZ         Manufacturing & Production    Apr-95           $0      $36,284       $36,284
Abco Cesspol Services, Inc.      Marston Mills, MA   Construction                  Jun-91            0       34,858        34,858
Access, Inc.                     Birmingham, AL      Fixture                       Jun-96            0       54,244        54,244
Adamson Tire & Brake             Sun City, CA        Retail                        Jan-92            0       97,767        97,767
Adirondack Obstetrics & Gyn      Glens Falls, NY     Medical                       May-96            0       55,200        55,200
Adzima Funeral Home, Inc.        Stratford, CT       Computers                     Dec-94            0       25,266        25,266
All Star Premium Products, Inc   Sturbridge, MA      Computers                     Jun-96            0       31,452        31,452
Alliant Techsystems Inc.         Everett, WA         Manufacturing & Production    Oct-95            0       25,764        25,764
Alliant Techsystems, Inc.        Edina, MN           Video Production              Oct-91            0       38,401        38,401
Alliant Techsystems, Inc.        Edina, MN           Manufacturing & Production    Dec-91            0       76,982        76,982
American Association of
 Retired Persons                 Washington, DC      Computers                     Mar-91      238,596       35,284       273,880
Andrew L. Pettit Architect       New York, NY        Computers                     Jun-96            0       40,010        40,010
Aneree Associates                Palmdale, CA        Retail                        Feb-92            0       53,003        53,003
Apollo Group, Inc.               Phoenix, AZ         Computers                     Mar-91            0      238,708       238,708
Apollo Group, Inc.               Phoenix, AZ         Telecommunications            Jul-91            0       42,923        42,923
Arias Research Associates,Inc    Whittier, CA        Medical                       Jun-96            0       54,528        54,528
Avel Hotel of Naples             Boca Raton, FL      Furniture                     Mar-91            0      267,800       267,800
Avel Hotel of Naples             Boca Raton, FL      Furniture                     Jun-94            0       65,659        65,659
Baptist Health Care
 of Oklahoma                     Oklahoma City, OK   Medical                       Jun-91      304,538      129,016       433,554
Barry'S Photography              La Porte, IN        Photography                   May-96            0       40,299        40,299
Bath Ironworks Corp.             Bath, ME            Computers                     Jun-91      720,683       80,405       801,088
Bath Ironworks Corp.             Bath, ME            Computers                     Jun-91    1,036,469      244,135     1,280,604
Benson Brothers Disposal, Inc.   Wyantskill, NY      Sanitation                    Mar-91            0       27,469        27,469
Benson Brothers Disposal, Inc.   Wynantskill, NY     Sanitation                    May-91            0       28,205        28,205
Blackhawk Audio Inc.             Goodlettsville, TN  Audio Equipment               Feb-96            0       46,335        46,335
Bnk Industries, Inc.             Woburn, MA          Manufacturing &  Production   Jun-96            0       58,891        58,891
Bobby Rubino's USA, Inc.         Fort Lauderdale, FL Computers                     Oct-91            0       96,121        96,121
Brad & Sharon Sessions           Lafayette, CO       Manufacturing & Production    Sep-91            0       25,529        25,529
Bradlees                         Braintree, MA       Fixture                       Feb-91       77,880        9,706        87,587
Bradlees                         Braintree, MA       Computers                     Feb-91       94,175       10,954       105,129
Bradlees                         Braintree, MA       Computers                     Feb-91       57,531        6,603        64,134
Bradlees                         Braintree, MA       Fixture                       Feb-91      228,418       27,426       255,844
Bradlees                         Braintree, MA       Fixture                       Feb-91      193,191       25,093       218,284
Bradlees                         Braintree, MA       Fixture                       Feb-91      219,521       26,358       245,878
Bradlees                         Braintree, MA       Fixture                       Feb-91      192,081       23,063       215,144
Bradlees                         Braintree, MA       Computers                     Feb-91      157,979       17,611       175,590
Brenlar Investments, Inc.        Novaro, CA          Furniture                     Oct-94            0      303,000       303,000
Brennick Constuction, Inc.       Marston Mills, MA   Construction                  Jun-91            0       25,101        25,101
Bullet Proof, Inc.               Encino, CA          Restaurant Equipment          Aug-91            0       74,344        74,344
Cadbury Beverages, Inc.          Stamford, CT        Computers                     May-91            0       57,654        57,654
California Micro Devices Corp.   Milpitas, CA        Computers                     Sep-91      738,362      219,596       957,958
Carter Hill Sanitation, Inc.     Kingston, NC        Sanitation                    May-91            0       27,334        27,334

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

Carter Mckenzie Inc.             West Orange, NJ     Computers                     May-95            0       36,088        36,088
Centocor Inc.                    Malvern, PA         Furniture                     Jan-96            0      470,368       470,368
Centocor, Inc.                   Malvern, PA         Furniture                     Mar-91    1,383,374      286,946     1,670,320
Christ The King Regional         Middle Village, NY  Computers                     Jun-95            0      167,544       167,544
Chrysler Corp.                   Highland Park, MI   Computers                     Apr-91    2,258,176      718,751     2,976,927
Chrysler Financial Corp.         Southfield, MI      Computers                     Jun-91    7,414,503      969,294     8,383,797
Ciba-Geigy Corp.                 Tarrytown, NY       Telecommunications            May-91            0       35,553        35,553
Ciba-Geigy Corp.                 Tarrytown, NY       Video Production              May-91            0      139,950       139,950
Ciba-Geigy Corp.                 Tarrytown, NY       Telecommunications            May-91            0       38,589        38,589
Clem Fab Associates              Atlantic City, NJ   Fixture                       Oct-94            0       25,973        25,973
Community Health Services, Inc.  Hartford, CT        Computers                     May-91            0      117,739       117,739
Community Home Nursing Care      Atlanta, GA         Telecommunications            Aug-91            0       30,068        30,068
Consolidated Waste Industries    Washington, DC      Sanitation                    Mar-91            0       29,081        29,081
Conway Excavating                Lakeville, MA       Construction                  Jun-91            0       34,334        34,334
Cup or Cone, Inc.                Philadelphia, PA    Restaurant Equipment          Mar-95            0       36,144        36,144
Cuza Corp.                       Cathederal City, CA Transportation                Dec-91            0       94,354        94,354
Cyrus Hosiery Inc.               Gardena, CA         Manufacturing &  Production   May-96            0       54,115        54,115
D & V Carting, Inc.              Wellington, FL      Sanitation                    Mar-91            0       31,982        31,982
Databank South, Inc.             Thompson, GA        Computers                     Apr-91      763,377       79,680       843,057
Dave Sanborn                     San Bernadino, CA   Material Handling             Jun-93            0       26,724        26,724
Decorel                          Mundelein, IL       Retail                        Oct-91            0       30,855        30,855
Delmar's Body Shop, Inc.         Staunton, VA        Automotive                    Mar-91            0       39,741        39,741
Dennis Aagard, Inc.              Sanford, FL         Construction                  May-91            0       60,721        60,721
Detroit-Malcomb Hospital Corp.   Detroit, MI         Medical                       Jun-91      980,422      462,219     1,442,641
Diamond Head, Inc.               Leesville, LA       Sanitation                    May-91            0       43,396        43,396
Douglas Pelleymounter            Rocklin, CA         Manufacturing & Production    Apr-91            0       33,612        33,612
Dr. Norman M. Kline, MD          Coral Springs, FL   Medical                       Jun-91            0       28,523        28,523
Dvonch Inc. Dba                  Signal Hill, CA     Copiers                       Apr-95            0       32,912        32,912
EMJ/McFarland                    Binghamton, NY      Computers                     Mar-91      268,119       34,957       303,076
Enkon Environmental Services     Livonia, MI         Environmental                 Sep-91            0      210,728       210,728
Enviroclean Systems, Inc.        Vernon Parish, LA   Front Load Containers         May-91            0       43,396        43,396
Environmental Construction Co.   North Scituate, RI  Construction                  Jun-91            0       34,613        34,613
Episcopal Hospital               Philadelphia, PA    Medical                       Sep-91      224,403      112,369       336,773
Executone Information            Darien, CT          Construction                  May-91            0       85,692        85,692
Executone Information            Darien, CT          Office Equipment              May-91            0      139,427       139,427
Exterior Home Designs Inc.       Shawnee Mission, KS Telecommunications            Feb-96            0       37,927        37,927
F. Scott Ulch, Individual        Reno, NV            Construction                  Jun-96            0       29,353        29,353
Forte Hotels International       El Cajon, CA        Computers                     Feb-91    1,184,673      110,605     1,295,278
Forte Hotels International       El Cajon, CA        Computers                     Feb-91      780,651       71,016       851,667
Fotoball Usa Inc.                San Diego, CA       Printing                      Dec-95            0       71,477        71,477
Fourth Shift Corp.               Bloomington, MN     Computers                     Aug-91            0      155,240       155,240
G.I. Apparel, Inc.               Farmingdale, NJ     Computers                     Apr-96            0       43,814        43,814

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

G.S. Tire Center, Inc.           Grand Junction, CO  Manufacturing & Production    May-91            0       32,077        32,077
General Electric, CIT            Bridgeport, CT      Printing                      Mar-91      958,130      151,330     1,109,460
Getchell'S Distributing Co.      Beaverton, OR       Automotive                    Jun-96            0       28,051        28,051
Grant Dahlstrom, Inc.            Passadena, CA       Printing                      Jun-96            0       36,278        36,278
Guest Quarters Hotel Limited     Boston, MA          Furniture                     Jun-91            0       33,790        33,790
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       48,041        48,041
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       30,924        30,924
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       48,065        48,065
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       47,969        47,969
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       47,969        47,969
Guest Quarters Hotel Limited     Boston, MA          Computers                     Jun-91            0       48,129        48,129
H & K Tires, Inc.                Rancho Cucamong, CA Automotive                    Jan-92            0       97,543        97,543
H & O Technology, Inc.           Ballston Spa, NY    Computers                     May-91            0       29,048        29,048
Hardy Construction Co., Inc.     Hillsboro, WI       Construction                  May-96            0       28,878        28,878
Harte Toyota, Inc.               Dartmouth, MA       Manufacturing & Production    Jun-91            0       51,331        51,331
Healthtrust, Inc.                Nashville, TN       Medical                       Sep-91      446,586      114,285       560,871
High Point Regional Hospital     High Point, NC      Medical                       Sep-91      657,013      471,709     1,128,722
Highlands Hospital Corp.         Prestonburg, KY     Medical                       Jun-91      341,892      200,517       542,409
Hometown Buffet, Inc.            San Diego, CA       Restaurant Equipment          Jan-95            0      618,000       618,000
Honling Food, Inc.               Brisbane, CA        Manufacturing & Production    Sep-91            0       99,407        99,407
Horizon Imaging & Therapy        Columbus, OH        Medical                       Sep-91       96,052       41,989       138,041
Horizon Imaging & Therapy        Columbus, OH        Medical                       Sep-91      327,493      150,741       478,234
I. Spence, N. Constantinople     Washington, DC      Medical                       Jun-91            0       90,150        90,150
Iberia General Hospital          New Iberia, LA      Medical                       Sep-91      259,382       77,855       337,237
Imperial Plastic                 Lakeville, MN       Manufacturing & Production    Jun-91            0      124,803       124,803
Imperial Plastic                 Lakeville, MN       Manufacturing & Production    Jan-92            0      122,247       122,247
In Time Entertainment Corp       Warren, OH          Computers                     Oct-95            0       38,443        38,443
Ingersall Rand                   Woodcliff Lake, NJ  Computers                     May-91            0       26,610        26,610
Interactive Telecom Network      Sherman Oaks, CA    Computers                     Jun-96            0       27,235        27,235
James E. Connolly                Manchester, NH      Furniture                     Dec-93            0       54,942        54,942
James E. Houtz                   Midpines, CA        Restaurant Equipment          Aug-91            0       60,489        60,489
Jason Tynan & Company, Inc.      New York, NY        Telecommunications            Sep-94            0       28,289        28,289
Johnson & Dugan Ins. Services    Redwood City, CA    Computers                     Mar-96            0       44,246        44,246
Kendall Diagnostic Center Ltd.   Miami, FL           Medical                       Jun-91      217,894      105,722       323,616
Kendall Diagnostic Center Ltd.   Miami, FL           Medical                       Sep-91    1,195,860      770,230     1,966,090
Kim Vanaman, Individual          Hayward, CA         Manufacturing &  Production   Jun-96            0       32,684        32,684
King Carpet Mart, Inc.           King Of Prussia, PA Fixture                       Dec-94            0       29,856        29,856
Landtech Data Corporation        West Palm Beach, FL Computers                     Jun-95            0       29,774        29,774
Local Favorite, Inc.             Newport Beach, CA   Restaurant Equipment          Dec-94            0      525,049       525,049
Lone Star Disposal, Inc.         Cedar Park, TX      Sanitation                    Mar-91            0       29,366        29,366
Malone Display Inc.              Decatur, GA         Computers                     May-96            0       60,725        60,725
Marriott Corp.                   Washington, DC      Transportation                Aug-91       61,960        6,210        68,170

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

Marriott Corp.                   Scottsdale, AZ      Transportation                Aug-91       83,184        8,336        91,520
Marriott Corp.                   El Paso, TX         Transportation                Aug-91       25,189        2,524        27,713
Marriott Corp.                   Greensboro, NC      Transportation                Aug-91       24,004        2,406        26,410
Marriott Corp.                   Tampa, FL           Computers                     Aug-91       65,637        6,578        72,215
Marriott Corp.                   Miami, FL           Video Production              Aug-91       29,941        3,001        32,942
Marriott Corp.                   Chicago, IL         Computers                     Aug-91      140,201       14,051       154,251
Marriott Corp.                   Point Clear, AL     Sanitation                    Aug-91      149,148       14,947       164,096
Marriott Corp.                   Scottsdale, AZ      Transportation                Aug-91       56,365        5,653        62,018
Marriott Corp.                   Miami, FL           Transportation                Aug-91       47,487        4,759        52,246
Marriott Corp.                   Albuquerque, NM     Furniture                     Aug-91       58,628        5,876        64,503
Masterforce, Inc.                Jordon, MN          Manufacturing & Production    Jul-91            0       48,422        48,422
MBS Business Products Inc.       Whippany, NJ        Computers                     Feb-96            0       34,492        34,492
Message X Communications, Inc.   Hartford, CT        Telecommunications            May-91            0       25,594        25,594
Microwave Power Devices, Inc.    Hauppauge, NY       Computers                     Apr-96            0       65,797        65,797
Mitech, Inc.                     Rockville, MD       Furniture                     Aug-91            0      547,330       547,330
Mitzel's American Kitchen        Seattle, WA         Fixture                       Mar-95            0       35,143        35,143
MPQ Business Suppliers, Inc.     Upland, CA          Office Equipment              Sep-91            0       29,466        29,466
National Board for
  Professional Teaching          Cortez, FL          Furniture                     Mar-91            0      152,675       152,675
Navarra Insurance Associates     Warrendale, PA      Computers                     Feb-95            0       34,232        34,232
Network Telephone Services, Inc. Woodland Hills, CA  Telecommunications            Aug-91            0      330,123       330,123
New England Marina               Dorchester, MA      Restaurant Equipment          Jun-91            0       27,528        27,528
New Liberty Hospital District    Liberty, MI         Medical                       Dec-91    1,368,794      251,343     1,620,137
Newark Beth Israel
  Medical Center                 Newark, NJ          Computers                     May-91            0       38,181        38,181
Nissan Lift Trucks of Memphis    Memphis, TN         Forklifts                     Jun-91            0      231,239       231,239
North Star Foods, Inc.           St Charles, MN      Computers                     Mar-91            0      406,135       406,135
Paine's, Inc.                    Simsbury, CT        Environmental                 Jan-92            0      157,907       157,907
Panoramic Press, Inc.            Phoenix, AZ         Printing                      May-96            0       51,086        51,086
Parctec, Inc.                    New York, NY        Retail                        Nov-93      243,961       11,166       255,128
Parctec, Inc.                    New York, NY        Retail                        Nov-93       91,777        4,110        95,887
Parctec, Inc.                    New York, NY        Retail                        Dec-93      374,247       17,130       391,377
Parctec, Inc.                    New York, NY        Retail                        Dec-93       51,592        2,361        53,954
Parctec, Inc.                    New York, NY        Retail                        Dec-93       45,585        2,086        47,671
Parctec, Inc.                    New York, NY        Retail                        Dec-93       40,779        1,867        42,645
Parctec, Inc.                    New York, NY        Retail                        Dec-93      132,493        5,933       138,426
Parctec, Inc.                    New York, NY        Retail                        Dec-93      220,006        9,851       229,857
Parctec, Inc.                    New York, NY        Retail                        Dec-93      262,388       11,749       274,137
Parctec, Inc.                    New York, NY        Retail                        Dec-93       45,369        2,031        47,400
Parctec, Inc.                    New York, NY        Retail                        Dec-93       33,035        1,512        34,547
Parctec, Inc.                    New York, NY        Retail                        Dec-93       76,610        3,559        80,169
Parctec, Inc.                    New York, NY        Retail                        Dec-93       31,034        1,420        32,455
Parctec, Inc.                    New York, NY        Retail                        Dec-93      121,275        5,550       126,825
Parctec, Inc.                    New York, NY        Retail                        Dec-93      169,961        7,610       177,571

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

Parctec, Inc.                    New York, NY        Retail                        Dec-93      206,603        9,251       215,854
Parctec, Inc.                    New York, NY        Retail                        Dec-93       47,944        2,147        50,091
Parctec, Inc.                    New York, NY        Retail                        Dec-93       38,352        1,755        40,108
Parctec, Inc.                    New York, NY        Retail                        Dec-93       39,391        1,803        41,194
Parctec, Inc.                    New York, NY        Retail                        Dec-93      204,537        9,159       213,696
Parctec, Inc.                    New York, NY        Retail                        Dec-93       78,596        3,597        82,193
Pepperidge Farm                  Newark, NJ          Telecommunications            May-91            0       50,938        50,938
Perry Morris                     Irvine, CA          Manufacturing & Production    Mar-92            0    1,000,000     1,000,000
Peter Kim                        Santa Monica, CA    Fixture                       Mar-95            0       25,958        25,958
Phar-Mor, Inc.                   Youngstown, OH      Fixture                       Feb-91    4,402,289      590,339     4,992,627
Phar-Mor, Inc.                   Youngstown, OH      Fixture                       Feb-91    5,060,835      672,186     5,733,022
Philadelphia HSR Ltd. Partners   Sharon Hills, PA    Manufacturing & Production    Jun-91            0       31,733        31,733
Phillips Productions, Inc.       Dallas, TX          Video Production              May-91            0       71,636        71,636
Pizza Factory                    Susanville, CA      Restaurant Equipment          Aug-91            0       25,003        25,003
Planned Parenthood of NYC, Inc.  New York, NY        Computers                     Jun-91            0       26,637        26,637
Planning Sciences, Inc.          Littleton, CO       Furniture                     Mar-96            0       51,853        51,853
Postal Systems, Inc.             San Mateo, CA       Printing                      Jun-96            0       50,702        50,702
Progress Realty, Inc.            Plympton, MA        Construction                  Jun-91            0       43,260        43,260
Pullano'S Pizza, Inc.            Glendale, AZ        Restaurant                    Apr-96            0       39,423        39,423
R & H Group, Inc.                Oviedo, FL          Retail                        Feb-94            0       35,025        35,025
Read-Rite Corp.                  Milpitas, CA        Manufacturing & Production    Sep-91      867,854      250,377     1,118,231
Read-Rite Corp.                  Milpitas, CA        Manufacturing & Production    Sep-91      269,574       78,071       347,645
Read-Rite Corp.                  Milpitas, CA        Manufacturing & Production    Sep-91      447,292      120,375       567,667
Read-Rite Corp.                  Milpitas, CA        Computers                     Sep-91      456,308      119,765       576,073
Read-Rite Corp.                  Milpitas, CA        Manufacturing & Production    Sep-91      655,369      191,571       846,940
Redman Movies And Stories, Inc   Salt Lake City, UT  Video Production              Jun-96            0       44,885        44,885
Rez-N-8 Productions, Inc.        Hollywood, CA       Video Production              Jun-96            0       65,815        65,815
Richard A. Rennolds Dba          Santa Clara, CA     Manufacturing & Production    Jun-95            0       30,477        30,477
Rico's Place, Inc.               San Carlos, CA      Restaurant Equipment          Jun-93            0       25,794        25,794
RJM Equipment Corp.              Boston, MA          Construction                  Jun-91            0       41,194        41,194
Robert Dayan                     Los Angeles, CA     Computers                     Jul-95            0       29,594        29,594
Robert Jones                     Mission Viejo, CA   Video Production              Sep-91            0       28,684        28,684
Robinson, Brebner & Moga         Lake Bluff, IL      Computers                     Jun-91            0       36,530        36,530
Samuel & Sandy Stephens          Midland, VA         Construction                  May-91            0       45,158        45,158
Sep Tech, Inc.                   South Chatham, MA   Material Handling             Jun-91            0       32,946        32,946
Separation Technology Inc.       St. Paul, MN        Computers                     Aug-95            0       36,013        36,013
Sessions                         Lafayette, CO       Embroidery Equipment          Sep-91            0       25,529        25,529
Sfuzzi, Inc.                     New York, NY        Office Equipment              Aug-91            0      180,084       180,084
Sheraton Portland Airport Hotel  Portland, OR        Computers                     Mar-96            0       31,193        31,193
Sliphod Graphics, Inc.           San Diego, CA       Video Production              May-94            0       29,696        29,696
South Shore Rehabilitation       Rockland, MA        Medical                       Jun-91            0       25,793        25,793
Southern Refrigerated            Ashdown, AR         Telecommunications            Nov-92            0      362,250       362,250

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

Southern Refrigerated Transprt   Ashdown, AR         Telecommunications            Dec-96            0       50,797        50,797
Specialty Metals, Inc.           Stamford, CT        Furniture                     Jun-91            0       92,560        92,560
Spitz Clinic, PC                 Morton, PA          Medical                       Mar-91            0       30,956        30,956
St. Louis University             St. Louis, MO       Medical                       Sep-91      295,414      202,779       498,193
Star Tire And Service, Inc.      Columbus, IN        Fixture                       Oct-91            0       45,775        45,775
Stop & Shop                      Braintree, MA       Computers                     Feb-91      116,332       14,454       130,786
Stop & Shop                      Braintree, MA       Computers                     Feb-91      569,145       68,131       637,276
Stop & Shop                      Braintree, MA       Retail                        Feb-91      387,311       50,308       437,619
Stop & Shop                      Braintree, MA       Computers                     Feb-91      114,090       14,773       128,863
Stop & Shop                      Braintree, MA       Retail                        Feb-91      175,093       21,822       196,915
Stop & Shop                      Braintree, MA       Computers                     Feb-91       35,126        4,205        39,331
Stop & Shop                      Braintree, MA       Retail                        Feb-91      169,376       20,337       189,713
Stop & Shop                      Braintree, MA       Computers                     Feb-91      141,920       17,634       159,554
Stop & Shop                      Braintree, MA       Retail                        Feb-91      118,084       13,053       131,136
Stop & Shop                      Braintree, MA       Retail                        Feb-91      367,507       40,617       408,124
Stop & Shop                      Braintree, MA       Retail                        Feb-91       99,072       11,896       110,968
Stop & Shop                      Braintree, MA       Computers                     Feb-91       30,019        3,594        33,613
Stop & Shop                      Braintree, MA       Retail                        Feb-91       64,032        7,187        71,219
Stop & Shop                      Braintree, MA       Retail                        Feb-91      284,138       33,367       317,506
Stop & Shop                      Braintree, MA       Retail                        Feb-91       50,920        5,727        56,647
Stop & Shop                      Braintree, MA       Retail                        Feb-91      209,029       27,151       236,179
Stop & Shop                      Braintree, MA       Retail                        Feb-91      169,841       20,393       190,234
Stop & Shop                      Braintree, MA       Retail                        Feb-91      121,255       13,982       135,237
Stop & Shop                      Braintree, MA       Retail                        Feb-91      103,621       12,442       116,062
Stop & Shop                      Braintree, MA       Retail                        Feb-91       82,969        9,456        92,425
Stop & Shop                      Braintree, MA       Computers                     Feb-91       26,428        2,946        29,374
Stop & Shop                      Braintree, MA       Retail                        Feb-91      184,177       22,114       206,291
Stop & Shop                      Braintree, MA       Retail                        Feb-91       62,067        7,736        69,803
Stop & Shop                      Braintree, MA       Computers                     Feb-91      726,459       84,499       810,958
Stop & Shop                      Braintree, MA       Retail                        Feb-91      198,850       23,876       222,725
Sun Presentations, Inc.          Palm Springs, CA    Video Production              Nov-92            0       66,253        66,253
Super-Miami Ltd                  Concord, CA         Fixture                       Nov-91            0       96,968        96,968
Superior Disposal Service, Inc.  Newfield, NY        Sanitation                    May-91            0       35,048        35,048
Superior Tire, Inc.              Canoga Park, CA     Transportation                Dec-91            0       92,236        92,236
Surface Specialists Inc.         Harvey, LA          Manufacturing & Production    Feb-96            0       59,358        59,358
Synoptic Systems Corp.           Springfield, VA     Computers                     May-91            0      164,520       164,520
T.B.G. of Fresh Meadows, Inc.    Whitestone, NY      Restaurant Equipment          Dec-94            0      395,221       395,221
T.W. Productivity Centers        San Francisco, CA   Computers                     Feb-96            0       46,549        46,549
Transportation Corp. of America  Minneapolis, MN     Telecommunications            Sep-91            0       38,224        38,224
Transportation Corp. of America  Minneapolis, MN     Telecommunications            Oct-91            0       51,588        51,588
U.S. Public Technologies Inc.    San Diego, CA       Computers                     Jun-95            0       37,362        37,362
United Diagnostics, Inc.         Miami, FL           Medical                       Jun-91            0       27,181        27,181

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C at March 31, 1998:

        Original Lessee                                                           Date         Total         Cash      Acquisition
       or Equipment User           Location            Equipment                Purchased  Financing (1) Expended (2)   Cost (3)
------------------------------   --------------      --------------------       ---------  ------------- ------------ -------------

USA Waste Services, Inc.         Dallas, TX          Material Handling             Mar-91            0       30,352        30,352
USA Waste Services, Inc.         Dallas, TX          Material Handling             Mar-91            0       32,422        32,422
USA Waste Services, Inc.         Dallas, TX          Telecommunications            Mar-91            0       45,637        45,637
Vacation Escape Inc.             Boca Raton, FL      Telecommunications            Apr-95            0       34,104        34,104
Valley Porge HSR Ltd             Wayne, PA           Manufacturing & Production    Jun-91            0       31,733        31,733
Vermont Sand & Stone, Inc.       Waterbury, VT       Construction                  Jun-91            0       45,396        45,396
Walid J. Talia                   San Diego, CA       Fixture                       Dec-94            0       27,381        27,381
William N. Cann Inc.             Willington, DE      Computers                     Dec-95            0       47,838        47,838
Wrap Up Productions              Castro Valley, CA   Video Production              Oct-91            0       47,315        47,315
                                 Total Equipment transactions less than $25,000                 55,673    4,247,670     4,303,343
                                                                                                -------   ---------     ---------
                                                                                           $45,800,967  $26,853,123   $72,654,090
                                                                                           ===========  ===========   ===========

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series C at March 31, 1998 pursuant to leases or which secure its Financing Transactions.


                                       Equipment          Equipment             Total
         Equipment Category              Leases           Financings           Portfolio
 -------------------------------     --------------      ---------------     ----------

 Restaurant Equipment               $1,255,432              $48,377          $1,303,809
 Retail Systems                      1,240,599               26,510           1,267,109
 Computer Systems                      487,719              631,585           1,119,304
 Office Furniture&Fixtures             596,338              409,097           1,005,435
 Manufacturing & Production            232,654              332,856             565,510
 Printing                                    0              237,459             237,459
 Medical                               104,243               81,789             186,032
 Video Production                       74,580               65,815             140,395
 Telecommunications                     45,534               76,944             122,478
 Construction                           29,352               28,878              58,230
 Copiers                                     0               50,566              50,566
 Automotive                             15,232               28,051              43,283
                                    -----------          -----------         -----------

                                    $4,081,683           $2,017,927          $6,099,610
                                    ==========           ===========         ==========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
1st Choice Physicians           Rockville, MD           Medical                Feb-97          $0        $33,992        $33,992
4Th Street Cleaners             St. Petersburg, FL      Manufacturing &
                                                         Production            Mar-92           0         49,130         49,130
5Th Street Pharmacy, Inc.       Philadelphia, PA        Medical                Mar-92           0         25,694         25,694
Aacro Precision Griding         Sparks, NV              Manufacturing &
                                                         Production            Sep-92      24,200          3,047         27,247
ABC Cleaners                    Pasadena, CA            Manufacturing &
                                                         Production            Mar-92           0         93,410         93,410
Abracadabra Presentation        Santa Ana, CA           Video Production       Sep-96           0         31,580         31,580
Absolute Maintenance, Inc.      Tampa, FL               Material Handling      Oct-93           0         26,836         26,836
Accrurate Color & Compound      Aurora, IL              Manufacturing &
                                                         Production            Feb-97           0         25,719         25,719
Active Periodicals              Deerfield Beach, FL     Computers              Feb-97           0         52,398         52,398
Adult Career Training Corp.     Farmington Hill, MI     Medical                Mar-92           0         32,035         32,035
Advanced Communication          Minneapolis, MN         Computers              Feb-95           0         33,517         33,517
Advantage Metal Products        Tracy, CA               Manufacturing &
                                                         Production            Mar-97           0         51,296         51,296
Adventure Components Inc.       Westlake Villge, CA     Manufacturing &
                                                         Production            Apr-95           0         25,719         25,719
Aero Bookbinding                Sterling, VA            Manufacturing &
                                                         Production            Mar-96           0         30,440         30,440
AHF Marketing Research, Inc.    New York, NY            Computers              Dec-92           0        105,114        105,114
AHS/USC Imaging Equipment       Newport Beach, CA       Medical                Dec-91           0      1,546,288      1,546,288
AHS/USC Imaging Equipment       Newport Beach, CA       Medical                Dec-91           0      1,178,775      1,178,775
AHS/USC Imaging Equipment       Newport Beach, CA       Medical                Dec-91           0        114,911        114,911
AHS-Kosciusko Community
  Hospital                      Warsaw, IN              Medical                Dec-91           0        773,178        773,178
Ajc Associates Inc.             Fort Lauderdale, FL     Manufacturing &
                                                         Production            Apr-95           0         26,538         26,538
Alamance Knit Fabrics Inc.      Burlington, NC          Manufacturing &
                                                         Production            Aug-92           0         46,776         46,776
Alexander & Alexander
  Srvs Inc                      Owings Mill, MD         Computers              Jan-96   3,263,945        548,331      3,812,276
Alpharetta-Woodstock Ob/Gyn     Canton, GA              Medical                Mar-92           0         40,974         40,974
Ambe, Kishore S., Ph.D., MD     Anaheim, CA             Medical                Mar-92      25,597          9,937         35,534
Ambel Precision Manuf. Corp.    Bethel, CT              Manufacturing &
                                                         Production            Mar-95           0         39,487         39,487
Ambrose Dry Cleaners            South Yarmouth, MA      Manufacturing &
                                                         Production            Mar-92           0         91,239         91,239
American Garment Care Co.       Huntington Park, CA     Sanitation             Oct-92      29,030          3,283         32,313
Antelope Valley MRI             Lancaster, CA           Medical                Dec-91     806,855        863,495      1,670,350
Ap Propane, Inc.                King Of Prussia, PA     Computers              Dec-92     359,756        152,563        512,319
Apollo Group, Inc.              Phoenix, AZ             Furniture              Dec-91           0        120,110        120,110
Arter & Hadden                  Cleveland, OH           Telecommunications     Mar-92           0         62,795         62,795
Aspen Cleaners                  Cincinnati, OH          Manufacturing &
                                                         Production            Mar-92           0         97,627         97,627
Associates In Family Care       Olathe, KS              Medical                Mar-92           0         56,126         56,126
Associates In Family Care       Olathe, KS              Medical                Mar-92           0         31,693         31,693
Atlantic Care Medical Center    Lynn, MA                Medical                Dec-91       5,235         46,420         51,655
Atlas Stamp & Marking Supplies  Portland, OR            Manufacturing &
                                                         Production            Feb-97           0         40,211         40,211
Audio Mixers, Inc.              New York, NY            Manufacturing &
                                                         Production            May-92           0         29,777         29,777
Bakery Concepts                 Medfield, MA            Restaurant             Jun-96           0         45,531         45,531
Bakowski, George M., O.D.       Shreveport, LA          Medical                Mar-92           0         36,211         36,211
Ball-Incon Glass
  Packaging Corp.               Muncie, IN              Manufacturing &
                                                         Production            Dec-92     795,970        297,574      1,093,544
Ball-Incon Glass
  Packaging Corp.               Muncie, IN              Manufacturing &
                                                         Production            Dec-92     515,021        162,816        677,836
Barber Coleman, Co.             Loves Park, IL          Computers              Jun-95   1,216,864         63,692      1,280,556

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Barrios, Jose A., MD            Boynton Beach, FL       Medical                Mar-92           0         44,322         44,322
Batniji, Sobhi A., D.D.S.       Laguna Niguel, CA       Medical                Mar-92           0         39,802         39,802
Bay Center Corporation          Tampa, FL               Manufacturing &
                                                         Production            Jul-92           0        108,814        108,814
Bayou Cleaners                  Tarpon Springs, FL      Manufacturing &
                                                         Production            Mar-92           0         90,557         90,557
Beck-Ola Productions, Inc.      Santa Monica, CA        Computers              Mar-96           0         53,292         53,292
Bell Family Health Center       Bell, CA                Medical                Mar-92           0         35,146         35,146
Bell'S Answering Service Inc.   Greenwich, CT           Telecommunications     Jul-95           0         33,747         33,747
Blount, Inc.                    Portland, OR            Manufacturing
                                                          & Production         Jun-95     720,176         43,877        764,053
Bob's Cylinder Head Service     Fresno, CA              Manufacturing &
                                                          Production           Sep-92      23,958          3,360         27,318
Boca Raton Outpatient Surgery   Boca Raton, FL          Medical                Mar-92           0         47,202         47,202
Bombay Duck Company Ltd.        Concord, MA             Fixture                Feb-96           0         57,507         57,507
Bordwell And Bratton, D.D.S.    Memphis, TN             Medical                Mar-92           0         43,328         43,328
Boulgourjian Brothers Corp.     West Hills, CA          Furniture              Feb-96           0         46,132         46,132
Bourns, Inc.                    Riverside, CA           Telecommunications     Mar-92           0        129,155        129,155
Brenlar Investments, Inc.       Novaro, CA              Furniture              Oct-94           0        315,120        315,120
Brookside                       Northbrook, IL          Manufacturing &
                                                          Production           Mar-92           0         59,494         59,494
C.D. Grahn Auto Repair          Rockville, MD           Automotive             Aug-96           0         28,695         28,695
Caio Bella Gelato Co., Inc.     New York, NY            Fixture                Feb-97           0         46,790         46,790
Campo, Alphonse, MD             Stamford, CT            Medical                Mar-92           0         38,489         38,489
Cardiff Beach House             Laguna Beach, CA        Retail                 Jul-96           0         50,470         50,470
Cardinale Bread & Baking        Pittsburg, CA           Restaurant             Jul-96           0         26,384         26,384
Cardiovascular Consultants      Louisville, KY          Medical                Mar-92           0        108,549        108,549
Carullo, Emilio J., MD          Coral Gables, FL        Medical                Mar-92           0         25,389         25,389
Centennial Technologies Inc.    Billerica, MA           Computers              Jan-96      29,261          2,606         31,867
Centennial Technologies Inc.    Billerica, MA           Office Equipment       Jan-96      29,691          2,659         32,350
Centennial Technologies Inc.    Billerica, MA           Manufacturing &
                                                          Production           Jan-96     174,139         15,592        189,732
Centennial Technologies Inc.    Billerica, MA           Manufacturing &
                                                          Production           Jan-96     248,039         22,215        270,254
Centennial Technologies Inc.    Billerica, MA           Manufacturing &
                                                          Production           Jan-96     349,484         31,125        380,608
Center For Special Immunology   Ft. Lauderdale, FL      Medical                Mar-92           0         65,945         65,945
Center For Special Immunology   Ft. Lauderdale, FL      Medical                Mar-92           0         27,292         27,292
Central Bakery, Inc.            Albany, NY              Restaurant             Feb-97           0         26,226         26,226
Century Hosiery                 Denton, NC              Manufacturing &
                                                         Production            Aug-96           0         42,535         42,535
Chacko Dry Cleaner              Winchester, MA          Manufacturing &
                                                         Production            Mar-92           0         80,875         80,875
Champlain Cable Corp.           Colchester, VT          Manufacturing &
                                                         Production            Jan-96      24,790          2,041         26,831
Champlain Cable Corp.           Colchester, VT          Manufacturing &
                                                         Production            Jan-96     827,839        123,382        951,220
Charcon Enterprises             Charlotte, NC           Manufacturing &
                                                         Production            Mar-92           0         79,086         79,086
Charlie & Jakes
 Bar-B-Q Inc.                   Melbourne, FL           Manufacturing &
                                                         Production            Dec-95           0        285,762        285,762
Chef's Pride, Inc.              Seaside, CA             Restaurant             Oct-92      28,370          3,061         31,431
Childrens & Presbyterian        Plano, TX               Medical                Mar-92           0         31,037         31,037
Chrysler Capital                Highland Park, MI       Computers              Apr-92     390,050        249,974        640,025
Chrysler Corp.                  Highland Park, MI       Computers              Sep-91     231,979        117,821        349,800
Chrysler Corp.                  Highland Park, MI       Computers              Apr-92     128,043         58,753        186,797

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Chrysler Corp.                  Highland Park, MI       Computers              Sep-91     131,105        125,194        256,299
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     109,254        117,190        226,444
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     110,329         86,469        196,798
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     123,405        117,839        241,244
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     394,760        191,056        585,817
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     588,742        257,475        846,217
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91      33,771         16,346         50,116
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     122,627         51,378        174,004
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     435,087        173,683        608,770
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     567,404        217,122        784,526
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     640,401        245,050        885,450
Chrysler Motors Corp.           Highland Park, MI       Computers              Sep-91     643,095        239,344        882,439
Chung King Studios Dba          New York, NY            Audio                  Feb-97           0         47,933         47,933
Clancy's, Inc.                  Noblesville, IN         Restaurant Equipment   Dec-95           0        624,000        624,000
Cobe Laboratories               Pico Rivera, CA         Manufacturing &
                                                         Production            Feb-97           0         32,473         32,473
Co-Care Eye Centers, Inc.       Germantown, TN          Medical                Mar-92      26,940         10,458         37,398
Colby, Harker Desoto            Bradenton, FL           Dry Cleaning
                                                         Equipment             May-92           0        119,600        119,600
Commercial Printing             Virginia Beach, VA      Manufacturing &
                                                         Production            Mar-96           0         29,218         29,218
Conceptions, Reproductive       Denver, CO              Medical                Jun-92           0         27,338         27,338
Concepts Marketing              Aloha, OR               Telecommunications     Sep-96           0         52,264         52,264
Coopwestein Dry Cleaner         Brooklyn, NY            Manufacturing &
                                                          Production           Jul-92           0         89,776         89,776
Copyman Copy & Printing         San Mateo, CA           Repographics           Sep-96           0         47,115         47,115
Corpus Christi Diagnostic       Corpus Christi, TX      Medical                Aug-92      21,757          8,446         30,203
Costa, Giovanni, MD             Orchard Park, NY        Medical                Mar-92           0         35,304         35,304
Coventry                        Cleveland Heights, OH   Restaurant             Sep-93           0        350,000        350,000
Cox Brothers Dairy              Elkhorn, KY             Manufacturing &
                                                         Production            Feb-97           0         31,285         31,285
Cruttenden & Company            Irvine, CA              Telecommunications     Mar-92           0         33,494         33,494
D. Maddox, MD.                  Bakersfield, CA         Medical                Feb-97           0         91,710         91,710
Daga, Inc.                      Hilton Head, SC         Fixture                Nov-92           0         99,216         99,216
Danbury Ob/Gyn                  Danbury, CT             Medical                Mar-92           0         25,921         25,921
David Klee                      Poway, CA               Manufacturing &
                                                         Production            Mar-96           0         26,918         26,918
Defcon                          Carisbed, CA            Computers              Jul-95           0         40,744         40,744
Delong Sportswear, Inc.         Grinnell, IA            Manufacturing &
                                                         Production            Jun-95     479,073         12,042        491,115
Delta Point, Inc.               Monterey, CA            Computers              Dec-91           0         67,293         67,293
Delta Point, Inc.               Monterey, CA            Computers              Feb-92           0         78,920         78,920
Delta Point, Inc.               Monterey, CA            Computers              Mar-92           0         91,459         91,459
Delta Point, Inc.               Monterey, CA            Computers              Apr-92           0         32,190         32,190
Deltapoint, Inc.                Monterey, CA            Computers              Sep-94           0         31,309         31,309
Deltapoint, Inc.                Monterey, CA            Computers              Sep-94           0         36,743         36,743
Deltapoint, Inc.                Monterey, CA            Computers              Sep-94           0         51,415         51,415
Denton Hall Burgin & Warrens    Los Angeles, CA         Telecommunications     Mar-92           0         30,906         30,906
Desert Diecutting, Inc.         Las Vegas, NV           Manufacturing &
                                                         Production            Feb-97           0         43,934         43,934

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Design Design, Inc.             Rutland, VT             Manufacturing &
                                                         Production            May-92           0         28,109         28,109
Dettmer Hospital                Troy, OH                Medical                Mar-92           0         53,209         53,209
Dimaano, Cecilia D., MD, PC     Mesa, AZ                Medical                Mar-92           0         28,431         28,431
Doctors Hospital                Houston, TX             Medical                Mar-92           0         34,772         34,772
Dominion Medical
  Associates, Inc.              Richmond, VA            Medical                Mar-92           0         25,231         25,231
Doria Enterprises, Inc.         New York, NY            Retail                 Jul-96           0         27,135         27,135
Douglas General Hospital        Douglasville, GA        Medical                Dec-91           0         45,129         45,129
Downtown Press Inc.             Baltimore, MD           Manufacturing &
                                                         Production            Mar-96           0        134,240        134,240
Dr. Robert S. Guminey DDS       Tomball, TX             Medical                Oct-91           0        162,864        162,864
Draffin, David S., MD, PA       Summerville, SC         Medical                Mar-92           0         26,385         26,385
Drs. Eade, J.D. &
  Brooks, B.J.                  Campbellsville, KY      Medical                Mar-92           0         69,800         69,800
Dumfries Pharmacy, Inc.         Dumfries, VA            Medical                Mar-92           0         68,276         68,276
Duracell, Inc.                  Bethel, CT              Computers              Jun-95   2,152,323        101,227      2,253,550
Duracell, Inc.                  Bethel, CT              Computers              Jun-95   1,078,280         28,573      1,106,853
East Mission Valley Copy        San Diego, CA           Printing               Sep-96           0         58,216         58,216
East Point Hospital             Lehigh Acres, FL        Medical                Dec-91           0        175,044        175,044
Eaton Coin Laundry              Dunwoody, GA            Manufacturing &
                                                         Production            Mar-92           0         94,704         94,704
Emanuel Hospital &
  Health Center                 Portland, OR            Medical                Dec-91           0        438,498        438,498
Eskaton                         Carmichael, CA          Telecommunications     Mar-92           0        143,943        143,943
Ettrick Medical Center          Ettrick, VA             Medical                Mar-92           0         40,539         40,539
Executive Dry Cleaners          Cranston, RI            Manufacturing &
                                                         Production            Mar-92           0         70,054         70,054
Fawcett Memorial Hospital       Port Charlotte, IL      Medical                Dec-91      77,159        190,178        267,337
FCR, Inc.                       Weymouth, MA            Manufacturing &
                                                         Production            Dec-94           0         27,805         27,805
Federal Express                 Memphis, TN             Aircraft               Sep-96           0      8,756,291      8,756,291
Ferson Dry Cleaner              Miami, FL               Manufacturing &
                                                         Production            Mar-92           0         77,400         77,400
Festival Cleaners               Chantilly, VA           Manufacturing &
                                                         Production            Mar-92           0        133,664        133,664
Fiesta                          Lilburn, GA             Manufacturing &
                                                         Production            Mar-92           0        191,108        191,108
First Security                  Atlanta, GA             Manufacturing &
                                                         Production            Mar-92           0        454,480        454,480
First Universal Trading, Inc    Long Beach, CA          Computers              Mar-97           0         34,562         34,562
Florida Hospitality Resorts     Pompano Beach, FL       Furniture              Jun-94           0        200,251        200,251
Florida Hospitality Resorts     Pompano Beach, FL       Furniture              Jun-94           0        296,849        296,849
Foggy Bottom                    Washington, DC          Medical                Mar-92           0         68,280         68,280
Fountain Valley Regional        Fountain Valley, CA     Medical                Dec-91           0        897,554        897,554
Fountain Valley Regional        Fountain Valley, CA     Medical                Oct-93           0        409,914        409,914
Frone'S Brokerage Inc.          Central Point, OR       Fixture                Jan-96           0         80,468         80,468
G&S Foundry &
  Manufacturing Co.             Red Bud, IL             Manufacturing &
                                                         Production            Jan-95           0         36,288         36,288
G.T.R. Inc. Dba                 Atlanta, GA             Restaurant             Apr-95           0         55,991         55,991
Garmar Medical Group            Montebello, CA          Medical                Mar-92           0         25,085         25,085
Gary J. Elmer                   Huntington Beach, CA    Manufacturing &
                                                         Production            Nov-95           0         27,441         27,441
Gary'S Pub & Billiards          Marathon, FL            Retail                 Oct-96           0         31,248         31,248
General Electric Co.            Hartford, CT            Computers              Dec-95     575,464        102,647        678,111
Geotek Communications Inc.      Montvale, NJ            Telecommunications     Mar-97           0        263,816        263,816

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Gerlay Gary S., MD              Deming, NM              Medical                Mar-92           0         51,551         51,551
Gilroy Printers &
  Office Supplies               Gilroy, CA              Computers              Sep-95           0         44,482         44,482
Goldstar Cabinets, Inc.         Phoenix, AZ             Computers              Jun-96           0         36,872         36,872
Graphic Consultants Inc         Paul Ramsey, MN         Manufacturing &
                                                         Production            Mar-96           0         25,030         25,030
Graphix, Inc.                   Savage, MD              Printing               Feb-97           0         29,020         29,020
Gray Television, Inc.           Greensboro, NC          Computers              Mar-95           0         39,376         39,376
Great American Cleaners         Friendswood, TX         Manufacturing &
                                                         Production            Mar-92           0         93,880         93,880
Greenbrier Family
  Medical Center                Chesapeake, VA          Medical                Mar-92           0         28,178         28,178
Greene Dot Inc.                 San Diego, CA           Video Production       Jul-92           0         25,273         25,273
Gustafson Master Cleaners       N. Providence, RI       Manufacturing &
                                                         Production            Mar-92           0         94,241         94,241
Half Inch Video Dba,
  Scott, R.                     San Francisco, CA       Video Production       Feb-97           0         25,598         25,598
Hamilton Communications         Wauwatosa, WI           Computers              Jul-96           0         60,262         60,262
Hanley, III, James R., MD       Macclenny, FL           Medical                Mar-92           0         28,330         28,330
Harbor Truck Bodies, Inc.       Brea, CA                Automotive             Feb-97           0         49,711         49,711
Hasley Dry Cleaner              Ft. Smith, AR           Manufacturing &
                                                         Production            Mar-92           0         76,356         76,356
Hatfield, Bonnie                Louisville, KY          Medical                Mar-92           0         52,195         52,195
Healthtrust, Inc.               Sun City, FL            Medical                Dec-91           0        257,223        257,223
Hempstead Park Nursing Home     Hempstead, NY           Medical                Mar-92           0         25,947         25,947
Hendrixson & Sons Install.      Round Lake, IL          Computers              Feb-97           0         29,732         29,732
Highland Tap                    Atlanta, GA             Furniture              Mar-92           0         39,866         39,866
Hometown Buffet, Inc.           San Diego, CA           Restaurant             Feb-95           0        642,720        642,720
Hookset Bagel & Deli            Hooksett, NH            Restaurant             Jul-96           0         60,852         60,852
Hope-Gill, Herbert F., MD       Sarasota, FL            Medical                Mar-92           0         34,917         34,917
Horrigan Enterprises            Colton, CA              Computers              Apr-96           0         32,587         32,587
Howard, Donald C., D.O.         Hallandale, FL          Medical                Mar-92           0         33,618         33,618
Howard's Tavern Snacks, Inc.    Portland, OR            Fixture                Mar-95           0         30,445         30,445
Hrangl Medical
  Development, Inc.             Estherville, IA         Medical                Mar-92           0         31,521         31,521
Human Resources Contract        Los Angeles, CA         Furniture              Mar-97           0         58,248         58,248
Humana Inc.                     Louisville, KY          Medical                Dec-92           0         37,181         37,181
Hurricane Graphics              Miami Lakes, FL         Manufacturing &
                                                         Production            Mar-96           0         32,734         32,734
Hydratec, Inc.                  Baltimore, MD           Manufacturing &
                                                         Production            Feb-97           0         25,374         25,374
I.V.L. Inc.                     Ft. Lauderdale, FL      Computers              Jan-96           0         55,589         55,589
IMP, Inc.                       San Jose, CA            Manufacturing &
                                                         Production            Mar-95   1,376,519        315,061      1,691,580
IMP, Inc.                       San Jose, CA            Manufacturing &
                                                         Production            Mar-97           0      1,074,631      1,074,631
In The Mix Inc.                 New York, NY            Computers              Feb-97           0         33,389         33,389
Information Storage Devices     San Jose, CA            Computers              Jun-94           0        126,414        126,414
Information Storage Devices     San Jose, CA            Computers              Jun-94           0        358,927        358,927
Information Storage Devices     San Jose, CA            Computers              Aug-94           0         67,381         67,381
Inliner Americas,  Inc.         Houston, TX             Manufacturing &
                                                         Production            Feb-97           0         58,243         58,243
Innovo, Inc.                    Springfield, TN         Fixture                Jun-94           0         90,785         90,785
Intermark Components, Inc.      Huntington Bch, CA      Manufacturing &
                                                         Production            Feb-95           0         32,242         32,242
Internal Medicine Group         Little Rock, AR         Medical                Mar-92           0         34,769         34,769

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Internal Medicine Specialists   Las Vegas, NV           Medical                Mar-92           0         34,803         34,803
International Communications    Elizabeth, NJ           Computers              Jun-95           0         42,344         42,344
International Power
  Devices Inc.                  Boston, MA              Telecommunications     Jan-96      30,916          2,381         33,297
International Power
  Devices Inc.                  Boston, MA              Computers              Jan-96      35,567          2,782         38,349
International Power
  Devices Inc.                  Boston, MA              Manufacturing &
                                                         Production            Jan-96      35,567        782,577        818,144
International Rectifier
  Corp.                         Temecula, CA            Telecommunications     Mar-92           0        118,882        118,882
International Rectifier
  Corp.                         El Segundo, CA          Telecommunications     Jul-93           0        175,626        175,626
J & B Finishers                 Tucker, GA              Manufacturing &
                                                         Production            Mar-96           0         31,949         31,949
Jack Vanden Brulle              Berkeley, CA            Printing               Jun-96           0         45,929         45,929
Jimenez Soft Touch              Tampa, FL               Manufacturing &
                                                         Production            Mar-92           0         85,349         85,349
John Corkery Jr.                Canton, MA              Printing               Jun-95           0         38,679         38,679
John J. Prescott                Washington, DC          Video Production       Jun-96           0         57,930         57,930
Johnny P. Singh                 Brawley, CA             Material Handling      Sep-92      41,049          8,068         49,117
K & I Plastics, Inc.            Jacksonville, FL        Manufacturing &
                                                         Production            Oct-91           0         25,720         25,720
Katz & Klein                    Sacramento, CA          Manufacturing &
                                                         Production            Mar-97           0         27,684         27,684
Ka-Va Inc Dba Clothes Clinic    Watertown, MA           Manufacturing &
                                                         Production            Jun-95           0         39,148         39,148
Kehne, Susan M & Diaz,
  Luis MD                       Las Vegas, NV           Medical                Mar-92           0         34,859         34,859
Kerr Glass Manufacturing Corp.  Los Angeles, CA         Manufacturing &
                                                         Production            Dec-92     239,822        103,386        343,208
Kerr Glass Manufacturing Corp.  Los Angeles, CA         Manufacturing &
                                                         Production            Dec-92   1,046,565        348,824      1,395,388
King, Purtich & Morrice         Los Angeles, CA         Telecommunications     Apr-93           0         53,799         53,799
Kingman Hospital, Inc.          Kingman, AZ             Medical                Dec-91           0        256,524        256,524
Kings Meat & Seafood Corp.      Houston, TX             Restaurant             Aug-96           0         32,701         32,701
Kissimee Memorial Hospital      Kissimee, FL            Medical                Dec-91           0        487,203        487,203
Klasky & Csupo, Inc.            Hollywood, CA           Office Equipment       Sep-92      28,448          4,759         33,207
Klein, Roger MD                 Ashland, KY             Medical                Mar-92           0         45,195         45,195
Knox Insurance Agency Inc.      Albany, NY              Computers              Jun-95           0         28,558         28,558
Kopy King Inc.                  Chattanooga, TN         Manufacturing &
                                                         Production            Mar-96           0         30,284         30,284
Kreegr Dry Cleaner              Arvada, CO              Manufacturing &
                                                         Production            Mar-92           0         80,343         80,343
Kurusu, Shozo, MD               Charleston, WV          Medical                Mar-92           0         50,433         50,433
L & S Enterprises               Dayton, OH              Office Equipment       Jul-96           0         54,021         54,021
L.W. Blake Hospital             Bradenton, FL           Medical                Dec-91           0        319,245        319,245
Laclede Steel, Inc.             St. Louis, MO           Fixture                Sep-93           0         79,718         79,718
Laguna Graphic Arts Inc         Irvine, CA              Manufacturing &
                                                         Production            Mar-96           0         72,146         72,146
Lawrence Medical Laboratory     Monrovia, CA            Medical                Mar-92           0         51,876         51,876
Lee Family Clinic               Durant, OK              Computers              Aug-96           0         66,646         66,646
Lee-Koh Medical
  Corporation PC                Reseda, CA              Medical                Mar-92           0         44,052         44,052
Leroy Gorzell                   Falls City, TX          Manufacturing &
                                                         Production            Mar-95           0         34,762         34,762
Little Rock Internal
  Medicine                      Little Rock, AR         Medical                Mar-92           0         53,858         53,858
Littletown Pattern Works        Littlestown, PA         Manufacturing &
                                                          Production           Mar-97           0         26,426         26,426
Long Beach Acceptance Corp.     Oradell, NJ             Computers              Jul-96           0         56,574         56,574
Long Beach Acceptance Corp.     Oradell, NJ             Computers              Aug-96           0        146,238        146,238
Long Beach Acceptance Corp.     Oradell, NJ             Computers              Sep-95           0        569,155        569,155

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Long Beach Acceptance Corp.     Oradell, NJ             Computers              Nov-95           0        110,452        110,452
Long, Nancy L., MD              Henderson, NV           Medical                Mar-92           0         25,072         25,072
Loy Loy Restaurant              Clovis, CA              Restaurant             Sep-92      36,956          4,907         41,863
LTK Litho, Inc.                 Deer Park, NY           Manufacturing &
                                                         Production            Mar-97           0         39,504         39,504
Mallory Smith Management Srvc.  Santa Barbara, CA       Computers              Apr-94           0         32,683         32,683
Marble & Granite Fabricators    Warren, MI              Manufacturing &
                                                          Production           Feb-97           0         49,386         49,386
Martin Paul, Ltd.               Boston, MA              Photography            Sep-96           0         50,672         50,672
Marvista Pub, Inc.              Longboat Key, FL        Retail                 Feb-97           0         31,122         31,122
Matassa'S Market - Dauphine     New Orleans, LA         Fixture                Jan-96           0         51,207         51,207
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0        151,308        151,308
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         81,041         81,041
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         36,106         36,106
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         33,980         33,980
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         29,862         29,862
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         29,549         29,549
Matsco Financial Corp.          Emeryville, CA          Manufacturing &
                                                         Production            Dec-91           0         28,390         28,390
Mc Hargue, Chauncey A., MD      Culpeper, VA            Medical                Mar-92           0         25,400         25,400
Med Access                      Stafford, TX            Medical                Mar-92           0         26,344         26,344
Merle West Medical Center       Klamath Falls, OR       Medical                Mar-92           0        108,517        108,517
Merritt, Melvin D., MD          Aurora, CO              Medical                Mar-92           0         50,555         50,555
Metro Design Center             Saratoga, CA            Telecommunications     Sep-96           0         26,014         26,014
Metro-Continental, Inc.         Dayton, TX              Manufacturing &
                                                         Production            Mar-92           0         78,792         78,792
MGM Enterprises, Inc.           Amarillo, TX            Fixture                Jun-94           0         28,291         28,291
Micro Strategies, Inc.          Denville, NJ            Telecommunications     Jul-96           0         53,851         53,851
Milpitas Cleaners               Milpitas, CA            Sanitation             Sep-92      29,977          3,019         32,997
Mind's Eye Graphics, Inc.       Richmond, VA            Computers              Mar-95           0         26,972         26,972
Missouri Eye Institute          Springfield, MO         Medical                Mar-92           0         37,398         37,398
Mojabe Chiropractic             Rancho Cucamong, CA     Medical                Mar-92           0         30,595         30,595
Mondo Media                     San Francisco, CA       Computers              May-96           0         49,405         49,405
Montgomery City Hospital        Rockville, MD           Medical                Dec-91           0      1,148,225      1,148,225
Montgomery City Hospital        Rockville, MD           Medical                Dec-91           0        296,171        296,171
Montgomery City Hospital        Rockville, MD           Medical                Dec-91           0        171,735        171,735
Morgan's Creative Restaurant    Beachwood, OH           Restaurant             Mar-95           0        234,091        234,091
Morgan's Foods                  Saratoga, CA            Restaurant             Mar-95           0        189,746        189,746
Morgan's Foods                  Beachwood, OH           Computers              Sep-94           0        102,805        102,805
Mount Pleasant Spinal Health    Mount Pleasant, SC      Medical                Mar-92           0         26,797         26,797
Mount Sinai Medical Center      Miami Beach, FL         Medical                Dec-91     954,276        195,228      1,149,504
Mount Sinai Medical Center      Miami Beach, FL         Medical                Dec-91   1,138,257        356,746      1,495,003
Nadler'S Bakery & Deli          San Antonio, TX         Restaurant             Oct-96           0         32,362         32,362
Nair Dry Cleaner                Oak Lawn, IL            Manufacturing &
                                                         Production            Mar-92           0         98,653         98,653
Nasco Sportswear, Inc.          Springfield, TN         Manufacturing &
                                                         Production            Jun-92           0         87,360         87,360
Nasco Sportswear, Inc.          Springfield, TN         Manufacturing &
                                                         Production            Jun-92           0         87,360         87,360

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Nasco Sportswear, Inc.          Springfield, TN         Manufacturing &
                                                         Production            Jun-92           0         87,360         87,360
Nasco Sportswear, Inc.          Springfield, TN         Computers              Sep-92           0         46,691         46,691
Nasco, Inc.                     Springfield, TN         Computers              Jun-92           0        780,000        780,000
New London Press Inc.           Alpharetta, GA          Manufacturing &
                                                         Production            Mar-96           0         26,903         26,903
New World Rising, Inc.          Birmingham, AL          Computers              Feb-97           0         45,888         45,888
Ngo Dry Cleaner                 Beltsville, MD          Manufacturing &
                                                         Production            Mar-92           0         73,242         73,242
Norfolk Warehouse Distribution  Norfolk, VA             Furniture              Jul-95           0         36,945         36,945
Norgetown Cleaners              Clarendon Hills, IL     Manufacturing &
                                                         Production            Mar-92           0         78,588         78,588
Norman's Food Store's, Inc.     Nebraska City, NE       Computers              Dec-93           0         99,615         99,615
Ohio Power Company              Columbus, OH            Material Handling      Oct-92   1,846,000        473,840     12,319,840
Ohio Power Company              Columbus, OH            Material Handling      Oct-92           0      9,525,880      9,525,880
Olash And Van Vooren, MD        Louisville, KY          Medical                Mar-92           0         35,430         35,430
Old Dominion Carstar            Eugene, OR              Computers              Apr-94           0         29,854         29,854
Omni Mortgage Group, Inc.       Lawrenceville, GA       Computers              Feb-97           0         34,676         34,676
One Hour Martinizing            Stone Mountain, GA      Manufacturing &
                                                         Production            Mar-92           0         27,289         27,289
Oswego Cleaners                 Oswego, IL              Manufacturing &
                                                         Production            Mar-92           0         71,745         71,745
Oswego Village Clinic           Lake Oswego, OR         Medical                Mar-92           0         25,669         25,669
Pacific Equity Service          Vancouver, WA           Computers              Aug-96           0         31,273         31,273
Palo Alto Car Wash Partners     San Francisco, CA       Manufacturing &
                                                         Production            Jul-92           0        122,425        122,425
Panama Hatties                  Huntington Stat, NY     Restaurant             Mar-97           0         53,637         53,637
Paolo'S Italian Kitchen         Melbourne, FL           Restaurant             Feb-97           0         49,404         49,404
Parker K. Bagley MD             Inverness, FL           Medical                Feb-95           0         88,444         88,444
Parker K. Bagley, MD PA         Inverness, FL           Medical                Dec-91           0        323,733        323,733
Parks, Sheryl L., MD, PC        Garden City, MI         Medical                Mar-92           0         29,018         29,018
PCMAC Consultants               San Francisco, CA       Computers              Feb-97           0         31,212         31,212
Performance A/V, Inc.           Alexandria, VA          Video Production       Sep-93           0        233,785        233,785
Perry Morris                    Irvine, CA              Manufacturing &
                                                         Production            Mar-92           0      5,200,000      5,200,000
Phoenix Analysis & Design       Gilbert, AZ             Printing               Aug-96           0         33,255         33,255
Photo Center, Inc.              Costa Mesa, CA          Manufacturing &
                                                         Production            Mar-97           0         40,986         40,986
Physician Hospital              Cedar Knolls, NJ        Medical                Dec-91           0        234,870        234,870
Pivaroff Chiropractic Corp.     Corona Del Mar, CA      Medical                Mar-92           0         35,324         35,324
Pleasant Hill Cleaners          Duluth, GA              Manufacturing &
                                                         Production            Mar-92           0        115,657        115,657
Pro Photo Connection, Inc       Irvine, CA              Computers              Mar-97           0         29,180         29,180
Pro Sew                         Cincinnati, OH          Manufacturing &
                                                         Production            Dec-91           0         40,018         40,018
Quail Cleaners                  Missouri City, TX       Manufacturing &
                                                         Production            Mar-92           0         90,402         90,402
Quality Baking L.L.C.           Maplewood, MO           Restaurant Equipment   Dec-95           0        296,400        296,400
R & M Baking Corp.              Oceanside, NY           Manufacturing &
                                                         Production            Nov-93           0         27,490         27,490
R & M Levy                      Lafayette, CA           Manufacturing &
                                                         Production            Sep-92           0         73,668         73,668
R.E. Smith Printing, Co.        Fall River, MA          Printing               Jun-95     487,200         41,021        528,221
R.U.R. Enterprises, Inc.        Houston, TX             Furniture              Dec-94           0         27,035         27,035
Radiology Assoc. of Mc Allen TX Mc Allen, TX            Medical                Dec-91           0        190,800        190,800
Radiology Assoc. of Mc Allen TX Mc Allen, TX            Medical                Dec-91           0         40,776         40,776

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Radiology Assoc. of Mc Allen TX Mc Allen, TX            Medical                Jun-93           0         97,644         97,644
Radiology Assoc. of Westport    Westport, CT            Retail                 May-92     309,873         39,188        349,061
Rain-Master Roofing             Portland, OR            Computers              Jun-96           0         26,464         26,464
Raintree Cleaners               Roswell, GA             Manufacturing &
                                                         Production            Mar-92           0        105,265        105,265
Re/Max Fireside                 Blue Jay Villag, CA     Telecommunications     Sep-92      27,089          4,030         31,119
Re/Max International, Inc.      Englewood, CO           Furniture              Sep-92      25,462         10,615         36,077
Red Bank Volvo, Inc.            Shrewsbury, NJ          Automotive             Feb-97           0         42,070         42,070
Red Bug Cleaners                Winter Springs, FL      Manufacturing &
                                                         Production            Mar-92           0         58,238         58,238
Redwood Medical Offices         Crescent City, CA       Medical                Mar-92           0         25,997         25,997
Reino Linen Service, Inc.       Gibsonburg, PA          Manufacturing &
                                                         Production            Oct-91           0        759,040        759,040
Reino Linen Service, Inc.       Gibsonburg, OH          Material Handling      Dec-92           0         34,022         34,022
Reiter And Perkes, MD           Medford, NY             Medical                Dec-91           0        282,435        282,435
Restaurant Management
  Nw Inc.                       Portland, OR            Restaurant             Jun-95           0        373,379        373,379
RLL                             Miami, FL               Manufacturing &
                                                          Production           Mar-92           0        110,112        110,112
Rmc Environmental Service       Spring City, PA         Computers              Mar-92           0         27,592         27,592
Robert M. Jones                 Laguna Hills, CA        Video Production       Jun-96           0         58,497         58,497
Roberts, J.N., MD               Boaz, AL                Medical                Mar-92           0         27,787         27,787
Rockwood Clinic, P.S.           Spokane, WA             Medical                Dec-91   1,120,875        280,122      1,400,997
Roger Colby                     Cortez, FL              Manufacturing &
                                                         Production            Mar-92           0        111,697        111,697
Rogers, Gene W., MD             Sonora, TX              Medical                Mar-92           0         25,821         25,821
Rose Casual Dining, Inc.        Newtown, PA             Restaurant Equipment   Dec-95           0        135,403        135,403
S. Johnson And Sons, Inc.       Belvidere, NJ           Manufacturing &
                                                         Production            Sep-93           0         77,698         77,698
S.C.W. Corporation              Scituate, MA            Restaurant             May-94           0         27,259         27,259
S.W. FL Regional
  Medical Center                Fort Meyers, FL         Medical                Dec-91      44,580        161,521        206,102
Sage Enterprises, Inc.          Des Plains, IL          Computers              Jun-94           0        119,252        119,252
Salinas Construction            Pleasanton, TX          Construction           May-96           0         47,058         47,058
Salon 2000                      Eden Prairie, MN        Fixture                Feb-96           0         37,237         37,237
Sam Houston Memorial Hospital   Houston, TX             Medical                Dec-91           0        585,021        585,021
San Angelo Medical Practice     San Angelo, TX          Medical                Mar-92           0         68,346         68,346
San Angelo Medical Practice     San Angelo, TX          Medical                Mar-92           0         39,846         39,846
Sass, Friedman & Associates     Cleveland, OH           Medical                Mar-92           0         39,205         39,205
Sass, Friedman & Associates     Cleveland, OH           Medical                Mar-92           0         48,444         48,444
Sbs Commercial Leasing Inc.     Jericho, NY             Computers              Jan-96           0        128,369        128,369
Schooley-Steen Medical          Fresno, CA              Furniture              Sep-92      40,167          5,899         46,065
Sharon - John Dry Cleaner       Kensigton, CT           Manufacturing &
                                                         Production            Mar-92           0         64,410         64,410
Shift & Goldman, Inc.           Somerset, NJ            Computers              Sep-93           0         26,738         26,738
Shin & Washinsky, MD's          Las Vegas, NV           Medical                Mar-92           0         32,602         32,602
Siebe North, Inc.               Rockford, IL            Computers              Jun-95     411,535         19,451        430,986
Sierra Nevada Memorial
  Hospital                      Grass Valley, CA        Medical                Mar-92           0         53,349         53,349
Sign America, Inc.              Richmond, OH            Manufacturing &
                                                         Production            Feb-97           0         28,109         28,109
Sirius Solutions                San Francisco, CA       Computers              May-96           0         26,193         26,193
Skal Beverages East, Inc.       Easton, MA              Restaurant             Feb-95           0         37,626         37,626

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Skolniks Bagel Bakery           Springfield, PA         Restaurant             Mar-92           0         68,997         68,997
Snaderson Group                 Escondido, CA           Computers              Aug-96           0         34,444         34,444
Solomon Page Group Ltd.         New York, NY            Furniture              Sep-94           0         42,697         42,697
Solom-Page Group Ltd.           New York, NY            Computers              Feb-94           0         42,908         42,908
South Florida Family
 Physician                      Pembroke Pines, FL      Medical                Mar-92           0         68,320         68,320
Southhill Company               Beverly Hills, CA       Fixture                Dec-91           0         25,308         25,308
Springfield Tool & Dye, Inc.    Springfield, NJ         Printing               May-92           0         26,256         26,256
St. Elizabeth Hospital, Inc.    Appleton, WI            Medical                Mar-92           0         90,033         90,033
St. Louis Leasing Corp.         Ellisville, MO          Manufacturing &
                                                         Production            Oct-92           0        780,181        780,181
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      25,041          5,124         30,165
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      23,547          4,657         28,204
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      27,258          5,577         32,835
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      22,895          4,248         27,142
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      25,493          4,730         30,223
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      25,493          4,730         30,223
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      21,250          3,789         25,040
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      21,250          3,789         25,040
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      23,546          4,652         28,198
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      22,895          4,248         27,142
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      23,612          4,262         27,874
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      22,075          4,517         26,591
Staples, Inc.                   Framingham, MA          Retail                 Feb-94      23,329          4,609         27,938
Stater Brothers Markets         Colton, CA              Furniture              Sep-91           0        551,203        551,203
Stater Brothers Markets         Colton, CA              Retail                 Sep-91     104,149         25,947        130,096
Stater Brothers Markets         Colton, CA              Sanitation             Sep-91      56,680         17,839         74,519
Staubach, Co.                   Dallas, TX              Telecommunications     Jun-95     455,273         21,858        477,131
Stein-Sloan                     Blue Bell, PA           Medical                Mar-92           0         28,366         28,366
Steven B. Zelicof, MD           White Plains, NY        Medical                Feb-96           0         57,971         57,971
Steven Braff, MD                Clifton Springs, NY     Medical                Dec-91      95,724        165,555        261,280
Subco East, Inc.                Wauwatosa, WI           Restaurant             Aug-96           0         60,031         60,031
Summit Cleaners                 Houston, TX             Manufacturing &
                                                         Production            Mar-92           0        131,372        131,372
Summit Health Inc.              Fort Worth, TX          Computers              Sep-95           0         55,952         55,952
Sun Presentations, Inc.         Palm Springs, CA        Computers              Jun-92           0         25,909         25,909
Sun Presentations, Inc.         Palm Springs, CA        Video Production       Nov-92           0         68,903         68,903
Sunset Screening Room           Los Angeles, CA         Video Production       Jun-95           0         31,136         31,136
Super Miami Ltd                 Concord, CA             Fixture                Jun-92           0        104,162        104,162
Svogun, John A., MD             Norwalk, CT             Medical                Mar-92           0         31,203         31,203
Sweet Potato Pie, Inc.          Hawthorne, NJ           Manufacturing &
                                                         Production            Oct-93           0         26,055         26,055
Synder Machine Co.              Somerville, NJ          Manufacturing &
                                                          Production           Feb-97           0         34,385         34,385
System Fuels Inc.               New Orleans, LA         Manufacturing &
                                                          Production           Dec-95           0      2,648,916      2,648,916
T & L Creative Salads, Inc.     Brooklyn, NY            Computers              Jan-95           0         27,307         27,307
T.B.G. of Little Neck, Inc.     Whitestone, NY          Restaurant             Oct-94           0        312,000        312,000

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Tender Touch Dry Cleaners       Winter Haven, FL        Manufacturing &
                                                          Production           Mar-92           0         61,819         61,819
The Beach House                 Laguna Beach, CA        Retail                 Feb-97           0         41,446         41,446
The Breakers Dba, Claddagh      New Smyrna Bch., FL     Retail                 Feb-97           0         27,933         27,933
The Coin Laundry                Grayson, GA             Manufacturing &
                                                         Production            Mar-92           0         99,672         99,672
The Foxboro Company             Foxboro, MA             Fixture                Sep-95     117,682         12,711        130,393
The Foxboro Company             Foxboro, MA             Computers              Sep-95     814,341         87,452        901,793
The Foxboro Company             Foxboro, MA             Manufacturing &
                                                         Production            Sep-95     944,934         84,060      1,028,995
The Foxboro Company             Foxboro, MA             Furniture              Jan-96      26,942          2,480         29,421
The Foxboro Company             Foxboro, MA             Fixture                Jan-96     286,844         27,311        314,154
The Foxboro Company             Foxboro, MA             Manufacturing &
                                                         Production            Jan-96   1,018,693         86,626      1,105,319
The Foxboro Company             Foxboro, MA             Computers              Jan-96   1,388,929        133,331      1,522,260
The Gar Wood Restaurant         Carnelian Bay, CA       Retail                 Feb-97           0         53,928         53,928
The Imaging Bureau
  Ltd, Inc.                     Arlington, TX           Printing               Mar-97           0         50,151         50,151
The Mountain Corp.              Marlborough, NH         Computers              Nov-95           0         26,299         26,299
The Printing Post               Orange, CA              Printing               Sep-96           0         34,787         34,787
Thompson Medical Specialists    Lenoir, NC              Medical                Mar-92           0         37,859         37,859
Triangle Eye Institute          Bakersfield, CA         Computers              Jul-95           0         25,280         25,280
TSC Funding, Inc.               S.Burlington, VT        Computers              Feb-97           0         44,158         44,158
Tuckers Square Laundry          Atlanta, GA             Manufacturing &
                                                          Production           Mar-92           0         84,476         84,476
Tuttle Bowling
  Enterprises Inc.              Scotia, NY              Restaurant Equipment   Mar-96           0         40,560         40,560
Twin Cities Hospital            Niceville, FL           Medical                Dec-91           0        154,751        154,751
Ultimate Cleaners               Tempe, AZ               Manufacturing &
                                                         Production            Mar-92           0         48,143         48,143
United Communications
  Center                        Los Alamitos, CA        Medical                Mar-92           0         35,534         35,534
United Consumers Club           Tacoma, WA              Telecommunications     Feb-97           0         53,548         53,548
Us Airways, Inc.                Arlington, VA           Aircraft                35582   3,200,000      3,619,250      6,819,250
Usindo Corporation              Pasadena, CA            Computers              Feb-97           0         29,365         29,365
USX Corp.                       Pittsburgh, PA          Mining                 Dec-91   5,952,703      1,205,308      7,158,011
Ventura Toyota                  Ventura, CA             Computers              Sep-92      30,105          2,958         33,064
Victoria Cleaners               Ocala, FL               Manufacturing &
                                                         Production            Mar-92           0         47,599         47,599
Video Eye                       Houston, TX             Video Production       Sep-96           0         49,335         49,335
Video Tape Magazines, Inc.      Sun Valley, CA          Telecommunications     Oct-93           0         27,247         27,247
Vihlene & Associates            Laguna Hills, CA        Computers              Jun-96           0         56,746         56,746
Visiting Nurse Association      Carmichael, CA          Telecommunications     Mar-92           0        143,943        143,943
Watkins-Johnson Company         Palo Alto, CA           Telecommunications     Mar-92           0        373,874        373,874
Watkins-Johnson Company         Palo Alto, CA           Telecommunications     Mar-92           0         26,650         26,650
Wayfield Foods, Inc.            Atlanta, GA             Retail                 Sep-92      70,367          9,359         79,726
Wayfield Foods, Inc.            Atlanta, GA             Retail                 Sep-92      64,377          9,769         74,146
Weir Partners                   Rancho Santa, CA        Restaurant             Mar-94           0        365,000        365,000
Western Mailing Service         Las Vegas, NV           Printing               Sep-92      37,970          4,552         42,522
Westgate Cleaners               Spring City, PA         Manufacturing &
                                                          Production           Mar-92           0         85,984         85,984
Westlight                       Los Angeles, CA         Computers              Nov-91           0         27,771         27,771
Wheaton Body Shop, Inc.         Wheaton, MD             Automotive             Sep-96           0         36,946         36,946

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D at March 31, 1998:

       Original Lessee                                                         Date        Total           Cash         Acquisition
      or Equipment User          Location                       Equipment    Purchased   Financing (1)   Expended (2)    Cost (3)
------------------------------- ----------------        -------------------  ---------   -------------   ------------   -----------
Wilkinson, Maurice G., MD       Shiner, TX              Medical                Mar-92           0         30,692         30,692
Windy City Bagels, Inc.         Clinton, NY             Restaurant             Jun-94           0        138,653        138,653
Windy City Bagels, Inc.         Clinton, NY             Restaurant             Jun-94           0        160,277        160,277
Wright Way Sales                Longwood, FL            Telecommunications     Jun-96           0         40,486         40,486
Young Dry Cleaner               N. Dartmouth, MA        Manufacturing &
                                                         Production            Mar-92           0        130,601        130,601
Young, Walter Russell, MD       Waldron, AZ             Medical                Mar-92           0         60,625         60,625
Zan Productions, Inc.           New York, NY            Manufacturing &
                                                          Production           Feb-97           0         33,899         33,899
Zisman, Frank &
  Katerina, O.D.                Hercules, CA            Medical                Mar-92           0         40,182         40,182
                                Total Equipment transactions less than $25,000          2,738,306      3,036,059      5,774,365
                                                                                      ------------   -----------   ------------
                                                                                      $55,577,669    $81,733,088   $137,310,757
                                                                                      ===========    ===========   ============

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series D at March 31, 1998 pursuant to leases or which secure its Financing Transactions.



                                                      Equipment                     Equipment                      Total
          Equipment Category                           Leases                      Financings                    Portfolio
  ------------------------------------           --------------------          --------------------          -------------------

  Manufacturing & Production                             $11,705,515                      $427,519                  $12,133,034
  Computer Systems                                        10,785,302                       437,728                   11,223,030
  Aircraft                                                 6,819,250                       983,333                    7,802,583
  Restaurant Equipment                                       918,303                       365,064                    1,283,367
  Office Furniture&Fixtures                                1,115,864                       122,396                    1,238,260
  Telecommunications                                         377,395                       137,493                      514,888
  Medical                                                    313,474                        33,986                      347,460
  Printing                                                    21,397                        87,342                      108,739
  Automotive                                                  42,071                        49,711                       91,782
  Video Production                                                 0                        79,414                       79,414
  Retail Systems                                              56,926                        11,661                       68,587
  Office Equipment                                            31,106                             0                       31,106
  Agriculture                                                      0                        19,492                       19,492
  Audio                                                            0                        18,399                       18,399
  Sanitation                                                       0                        10,114                       10,114
  Photography                                                  8,102                             0                        8,102
                                                 --------------------          --------------------          -------------------

                                                         $32,194,705                    $2,783,652                  $34,978,357
                                                 ====================          ====================          ===================

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

19 March Street, Inc.               Stamford, CT         Furniture               Mar-93           $0      $47,942      $47,942
21-42 Meat Food Corp Dba Super      Whitestone, NY       Retail                  Feb-98            0       42,927       42,927
2Xtreme Performance
  International, Llc                Addison, TX          Telecommunications      Sep-97            0       53,170       53,170
301 BP Service Station              Fayetteville, NC     Automotive              Nov-92            0       30,129       30,129
4 Star Laundry & Supply, Inc.       Plattsmouth, NE      Manufacturing &
                                                           Production            Nov-92            0       31,043       31,043
4-Guys Supermarket                  Paterson, NJ         Fixture                 Sep-96            0       29,433       29,433
8803 Castle Caterers, Inc.          Brooklyn, NY         Retail                  Nov-96            0       30,364       30,364
A & E Clothing Contractor           Brooklyn, NY         Manufacturing &
                                                           Production            Nov-97            0       27,147       27,147
A & S Rental                        Tifton, GA           Computers               Nov-92            0       30,183       30,183
A & V Photo Lab Dba Mvm
  Enterprises, Inc.                 Fresno, CA           Photo                   Sep-97            0       25,832       25,832
A. I. Leasing Inc.                  Herndon, VA          Aircraft                Aug-96            0    5,690,161    5,690,161
Aaa Ansafone Answering Service      Santa Ana, CA        Manufacturing &
                                                           Production            Aug-95            0       25,804       25,804
AATW, Inc.                          Oakland, CA          Material Handling       Aug-93            0       31,375       31,375
Abco Oil Corp.                      Montgomery, PA       Computers               Dec-97            0       53,764       53,764
Abel Hosiery, Inc.                  Fort Payne, AL       Manufacturing &
                                                           Production            Sep-97            0       38,316       38,316
Abington Obstetrical                Windsor, CT          Medical                 Mar-93            0       49,501       49,501
Able Pallet Mfg                     Hilliard, OH         Manufacturing &
                                                           Production            Dec-92       23,518        2,217       25,735
Accent Improvement, Inc.            Fargo, ND            Fixture                 Dec-96            0       36,089       36,089
Access Medical Imaging, Inc.        Beverly Hills, CA    Medical                 Sep-97            0       77,601       77,601
Accutrac Recovery Systems, Inc      Memphis, TN          Computers               Feb-98            0       29,925       29,925
Ace Tree Movers, Inc.               Gaithersburg, MD     Transportation          Mar-93            0       29,412       29,412
Action Technologies, Inc.           Alameda, CA          Computers               Dec-92            0       66,976       66,976
Action Technologies, Inc.           Alameda, CA          Computers               Apr-93            0       71,102       71,102
Addison Tool Inc                    Oxford, MI           Computers               Aug-95            0       36,504       36,504
Adriano - T Co.                     Los Angeles, CA      Manufacturing &
                                                           Production            Dec-97            0       55,252       55,252
Advance Presort Service Inc         Chicago, IL          Office Equipment        May-93            0      235,358      235,358
Advance Presort Service Inc         Chicago, IL          Retail                  May-93            0      101,761      101,761
Advanced Precision                  Newbury, MA          Manufacturing &
                                                           Production            Mar-93            0       38,297       38,297
Advanced Research Concepts, Inc.    Simi Valley, CA      Sanitation              Nov-92            0       33,493       33,493
Advantage Kbs Inc.                  Edison, NJ           Computers               Aug-95            0       27,195       27,195
Adventure Sportswear, Inc.          Doraville, GA        Manufacturing &
                                                           Production            Nov-92            0       30,174       30,174
Advertising Specialty Co.           Reno, NV             Printing                Sep-96            0       52,559       52,559
Advo System, Inc.                   Windsor, CT          Telecommunications      May-93            0       77,530       77,530
Advo System, Inc.                   Hartford, CT         Telecommunications      May-93            0       68,167       68,167
Advo System, Inc.                   Windsor, CT          Telecommunications      Jan-95            0       43,466       43,466
A-Grocery Warehouse                 Los Angeles, CA      Fixture                 Aug-96            0       46,867       46,867
Air Show, Inc.                      Springfield, VA      Computerss              Jan-97            0       44,420       44,420
Alaska Airlines, Inc.               Seattle, WA          Transportation          Oct-94   16,808,912    4,778,717   21,587,628
Albert & Dolores Gaynor             Menlo Park, CA       Computers               Feb-96            0       40,739       40,739
Albert Kemperle Inc.                Valley Stream, NY    Manufacturing &
                                                           Production            Aug-95            0       29,726       29,726
Alfa Color, Inc.                    Gardena, CA          Computers               Oct-97            0       33,293       33,293
Alfa Color, Inc.                    Gardena, CA          Computers               Nov-97            0       48,516       48,516

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

All New Remodeling Inc.             Yonkers, NY          Computers               Feb-98            0       35,157       35,157
Allentuck Printing & Graphics       Gaithersburg, MD     Printing                Jan-98            0       76,451       76,451
Alliance Business Center            New York, NY         Office Equipment        Mar-97            0       44,000       44,000
Allied Sporting Goods, Inc.         Louisville, KY       Fixture                 Sep-97            0       25,670       25,670
Alpha Music Productions             Lenexa, KS           Computers               Nov-92            0       27,166       27,166
Alpine Pictures, Inc.               Van Nuys, CA         Printing                Sep-96            0       55,473       55,473
Alternate Curcuit Technology        Ward Hill, MA        Manufacturing &
                                                           Production            Aug-93            0      529,545      529,545
Alves Precision Engineered          Watertown, CT        Manufacturing &
                                                           Production            Mar-93            0       41,366       41,366
AMCA International                  Newington, CT        Telecommunications      May-93            0       31,308       31,308
American Bingo Dba American Inc.    Sumter, SC           Fixture                 Oct-97            0       47,077       47,077
American Deburring Dba Afab         Irvine, CA           Manufacturing &
                                                           Production            May-95            0       29,755       29,755
American Energy Services, Inc.      Houston, TX          Telecommunications      Nov-92            0       30,824       30,824
American Red Cross Hartford         Farmington, CT       Telecommunications      Mar-93            0       25,138       25,138
American Rest Group                 Newport Beach, CA    Restaurant              Mar-94            0      652,404      652,404
American Rest Group                 Newport Beach, CA    Retail                  Mar-94            0       31,606       31,606
American Rest Group                 Newport Beach, CA    Restaurant              Mar-94            0      526,016      526,016
American T-Shirts                   Mesquite, TX         Computers               Nov-92            0       30,502       30,502
AMI Resort Telecommunications       San Clemente, CA     Fixture                 Nov-92            0       31,847       31,847
Amodeo Petti & Flatiron             New York, NY         Computers               Aug-95            0       39,169       39,169
Anderson Film Industries            Universal City, CA   Video Production        Jul-96            0       31,600       31,600
Anderson Glass Co. Inc.             Columbus, OH         Manufacturing &
                                                           Production            Aug-95            0       26,645       26,645
Anthony V. Cillis, Dvm              Yorktown Heights, NY Medical                 Aug-96            0       35,816       35,816
Anthony Vasselli Md PC              Princeton, NJ        Medical                 Aug-95            0       26,143       26,143
Anthony's Auto Body, Inc.           Bridgeport, CT       Telecommunications      Mar-93            0       26,661       26,661
Anton's Airfood Of Bakersfield      Bakersfield, CA      Restaurant              Nov-92            0       26,994       26,994
Ap Parts Manufacturing              Goldsboro, NC        Furniture               Aug-96            0      101,538      101,538
Apec Display Inc.                   Clifton, NJ          Manufacturing &
                                                           Production            Aug-95            0       35,567       35,567
Applause Management, Inc.           Little Falls, NJ     Computers               Nov-92            0       25,588       25,588
Appleray, Inc.                      Longwood, FL         Restaurant              Oct-97            0       74,429       74,429
Apt Advertising,Inc.                Farmingdale, NY      Fixture                 Dec-97            0       48,230       48,230
Aqualon Incorporated                Louisiana, MO        Environmental           Feb-93            0       25,243       25,243
Arby's                              Gainesville, FL      Fixture                 Nov-92            0       28,892       28,892
Arden Nursing Home Inc              Hamden, CT           Telecommunications      May-93            0       29,232       29,232
ARG Enterprises                     Newport Beach, CA    Restaurant              Jul-94            0      436,451      436,451
Arianne Productions Corp.           Clearwater, FL       Audio Equipment         Jan-96            0       48,014       48,014
Arnold Foradory Landscaping         Austin, TX           Material Handling       Sep-97            0       31,164       31,164
Ars Enterprises, Inc.               Alsip, IL            Audio                   Nov-96            0       27,966       27,966
Art Leather Manufacturing Co.       Elmhurst, NY         Manufacturing &
                                                           Production            Nov-97            0       51,031       51,031
Artistry Presentations              Mattapoisett, MA     Computerss              Oct-96            0       27,630       27,630
A'S Match Dye Co., Inc.             Compton, CA          Manufacturing &
                                                           Production            Oct-97            0       45,601       45,601
Asbestos Transportation             Moncks Conrner, SC   Transportation          Mar-93            0       27,697       27,697
Ashland Machine Company             Ashland, VA          Manufacturing &
                                                           Production            Jan-98            0       79,287       79,287

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Associated Detailers                Brandon, MS          Computers               Aug-96            0       50,126       50,126
Atex Knitting Mills Inc.            Ridgewood, NY        Manufacturing &
                                                           Production            Aug-95            0       31,120       31,120
Athena Healthcare Assoc. Inc.       Southington, CT      Computers               Feb-98            0       38,219       38,219
Athens Obstetrics                   Windsor, CT          Medical                 Mar-93            0       48,302       48,302
Atlantic Baking Company, Inc.       Los Angeles, CA      Restaurant              Dec-97            0       37,669       37,669
Atlantic Coast Fulfillment, Inc.    North Haven, CT      Fixture                 Nov-97            0       45,173       45,173
Atlantic Development                Arnold, MO           Printing                Jun-96            0       30,867       30,867
Atlantic Paste & Glue Co., Inc.     Brooklyn, NY         Manufacturing &
                                                           Production            Nov-92            0       26,664       26,664
AU Technologies                     Providence, RI       Manufacturing &
                                                           Production            Nov-92            0       27,685       27,685
Audioforce                          New York, NY         Telecommunications      Aug-95            0       33,295       33,295
Auto Lube Express                   Siloam Spring, S AR  Automotive              Oct-97            0       37,658       37,658
Automated Building Systems, Inc.    Johnson City, TN     Computers               Mar-93            0       35,807       35,807
Automated Component                 Hudson, MA           Manufacturing &
                                                           Production            Mar-94            0      102,089      102,089
Automated Transaction Svcs.         W. Los Angele, S CA  Furniture               Nov-97            0       59,492       59,492
Automation, Inc.                    Canton, MA           Telecommunications      Mar-93            0       25,240       25,240
Aziz Edib                           Poughkeepsie, NY     Fixture                 Dec-95            0       74,135       74,135
B & B Coffee Service, Inc.          Fairfield, CT        Restaurant              Mar-93            0       31,923       31,923
B.M.F. Fitness Of Irving, Inc.      Irving, TX           Medical                 Nov-92            0       30,268       30,268
Baer Aggregates Inc.                Phillipsburg, NJ     Manufacturing &
                                                           Production            Aug-95            0       30,695       30,695
Bagel Boss America Corp.            Hicksville, NY       Restaurant              Nov-96            0       52,228       52,228
Bagel Boy, Llc                      So. Whitehall, PA    Restaurant              Dec-97            0       30,228       30,228
Bagel Chalet Inc.                   Commack, NY          Restaurant Equipment    Jan-96            0       39,003       39,003
Bagels & A Hole Lots More           Bohemia, NY          Restaurant              Nov-97            0       57,700       57,700
Bankers Direct Mortgage Corp.       W. Palm Beach, FL    Computers               Jan-98            0       39,045       39,045
Bank-Up Dba, J.D.B. &
 Associates, Inc.                   San Ramon, CA        Computers               Oct-97            0      180,712      180,712
Baron Consulting Co.                Milford, CT          Medical                 Aug-95            0       26,444       26,444
Barton & Cooney Inc.                Trenton, NJ          Manufacturing &
                                                           Production            Aug-95            0       27,637       27,637
Base & Base Enterprises, Inc        Woodinville, WA      Computerss              Dec-96            0       56,380       56,380
Baskin Robbins                      Houston, TX          Restaurant              Nov-92            0       30,824       30,824
Bassetts of Ft. Lauderdale          Ft Lauderdale, FL    Restaurant              Nov-92            0       31,822       31,822
Bauer Sign Dba, Baseline, Inc.      Muskego, WI          Material Handling       Dec-97            0       28,410       28,410
Bay City Associates, Llc            Manning, SC          Fixture                 Sep-97            0       47,674       47,674
Bay Foods, Inc.                     Providence, RI       Restaurant              Mar-93            0       28,766       28,766
Beirut Times                        Los Angeles, CA      Computers               Oct-97            0       32,985       32,985
Bella Roma, Inc.                    Taunton, MA          Restaurant              Mar-93            0       29,291       29,291
Berol Corp.                         Brentwood, TN        Telecommunications      May-93            0       25,651       25,651
Besser Company                      Alpena, MI           Computers               Aug-94            0       47,498       47,498
Besser Company                      Alpena, MI           Computers               Feb-94      506,779       48,903      555,682
Best Approach Publications          Chandler, AZ         Printing                Oct-97            0       54,998       54,998
Best Brew, Inc.                     Elk Grove Villa, IL  Restaurant              Mar-93            0       41,386       41,386
Best Brew, Inc.                     Elk Grove Villa, IL  Restaurant              Mar-93            0       40,221       40,221
Bethlehem Baptist Church            Fairfax, VA          Retail                  Mar-93            0       32,348       32,348

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Beverly Hills Studio, Inc.          Santa Monica, CA     Video Production        Jan-97            0       44,233       44,233
Big "O" Tires                       Valencia, CA         Computers               Sep-97            0       51,947       51,947
Big Star of Many, Inc.              Many, LA             Retail                  Feb-93            0       70,442       70,442
Biocontrol Technology, Inc.         Pittsburgh, PA       Computers               Jan-98            0       48,895       48,895
Black Canyon Surveying, Inc.        Phoenix, AZ          Manufacturing &
                                                           Production            Dec-97            0       51,828       51,828
Bless Your Hearts Dba, Hopeth       Midland, TX          Restaurant              Dec-97            0       19,351       19,351
Blimpie of Cornwell                 Cromwell, CT         Restaurant              Nov-92            0       30,093       30,093
Blue Cross & Blue Shield Of CT      North Haven, CT      Telecommunications      May-93            0       93,286       93,286
Blue Cross & Blue Shield Of CT      North Haven, CT      Telecommunications      May-93            0      362,317      362,317
Blue Cross & Blue Shield Of CT      North Haven, CT      Computers               May-93            0       25,020       25,020
Blue Cross & Blue Shield Of CT      North Haven, CT      Telecommunications      May-93            0       92,259       92,259
Blue Cross & Blue Shield Of CT      North Haven, CT      Telecommunications      May-93            0      242,250      242,250
Blue Cross & Blue Shield Of CT      North Haven, CT      Telecommunications      May-93            0       38,924       38,924
Blue Grass Business Service         Lexington, KY        Office Equipment        May-93            0      263,303      263,303
Blume USA Auto Sales, Inc.          Pearland, TX         Manufacturing &
                                                           Production            Nov-92            0       25,908       25,908
Bml Productions Inc.                Raritan, NJ          Retail                  Oct-95            0       37,173       37,173
Bob's Cleaner                       Santa Ana, CA        Manufacturing &
                                                           Production            Nov-92            0       30,824       30,824
Bodine Corp.                        Bridgeport, CT       Telecommunications      May-93            0       60,751       60,751
Bolkema Fuel Company Inc.           Wyckoff, NJ          Computers               Sep-97            0       54,797       54,797
Boozer Lumber Co., Inc.             Columbia, SC         Computers               Mar-93            0       27,382       27,382
Borealis Corp.                      Carson City, NV      Computerss              Jun-96            0       52,031       52,031
Borealis Incorporated               Ottertail, MN        Manufacturing &
                                                           Production            Dec-97            0       37,017       37,017
Boston Pie, Inc.                    Melrose, MA          Restaurant              Apr-93            0       26,916       26,916
Bowling, Inc.                       Jackson, MS          Fixture                 Mar-93            0       45,109       45,109
Boxley Enterprises, Inc.            Oviedo, FL           Restaurant              Aug-94            0       27,415       27,415
Bradley Memorial                    Southington, CT      Telecommunications      May-93            0       69,398       69,398
Brainard Pig, Inc.                  Fremont, NE          Fixture                 Feb-98            0       54,296       54,296
Brandt Farms                        Versailles, OH       Fixture                 Oct-96            0       56,207       56,207
Branford Hall Career Institute      Branford, CT         Furniture               Dec-97            0       36,416       36,416
Brazos Valley Sand & Gravel, Inc.   Cameron, TX          Construction            Oct-97            0       32,171       32,171
Breaktime Refreshments, Ltd.        West Babylon, NY     Fixture                 Feb-98            0       47,758       47,758
Breckenridge Food Systems Inc.      Rancho Santa
                                      Maria, CA          Restaurant Equipment    Sep-95            0      241,206      241,206
Brenlar Investments, Inc.           Novato, CA           Furniture               Oct-94            0      840,320      840,320
Brewskis Gaslamp Pub, Inc.          San Diego, CA        Furniture               Nov-92            0       30,359       30,359
Bridgeport Machines                 Bridgeport, CT       Telecommunications      May-93            0       32,411       32,411
Bridgeport Metal Goods              Bridgeport, CT       Fixture                 Mar-93            0       52,425       52,425
Bristol Babcock Inc.                Watertown, CT        Telecommunications      May-93            0       82,427       82,427
Bristol Babcock Inc.                Watertown, CT        Telecommunications      Dec-95            0       42,646       42,646
Bronx Harbor Healthcare             Bronx, NY            Computers               Sep-96            0       46,775       46,775
Buckeye Pressure Washes             Cambridge, OH        Manufacturing &
                                                           Production            Nov-92            0       30,538       30,538
Burch Trash Service, Inc.           Capital Heights, MD  Transportation          Mar-93            0       41,489       41,489
Burger King                         Naples, FL           Fixture                 Nov-92            0       31,751       31,751

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Burgess Marketing, Inc.             Waco, TX             Manufacturing &
                                                           Production            Oct-97            0       28,195       28,195
Business Office Systems & Service   Peterborough, NH     Furniture               Nov-92            0       29,913       29,913
Business Television                 Washington, DC       Video Production        Apr-93            0       28,754       28,754
C & B Cleaning                      Fairfax, VA          Sanitation              Nov-92            0       30,824       30,824
C & C Duplicators Inc.              Bohemia, NY          Manufacturing &
                                                           Production            Jan-96            0       37,799       37,799
C & C Skate, Inc.                   Kissimee, FL         Restaurant              Jul-96            0       27,316       27,316
C & J Contracting, Inc.             Campbell, CA         Manufacturing &
                                                           Production            Jun-94       30,444        3,105       33,549
C H Dexter                          Windsor Locks, CT    Computers               May-93            0       68,086       68,086
Caa Marketing Inc.                  Westmont, IL         Manufacturing &
                                                           Production            Aug-95            0       31,397       31,397
Cable Usa, Inc.                     Scottbluff, NE       Telecommunications      Nov-97            0       48,749       48,749
Cad Scan Reprographic               Vacaville, CA        Computerss              Dec-96            0       29,584       29,584
Cafe Chardonnay, Inc.               Palm Beach Garden,
                                      FL                 Restaurant              Dec-92            0      150,231      150,231
Cain's Drain & Plumbing Co., Inc.   Newport News, VA     Fixture                 Dec-93            0       25,948       25,948
Calico Welding Supply Co.           Texas City, TX       Manufacturing &
                                                           Production            Feb-98            0       34,508       34,508
California School Furnishings       Fresno, CA           Telecommunications      Feb-96            0       51,659       51,659
Callen Photo Mount Corp.            Jersey City, NJ      Manufacturing &
                                                           Production            Oct-97            0       81,854       81,854
Camellia Color Corp.                Sacramento, CA       Computers               May-96            0       40,576       40,576
Cape Fear Supply Co., Inc.          Fayetteville, NC     Computers               Mar-93            0       50,808       50,808
Capital Home Mortgage               Miami, FL            Computers               Aug-96            0       28,253       28,253
Career & Eductn Consult             New York, NY         Computers               Jul-96            0       51,027       51,027
Caregivers Home Health              Montgomery, AL       Computers               May-93            0       29,142       29,142
Cargill Investor Services, Inc.     Chicago, IL          Computers               Mar-93            0       56,109       56,109
Carolina Amusement                  Columbia, SC         Fixture                 Dec-97            0       48,889       48,889
Carolina Mold Works, Llc            Fletcher, NC         Manufacturing &
                                                           Production            Dec-96            0       54,484       54,484
Carolina Truss & Manufacturing      Monroe, NC           Computers               Mar-93            0       32,415       32,415
Carolina Volkswagen                 Charlotte, NC        Automotive              Dec-97            0       31,878       31,878
Casa Ole Dba, Subway & Cay Chris    Wichita Falls, TX    Restaurant              Nov-97            0       55,167       55,167
Catalog Media Corp.                 Memphis, TN          Computers               Nov-92            0       30,705       30,705
Cavalleria Rusticana, Inc.          Miami, FL            Restaurant              Nov-92            0       30,180       30,180
CDI Medical Services Inc.           Bloomfield, CT       Computers               May-93            0       30,494       30,494
Centennial Printing                 King Of Prussia, PA  Computers               Mar-93            0       44,207       44,207
Center For Continuing Care          Stamford, CT         Telecommunications      Mar-93            0       27,468       27,468
Centocor                            Malvern, PA          Computers               May-96            0      361,672      361,672
Centocor, Inc.                      Melvern, PA          Medical                 Mar-94            0      557,191      557,191
Centra Collison, Inc.               Long Island City, NY Automotive              Mar-93            0       29,122       29,122
Century Consulting Group, Inc.      Kennesaw, GA         Computers               Nov-97            0       47,697       47,697
Cercom, Inc.                        Vista, CA            Manufacturing &
                                                           Production            Sep-97            0       49,492       49,492
Champions Pure Fitness, Inc.        Fayetteville, NY     Medical                 Nov-92            0       29,217       29,217
Charten, Inc.                       Southbury, CT        Restaurant              Mar-93            0       36,934       36,934
Chase Collections Ltd.              Fall River, MA       Manufacturing &
                                                           Production            Mar-93            0       25,128       25,128
Chattanooga Men'S Medical           Roswell, GA          Medical                 Sep-96            0       54,751       54,751
Chef's Requested Foods, Inc.        Oklahoma City, OK    Restaurant              Mar-93            0       35,449       35,449

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Chestnut Mart Of Bloomingburg       Bloomingburg, NY     Fixture                 Jan-97            0      132,301      132,301
Chestnut Mart Of Bloomingburg       Bloomingburg, NY     Fixture                 Feb-97            0       63,900       63,900
Chicago Food Corp.                  Chicago, IL          Manufacturing &
                                                           Production            Nov-92            0       25,728       25,728
Chinnici & Associates               New York, NY         Computerss              Apr-96            0       39,515       39,515
Choice-Professional Overnight       New Orleans, LA      Copiers                 Jan-98            0       41,360       41,360
Christopher Productions &
  Entertainment                     Los Angeles, CA      Video Prodroduction     Sep-97            0       33,006       33,006
Circuitboard Fabrications Co.       Waltham, MA          Manufacturing &
                                                           Production            Jan-97            0       51,561       51,561
CIS Corporation                     Washington, DC       Telecommunications      Nov-96            0    1,142,103    1,142,103
City of West Haven                  West Haven, CT       Telecommunications      Mar-93            0       37,611       37,611
City of West Haven                  West Haven, CT       Telecommunications      Mar-93            0       26,365       26,365
Clarklift Of Orlando, Inc.          Orlando, FL          Computerss              Jan-97            0       28,326       28,326
Clarklift Of Orlando, Inc.          Orlando, FL          Office Equipmnt         Feb-98            0       40,189       40,189
Clearwater Health Club              Clearwater Beach, FL Medical                 Mar-93            0       42,058       42,058
Clearwater Health Club              Clearwater Beach, FL Medical                 Mar-93            0       35,565       35,565
Clement's Supermarket, Inc.         Chauvin, LA          Retail                  Mar-93            0       66,711       66,711
Cliquer'S Vernon Corp.              Mt. Vernon, NY       Telecommunications      Nov-97            0       55,082       55,082
Clonetics Corporation               San Diego, CA        Computers               Apr-93            0       29,198       29,198
Club 2520                           Tucson, AZ           Video Production        Nov-92            0       30,176       30,176
Cm Clark Enterprises, Inc.          Bernardsville, NJ    Furniture               Jun-95            0       27,551       27,551
Cnc Machining Service               Visalla, CA          Manufacturing &
                                                           Production            Aug-96            0       40,159       40,159
Cnc Systems, Inc.                   Kennebunk, ME        Computers               Mar-93            0       27,552       27,552
Coastal Carting, Ltd., Inc.         Hollywood, FL        Fixture                 Aug-97            0       25,291       25,291
Coastal Septic                      Sharpes, FL          Transportation          Mar-93            0       36,493       36,493
Coburn & Meredith Inc.              Hartford, CT         Telecommunications      May-93            0       27,879       27,879
Coffee Time, Inc.                   Anaheim, CA          Restaurant              Mar-93            0       49,936       49,936
Coffee Time, Inc.                   Anaheim, CA          Restaurant              Mar-93            0       28,256       28,256
Coldwell Banker Apex Realtors       Rowlett, TX          Furniture               Dec-97            0       42,955       42,955
Cole River Transportatiomn Llc      Winstead, CT         Construction            Feb-98            0       29,753       29,753
Color Masters Digital Imaging       Little Rock, AK      Manufacturing &
                                                           Production            Nov-97            0       45,076       45,076
Color Xl, Inc.                      Middleton, WI        Printing                Nov-97            0       53,929       53,929
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       42,117       42,117
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       43,872       43,872
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       43,932       43,932
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       38,225       38,225
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       45,436       45,436
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       41,342       41,342
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       57,433       57,433
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       42,117       42,117
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       60,818       60,818
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       43,266       43,266
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       75,268       75,268
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       39,471       39,471

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       87,592       87,592
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       42,117       42,117
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       41,562       41,562
Colorado Prime Corp.                Farmingdale, NY      Telecommunications      Nov-92            0       91,474       91,474
Colour Impressions                  Anaheim, CA          Printing                Dec-92       30,529        2,903       33,432
Columbia Services Group, Inc.       Arlington, VA        Fixture                 Nov-92            0       32,543       32,543
Commercial Brick Corp.              Maspeth, NY          Construction            Oct-97            0       76,340       76,340
Commonwealth Associates             New York, NY         Telecommunications      Sep-97            0      105,616      105,616
Community Health Center Inc         Middletown, CT       Telecommunications      May-93            0       32,205       32,205
Community Health Service, Inc.      Hartford, CT         Telecommunications      Mar-93            0       29,344       29,344
Complete Tool & Grinding Inc.       Minneapolis, MN      Manufacturing &
                                                           Production            Feb-96            0       28,720       28,720
Comprehensive Id Products           Burlington, MA       Furniture               Jun-96            0       51,484       51,484
Computer Science Resources, Inc.    Williamsport, PA     Telecommunications      Sep-97            0       75,298       75,298
Comtec Computer Services, Inc.      Houston, TX          Computers               Mar-93            0       27,306       27,306
Concord Teacakes Excetra Inc.       Concord, MA          Fixture                 Mar-96            0       55,768       55,768
Conn Medical Adjustment             East Hartford, CT    Telecommunications      May-93            0       25,602       25,602
Connecticut College                 New London, CT       Telecommunications      May-93            0    2,211,435    2,211,435
Connecticut College                 New London, CT       Telecommunications      May-93            0      223,296      223,296
Connecticut College                 New London, CT       Telecommunications      May-93            0       81,898       81,898
Connecticut College                 New London, CT       Telecommunications      May-93            0       97,710       97,710
Connecticut State                   Newington, CT        Telecommunications      May-93            0       64,744       64,744
Connecticut Water Company           East Windsor, CT     Telecommunications      May-93            0       46,084       46,084
Connecticut Yankee Atomic           Hartford, CT         Telecommunications      May-93            0      304,754      304,754
Consolidated Fitness Enterprises    Bedford, TX          Manufacturing &
                                                           Production            Nov-92            0       30,485       30,485
Consolidated Waste Industries       North Haven, CT      Material Handling       Mar-93            0       61,323       61,323
Consolidated Waste Industries       N.E. Washington, DC  Transportation          Mar-93            0       66,455       66,455
Constantine G. Scrivanos            Atklnson, NH         Restaurant              Mar-93            0       29,182       29,182
Contento & Kaplan Optomet           Bronx, NY            Medical                 Aug-95            0       26,327       26,327
Continental Airlines, Inc.          Houston, TX          Aircraft                Dec-96            0      702,508      702,508
Continental Coin Processors         Buffalo, NY          Manufacturing &
                                                           Production            Feb-96            0       52,320       52,320
Continental Contractors             Audubon, PA          Material Handling       Mar-93            0       32,128       32,128
Convalescent Center Of
  Bloomfield                        Bloomfield, CT       Medical                 May-93            0       30,761       30,761
Convention Express Inc.             Ocean City, NJ       Computers               Feb-98            0       73,997       73,997
Core Group Ltd.                     Boston, MA           Video Prodroduction     Feb-98            0       45,566       45,566
Corporate Health                    New Haven, CT        Telecommunications      May-93            0       40,114       40,114
Corral Associates                   Rochester, NY        Telecommunications      May-96            0       53,461       53,461
Cosmopolitan Medical
  Communications                    Phoenix, AZ          Computers               Oct-97            0       44,665       44,665
Costello Lomasney & Denapoli        Manchester, NH       Computers               Mar-93            0       29,771       29,771
Country Club Liquors                Largo, FL            Restaurant              Nov-92            0       26,942       26,942
Countryside Manor, Inc.             Bristol, CT          Telecommunications      Mar-93            0       26,257       26,257
Covalent Systems Corp.              Fremont, CA          Computers               Mar-93            0       27,216       27,216
Craftsman Auto Body                 Sterling, VA         Computers               Aug-95            0       33,202       33,202

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Creative Entertainment Group        Los Angeles, CA      Video Prodroduction     Nov-97            0       61,777       61,777
Creative Sound Productions          Houston, TX          Audio                   May-96            0       37,940       37,940
Creative Vision Graphics            Marina Del Ray, CA   Printing                May-95            0       33,037       33,037
Crs Design, Inc.                    New York, NY         Computers               Sep-97            0       26,032       26,032
Crystal Clear Design Dba, R.Baker   Patterson, NJ        Computers               Nov-97            0       55,021       55,021
Csk Auto Inc                        Phoenix, AZ          Other                   Mar-98            0      696,718      696,718
CT Junior Rebulic Assoc.            Litchfield, CT       Telecommunications      Mar-93            0       26,061       26,061
CT Transit/HNS Management           Hartford, CT         Transportation          May-93            0       44,728       44,728
C-Town                              Jersey City, NJ      Retail                  Dec-96            0       28,658       28,658
Cumberland Capital Dba The
  Mcintyre Llc                      Brentwood, TN        Telecommunications      Oct-97            0       31,498       31,498
Cunningham Assoc.                   Mission Viejo, CA    Audio                   Oct-97            0       63,534       63,534
Curagen Corp.                       New Haven, CT        Computers               Aug-97            0       69,436       69,436
Custom Paint & Body                 Moncks Corner, SC    Automotive              Jan-97            0       33,354       33,354
Custom Print, Inc.                  Pleasanton, CA       Computers               Mar-93            0       29,993       29,993
D & B Computing                     Wilton, CT           Telecommunications      May-93            0      132,764      132,764
D & L Offset Lithography Co.,
 Inc.                               New York, NY         Printing                Oct-97            0       52,873       52,873
D & M Contractors, Inc.             Suwanee, GA          Construction            Dec-96            0       53,441       53,441
D & V Sound                         San Jose, CA         Audio                   Aug-96            0       39,778       39,778
D B Basics, Inc.                    Raleigh, NC          Computers               Dec-97            0       41,900       41,900
D' La Colmena Mexican Food          Watsonville, CA      Restaurant              Nov-92            0       28,211       28,211
D.A.O.R. Security, Inc.             Bronx, NY            Telecommunications      Sep-97            0       28,025       28,025
D2 Entertainment Corp.              Rosemead, CA         Audio                   Nov-96            0       59,239       59,239
Dal Baffo                           Menlo Park, CA       Restaurant              Jan-97            0       53,520       53,520
Dallas Recording Co., Inc.          Denton, TX           Audio                   Nov-92            0       27,036       27,036
Dallo & Co.                         National City, CA    Fixture                 Aug-96            0       81,278       81,278
Danbury Eye Physicians              Danbury, CT          Telecommunications      Mar-93            0       25,267       25,267
Danbury Printing & Litho            Danbury, CT          Telecommunications      May-93            0       69,330       69,330
Danville Ob/Gyn Assoc.              Windsor, CT          Medical                 Mar-93            0       41,481       41,481
Dark House Comics, Inc.             Milwaukie, OR        Manufacturing &
                                                           Production            May-94       57,129        6,362       63,492
Data Works                          Glen Avon, CA        Printing                Nov-92            0       27,068       27,068
Datahr Rehabilitation               Brookfield, CT       Telecommunications      Mar-93            0       27,960       27,960
David A. Grossman DDA               Baldwin, NY          Medical                 Aug-95            0       86,381       86,381
David A. Kamlet, MD                 New York, NY         Medical                 Aug-95            0       27,479       27,479
Debra L. Bowers,  Dds               Largo, FL            Medical                 Sep-96            0       55,750       55,750
Deburr Company Inc.                 Plantsville, CT      Manufacturing &
                                                           Production            May-95            0       34,928       34,928
Decarlo & Doll Inc.                 Hamden, CT           Telecommunications      May-93            0       25,611       25,611
Deitsch Plastic Co. Inc.            West Haven, CT       Telecommunications      May-93            0       32,671       32,671
Dejean Construction Co.             Texas City, TX       Computers               Apr-95            0       36,633       36,633
Del Taco                            Laguna Hills, CA     Restaurant              Apr-96            0      492,266      492,266
Del Taco                            Laguna Hills, CA     Restaurant              Apr-96            0      459,026      459,026
Delta Video Duplicating             Anaheim, CA          Video Production        Nov-92            0       30,301       30,301
Delta Video, Inc.                   Anaheim, CA          Video Production        May-94            0       43,569       43,569

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Delta Video, Inc.                   Anaheim, CA          Audio                   Sep-97            0       27,595       27,595
Denville Bagel Baking               Denville, NJ         Restaurant              Nov-92            0       25,863       25,863
Detroit Osteopathic Hospital        Southfield, MI       Medical                 Mar-93            0       47,853       47,853
Digital Computing System, Inc.      Bryan, TX            Furniture               Mar-93            0       39,735       39,735
Digital Operations Technical        New York, NY         Computers               Mar-93            0       41,797       41,797
Dillon Video Production             Ocala, FL            Video Production        Apr-93            0       28,363       28,363
Dino's                              Dallas, TX           Agriculture             Nov-92            0       31,460       31,460
Discovery Research Group            Salt Lake City, UT   Copiers                 Nov-92            0       25,820       25,820
Distrib. Svcs. Of Atlanta,Inc       Hapeville, GA        Fixture                 Nov-96            0       29,892       29,892
Distribution Svcs Of Atlnta         Hopeville, GA        Fixture                 Sep-96            0       34,488       34,488
Diversified Business Svcs., Inc.    Newport Beach, CA    Telecommunications      Nov-97            0       31,019       31,019
Do Net Inc.                         Dayton, OH           Computers               Sep-97            0       29,221       29,221
Donald L. Eger Jr., Inc.            Cincinnati, OH       Computers               May-94       27,791        2,788       30,579
Double Day, Inc.                    Grand Island, NY     Mining                  Dec-97            0      558,796      558,796
Douglas F. Johnson                  Hillsboro, TX        Manufacturing &
                                                           Production            Jun-94       25,853        2,848       28,701
Dralco, Inc.                        Weatherford, TX      Manufacturing &
                                                           Production            Aug-96            0       46,589       46,589
Driscoll Motors, Inc.               Hartford, CT         Telecommunications      May-93            0       44,565       44,565
Drs. Nat-Grant Associates           Windsor, CT          Medical                 Mar-93            0       54,018       54,018
Drs. Tobin, Zwiebel & Aptman        Miami, FL            Telecommunications.     Aug-96            0       39,334       39,334
Drummey Donuts, Inc.                Norwood, MA          Restaurant              Mar-93            0       34,171       34,171
Dubois Growers, Inc.                Boynton Beach, FL    Retail                  Dec-96            0       29,755       29,755
Dunkin Donuts & Baskin Robbins      Austin, TX           Restaurant              Jan-98            0       26,586       26,586
Dynaco Corp.                        Tempe, AZ            Computers               Nov-97            0       57,044       57,044
Dynatenn, Inc.                      Weymouth, MA         Manufacturing &
                                                           Production            Mar-93            0       55,208       55,208
Dynatenn, Inc.                      Weymouth, MA         Computers               Mar-93            0       55,262       55,262
E & V Bakery Dba, Morris Park       Bronx, NY            Restaurant              Dec-97            0       66,216       66,216
Eagle Vision, Inc.                  Stamford, CT         Video Production        Jan-97            0       33,538       33,538
East Hartford Ltd. Partnership      Windsor, CT          Medical                 Mar-93            0       37,746       37,746
Easter Seal Society                 Hebron, CT           Telecommunications      Mar-93            0       27,304       27,304
Eastway Metals                      Cleveland Heigh, OH  Manufacturing &
                                                           Production            Nov-92            0       29,361       29,361
Edison Brothers Stores, Inc.        St. Louis, MO        Retail                  Jun-94    7,642,182      606,511    8,248,693
Edmond's Corner Body Shop           Chesapeake, VA       Automotive              Nov-92            0       28,783       28,783
Edward Greenberg                    Nyack, NY            Video Production        Mar-95            0       35,848       35,848
Elderhaus Concepts, Ltd.            Madison, WI          Furniture               Nov-96            0       39,966       39,966
Electronic Imaging Center, Inc.     Boston, MA           Printing                Oct-97            0       31,245       31,245
Electronic Media Equip.             West Bond, WI        Material Handling       Dec-96            0       53,542       53,542
Ellen Fitzenrider                   Barnwell, SC         Medical                 Nov-92            0       27,619       27,619
Elliot'S Famous Hot Dogs Dba
  First Elliot                      N. Chelmsford, MA    Restaurant              Sep-97            0       48,899       48,899
Ellman Hahn Schwartz                Windsor, CT          Medical                 Mar-93            0       39,195       39,195
Emco Sales & Service Inc            North Bergen, NJ     Manufacturing &
                                                           Production            Aug-95            0       28,568       28,568
Emerald Studios, Inc.               San Diego, CA        Video Prodroduction     Oct-97            0       52,446       52,446
Empac Design, Inc.                  Dallas, TX           Printing                Mar-93            0       30,984       30,984

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Empire of Orange Realtors           Pomona, NY           Furniture               Nov-92            0       31,271       31,271
Engineers Country Club, Inc.        Rosalyn Harbor, NY   Medical                 Mar-93            0       31,210       31,210
Enthone Omi, Inc.                   West Haven, CT       Telecommunications      Mar-93            0       29,686       29,686
Enthone Omi, Inc.                   West Haven, CT       Telecommunications      Nov-93            0       53,318       53,318
Enthone Omi, Inc.                   West Haven, CT       Telecommunications      May-93            0       34,295       34,295
Enthone Omi, Inc.                   West Haven, CT       Telecommunications      Mar-93            0       35,855       35,855
Eratex Enterprise, Inc.             Los Angeles, CA      Manufacturing &
                                                           Production            Dec-97            0       28,769       28,769
Ernie Sandoval Enterprises          Oceanside, CA        Restaurant              May-96            0       38,992       38,992
Ernie'S Auto Parts Dba W.E.S.
  Corp.                             Monrovia, CA         Computers               Sep-97            0       29,575       29,575
Ernie'S Auto Parts Dba, W.E.S.      Monrovia, CA         Computers               Dec-97            0       35,795       35,795
ESM/Exton, Inc.                     Blue Bell, PA        Restaurant              Dec-94            0      416,000      416,000
ETS Water & Waste Mgt.              Roanoke, VA          Manufacturing &
                                                           Production            Jan-97            0       34,310       34,310
Eugene Shiffett                     Stafford, VA         Transportation          Mar-93            0       35,688       35,688
Evernet Education Services, Inc.    Los Angeles, CA      Computers               May-94       24,423        3,043       27,466
Evolution Film & Tape               North Hollywood, CA  Video Production        Jul-96            0       43,749       43,749
Ewing Farms, Inc.                   Smyrna, DE           Transportation          Mar-93            0       39,403       39,403
Excel Mortgage Corp.                Grand Rapids, MI     Computerss              Jan-97            0       56,631       56,631
Executrain of Texas                 Dallas, TX           Computers               Apr-95            0       53,872       53,872
Extech Instruments Corp.            Waltham, MA          Computers               Mar-93            0       34,725       34,725
Eye Care Centers                    San Antonio, TX      Retail                  Dec-97            0    1,506,853    1,506,853
F.D. Mcginn, Inc.                   Providence, RI       Material Handling       Jul-96            0       44,150       44,150
Fair Auto Supply                    Bridgeport, CT       Telecommunications      Mar-93            0       32,206       32,206
Fairmont Re-Bar Fabricators, Inc.   Miami, FL            Computers               Aug-97            0       31,791       31,791
Faith Pleases God Church            Harlingen, TX        Fixture                 Apr-95            0       30,127       30,127
Fallick Klein Partnership           Houston, TX          Manufacturing &
                                                           Production            Apr-95            0       27,615       27,615
Family Foodservice, Inc.            Ft. Pierce, FL       Restaurant              Sep-97            0       51,164       51,164
Fantastic Sam'S Dba Alverben
  Enterprises                       St. Petersburg, FL   Fixture                 Oct-97            0       27,759       27,759
Fantastic Sam'S Dba Gorski
  Enterprises, Inc.                 Mobile, AL           Fixture                 Sep-97            0       53,427       53,427
Farah H Vikoren, MD                 Windsor, CT          Medical                 Mar-93            0       48,666       48,666
Farish Media Dba Robert Farish      Kailua Kona, HI      Telecommunications      Aug-97            0       45,919       45,919
Farm Acquisitions Corporation       Pomfret, CT          Telecommunications      May-93            0       52,754       52,754
Farm To Market Inc.                 Laguna Niguel, CA    Retail                  Oct-96            0       55,257       55,257
Farmco, Inc.                        Seguin, TX           Manufacturing &
                                                           Production            Jul-93            0      160,202      160,202
Felecia L. Dawson Md                Atlanta, GA          Medical                 May-95            0       33,861       33,861
Fergy's Expresso                    Seattle, WA          Restaurant              Nov-92            0       32,458       32,458
Fi-Del, Inc.                        Bridgeville, PA      Fixture                 Nov-97            0       49,896       49,896
Fidelity Funding Financial
  Group, Inc.                       Dallas, TX           Furniture               Sep-97            0       42,052       42,052
Field's Bakery, Inc.                Pleasentville, NJ    Restaurant              Mar-93            0       37,631       37,631
Figs                                West Hollywood, CA   Restaurant              Nov-92            0       25,400       25,400
Filterfresh Denver, Inc.            Denver, CO           Restaurant              Mar-93            0       33,886       33,886
First Quality Health Care           Chicago, IL          Medical                 Nov-92            0       31,460       31,460
First Stop Bagel, Inc.              Babylon, NY          Restaurant              Nov-92            0       31,460       31,460

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Fiserv New Haven, Inc.              Wallingford, CT      Computers               May-93            0       39,751       39,751
Fit Physique, Inc.                  Longview, WA         Manufacturing &
                                                           Production            Nov-92            0       34,174       34,174
Flextex                             Pinellas Park, FL    Printing                Nov-92            0       33,251       33,251
Flint Hill School                   Oakton, VA           Retail                  Mar-93            0       26,950       26,950
Floor Covering Interiors, Inc.      Tucson, AZ           Manufacturing &
                                                           Production            Aug-94            0       28,449       28,449
Florida Health, Inc.                Boca Raton, FL       Medical                 Oct-97            0       55,017       55,017
Florida Homes Showcase, Inc.        Lake City, FL        Telecommunications      Mar-93            0       26,532       26,532
Food Dude, Inc.                     Torrance, CA         Computers               May-96            0       35,835       35,835
Food For Thought                    Exton, PA            Restaurant              Nov-92            0       30,609       30,609
Footprints Blueprinting             San Luis Bispop, CA  Photography             Aug-96            0       35,757       35,757
Forward Logistics Group             Orlando, FL          Material Hndlng         Feb-98            0       39,743       39,743
Foster Medical Supply Inc           Hartford, CT         Telecommunications      May-93            0       30,034       30,034
Foto 1 Dba, N Focus, Inc.           Morgantown, WV       Manufacturing &
                                                           Production            Dec-97            0       25,902       25,902
Francis Poirier                     Ellington, CT        Printing                Mar-93            0       42,219       42,219
Francis Poirier                     Ellington, CT        Manufacturing &
                                                           Production            Mar-93            0       33,236       33,236
Fred Talarico MD                    Utica, NY            Manufacturing &
                                                           Production            Aug-95            0       26,788       26,788
Freedman & Lorry, P.C.              Philadelphia, PA     Computers               Oct-97            0       77,364       77,364
Freemont House Of Pizza, Inc.       Fremont, NH          Restaurant              Nov-92            0       26,510       26,510
Fuel Cell Manufacturing             Danbury, CT          Telecommunications      May-93            0       25,265       25,265
Fuller Roberts Clinic, Inc.         Windsor, CT          Medical                 Mar-93            0       50,236       50,236
Future Hopes, Inc.                  Miami, FL            Restaurant              Dec-96            0       50,356       50,356
Future Productions, Inc.            New York, NY         Video Production        Mar-93            0       41,473       41,473
G And M Music Co., Inc.             Sumter, SC           Fixtures                May-97            0      100,000      100,000
Gale H. Pike                        Laguna Beach, CA     Furniture               Dec-92            0       40,283       40,283
Gale H. Pike                        Laguna Beach, CA     Furniture               Dec-92            0       63,573       63,573
Gale H. Pike                        Laguna Beach, CA     Furniture               Dec-92            0       60,286       60,286
Game Creek Video Limited
  Partnership                       Amherst, NH          Video Prodroduction     Oct-97            0       63,004       63,004
Gamma One, Inc.                     North Haven, CT      Telecommunications      May-93            0       31,131       31,131
Garcia Masonry Inc.                 San Diego, CA        Computerss              Dec-96            0       39,688       39,688
Garrison Fuel Oil Of L.I.           Plainview, NY        Office Equipment        Aug-95            0       29,013       29,013
Gary Eagan                          Easton, MA           Restaurant              Mar-93            0       38,295       38,295
Gas Post, Inc. & Savemart Stores    Pelham Manor, NY     Fixture                 Jan-97            0       31,718       31,718
Gasoline Merchants, Inc.            Waltham, MA          Automotive              Mar-93            0       29,568       29,568
Gasoline Merchants, Inc.            Waltham, MA          Environmental           Mar-93            0       35,439       35,439
Gaspari Corp.                       Ocean Township, NJ   Medical                 Mar-93            0       48,434       48,434
GCSG Ob-Gyn Associates              Windsor, CT          Medical                 Mar-93            0       38,372       38,372
General Foam                        Sun Valley, CA       Construction            Mar-93            0       39,399       39,399
General Video-Tex Corp.             Cambridge, MA        Computers               Mar-93            0       27,775       27,775
Genesis Mobile Diagnostic, Inc.     Miami, FL            Medical                 Nov-92            0       31,772       31,772
Geno's                              West Jefferson, NC   Restaurant              Nov-92            0       27,626       27,626
Gibson Co.                          Norwalk, CT          Telecommunications      May-93            0      237,384      237,384
Glastonbury                         Glastonbury, CT      Telecommunications      May-93            0       57,940       57,940

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Goldberg & Assoc. Dba Maxine        Omaha, NE            Manufacturing &
  B. Reloj                                                 Production            Sep-97            0       33,266       33,266
Goldbergs New York Bagels           Bethlehem, PA        Restaurant              Dec-97            0      106,434      106,434
Golden Corral Steakhouse            Hueytown, AL         Restaurant              Nov-92            0       28,005       28,005
Goldgate Enterprises, Inc.          Corpus Christi, TX   Manufacturing &
                                                           Production            Jun-95            0       27,357       27,357
Gold's Gym                          Canton, MA           Medical                 Nov-92            0       29,529       29,529
Gourmet Boutique, Llc               Jamaica, NY          Restaurant              Dec-97            0       68,231       68,231
Grace'S Marketplace Dba Doria
  Enterprises, Inc.                 New York, NY         Restaurant              Sep-97            0       74,456       74,456
Grady & Dicks, A Law Corporatn      San Diego, CA        Computers               Jan-98            0       84,977       84,977
Grand Union                         Wayne, NJ            Retail                  Dec-93            0      331,713      331,713
Grand Union                         Wayne, NJ            Retail                  Dec-93            0      260,075      260,075
Grand Union                         Passaic, NJ          Retail                  Dec-93            0      217,409      217,409
Grandma'S Bagels, Inc.              Bend, OR             Restaurant              Dec-97            0       64,586       64,586
Graphic Data of New Jersey, Inc.    Mount Laurel, NJ     Computers               Mar-93            0       46,867       46,867
Graphic Options Inc.                Plainview, NY        Printing                Jan-96            0       42,141       42,141
Graphic Press                       Flint, MI            Printing                Dec-92       24,124        2,371       26,495
Graphic Services, Inc.              Tacoma, WA           Manufacturing &
                                                           Production            Jun-94       39,350        4,899       44,249
Graphic Trends                      Paramount, CA        Printing                Jan-97            0       53,233       53,233
Graphik Dimensions Ltd.             Flushing, NY         Computers               Mar-93            0       29,999       29,999
Great American Remodeling, Inc.     Ft Walton Beach, FL  Construction            Sep-97            0       53,767       53,767
Greaves, Walker, Inc.               Mobile, AL           Retail                  Dec-96            0       49,573       49,573
Green Acres Land Develpoment &      Powells Point, NC    Manufacturing &
                                                           Production            Feb-98            0       33,617       33,617
Grolier, Inc.                       Danbury, CT          Telecommunications      Mar-93            0       32,525       32,525
Grolier, Inc.                       Danbury, CT          Telecommunications      Mar-93            0       29,427       29,427
Gruen Optika Corp.                  New York, NY         Medical                 Dec-97            0       47,076       47,076
Guadalajara Mexican Deli            Tracy, CA            Restaurant              Nov-92            0       26,037       26,037
Gulf Coast Landscaping Corp.        Mobile, AL           Construction            Aug-97            0       31,881       31,881
Gumby'S Pizza Systems Inc.          Gainesville, FL      Restaurant              Apr-95            0       26,879       26,879
Gun Hill Collision                  Bronx, NY            Manufacturing &
                                                           Production            Apr-93            0       26,341       26,341
H & J Amoco                         Gambrills, MD        Fixture                 Sep-96            0       98,987       98,987
H & R Block                         Lebanon, TN          Computers               Nov-92            0       28,540       28,540
H & R Family Foods, Inc.            Lancaster, SC        Fixture                 Sep-97            0       46,439       46,439
H & S Construction                  New Salisbury, IN    Construction            Feb-98            0       73,104       73,104
H & T Tool                          Fairfield, NJ        Manufacturing &
                                                           Production            Nov-92            0       27,286       27,286
H. John Schutze DDS                 Queensbury, NY       Computers               Aug-95            0       33,429       33,429
Hahner, Foreman & Harness, Inc      Wichita, KS          Computers               Mar-96            0       41,888       41,888
Haig Press, Inc.                    Hauppauge, NY        Printing                Sep-96            0       37,617       37,617
Harco Laboratories, Inc.            Branford, CT         Telecommunications      Mar-93            0       25,156       25,156
Harlan King & Associates            Reno, NV             Computers               May-96            0       46,553       46,553
Harold Hawes                        Charlottesville, VA  Transportation          Mar-93            0       33,760       33,760
Harold Hawes                        Charlottesville, VA  Transportation          Mar-93            0       47,557       47,557
Harold Wasson, Jr.                  Corona, CA           Furniture               Mar-93            0       38,041       38,041
Harrison & King Music Co., Inc.     Hartsville, SC       Fixtures                May-97            0      100,000      100,000

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Harr'S Surf & Turf Markets,Inc      Palm Harbor, FL      Fixture                 Jan-98            0       55,740       55,740
Harry's Oyster Bar Club             Oklahoma City, OK    Restaurant              Nov-92            0       30,806       30,806
Hazen Inc                           East Moline, IL      Manufacturing &
                                                           Production            Dec-92       27,486        4,926       32,412
Hazen, Inc.                         East Moline, IL      Environmental           Feb-93            0       52,425       52,425
HBO & Co.                           Atlanta, GA          Computers               Sep-93      843,016      113,310      956,326
HBO & Co.                           Atlanta, GA          Computers               Sep-93      269,389       49,673      319,063
HBO & Co.                           Atlanta, GA          Computers               Sep-93      385,363       69,995      455,358
HBO & Co.                           Atlanta, GA          Computers               Sep-93       58,230       10,750       68,980
HBO & Co.                           Atlanta, GA          Computers               Sep-93      100,579       18,568      119,147
HBO & Co.                           Atlanta, GA          Computers               Sep-93      152,343       28,124      180,467
HBO & Co.                           Atlanta, GA          Computers               Sep-93      332,268       61,340      393,608
Health Systems International        Wallingford, CT      Telecommunications      May-93            0       55,360       55,360
Hearndon Construction, Inc.         Micco, FL            Construction            Nov-97            0       43,478       43,478
Hebrew Home & Hospital              West Hartford, CT    Telecommunications      May-93            0      110,600      110,600
Hedges, David C.                    Nashville, TN        Retail                  Mar-93            0       32,425       32,425
Helotes Contractors, Inc.           Austin, TX           Video Prodroduction     Nov-97            0       30,891       30,891
Helvetia Coal Company               Indiana, PA          Mining                  Dec-92      151,276       66,138      217,414
Helvetia Coal Company               Indiana, PA          Mining                  Dec-92      427,481      151,020      578,501
Hendersonville Obst.                Windsor, CT          Medical                 Mar-93            0       44,348       44,348
Hesco, Inc.                         Watertown, SD        Manufacturing &
                                                           Production            Jun-94       39,746        4,586       44,333
Hickey Chemists Ltd.                New York, NY         Computers               Aug-95            0       28,393       28,393
Hi-G Company Inc.                   Pitman, NJ           Telecommunications      May-93            0       26,945       26,945
Himani Enterprises, Inc.            Rego Park, NY        Restaurant              Mar-93            0       27,299       27,299
Hi-Tech of DFW                      Hurst, TX            Automotive              Nov-92            0       29,299       29,299
Hms Steakhouse Of Tampa, Inc.       Tampa, FL            Retail                  Nov-97            0       56,990       56,990
Hocking Chemical Corp.              National City, CA    Manufacturing &
                                                           Production            Apr-93            0       29,699       29,699
Holy Bagel                          Hackettstown, NJ     Restaurant              Nov-92            0       30,904       30,904
Homecare, Inc.                      Wallingford, CT      Computers               Oct-97            0       43,764       43,764
Homesteaders Life Company           Des Moines, IA       Printing                Feb-93            0       26,777       26,777
Hometown Buffet, Inc.               San Diego, CA        Restaurant              Feb-95            0      618,000      618,000
Honey Dew Associates, Inc.          Planville, MA        Restaurant              Mar-93            0       47,019       47,019
Hospitality Franchise Systems       Parsippany, NJ       Furniture               Mar-93            0       40,219       40,219
Hospitality Springs                 Atlanta, GA          Restaurant              Dec-93            0      126,000      126,000
Hot Spot Casino, Inc.               Surfside, SC         Fixture                 Aug-97            0       49,131       49,131
Hough Krating, Inc.                 Richburg, SC         Material Handling       Sep-97            0       27,771       27,771
Houston Sportsco, Inc.              Houston, TX          Restaurant              Jan-97            0       27,110       27,110
HPK Corporation                     Mesquite, TX         Manufacturing &
                                                           Production            Mar-95            0       26,949       26,949
HTB Restaurant, Inc.                Salt Lake City, UT   Restaurant              Mar-94            0      425,871      425,871
HTB Restaurant, Inc.                Salt Lake City, UT   Restaurant              Mar-94            0      426,137      426,137
Huggos Restaurant Dba Olu Kai Ltd   Kailua-Kona, HI      Restaurant              Sep-97            0       52,935       52,935
Huston-Lynn Enterprises Inc.        Indianapolis, IN     Restaurant Equipment    Jan-96            0       26,384       26,384
Icm Conversion, Inc.                Phoenix, AZ          Retail                  Dec-96            0       50,118       50,118

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Idea Television                     Washington, DC       Video Production        Aug-96            0       49,286       49,286
Il Bacio, Inc.                      Marlboro, NJ         Restaurant              Nov-92            0       30,866       30,866
Ild Teleservices, Inc.              Dallas, TX           Telecommunications      Dec-97            0    1,080,625    1,080,625
Image Data Management Systems       Orange, CA           Manufacturing &
                                                           Production            Nov-92            0       25,762       25,762
Immaculate Conception Church        Towson, MD           Retail                  Mar-93            0       25,891       25,891
Impressions, Inc.                   East Windsor, CT     Computers               Mar-93            0       44,541       44,541
In Hyun Cho                         Whitestone, NY       Manufacturing &
                                                           Production            Aug-95            0       34,285       34,285
Indiana Michigan Power Company      Columbus, OH         Material Handling       Sep-92    9,082,384      363,295    9,445,679
Indiana Michigan Power Company      Columbus, OH         Material Handling       Sep-92            0    4,610,840    4,610,840
Industrial Electric Service Co.     Hawthorne, NJ        Manufacturing &
                                                           Production            Jan-97            0       61,390       61,390
Innerdyne Medical, Inc.             Sunnyvale, CA        Furniture               May-94       24,481        2,600       27,081
Inquo, Inc.                         Draper, UT           Computers               Oct-97            0       40,118       40,118
Inrad, Inc.                         Northvale, NJ        Computers               Mar-93            0       57,087       57,087
Inrad, Inc.                         Northvale, NJ        Manufacturing &
                                                           Production            Mar-93            0       41,547       41,547
Intense Bodyworks, Inc.             Edgewood, NY         Medical                 Mar-93            0       48,200       48,200
Inter-Church Residences Inc         Bridgeport, CT       Telecommunications      May-93            0       74,453       74,453
Intercommunictns Amer.              Adventura, FL        Computerss              Nov-96            0       54,788       54,788
Inter-Financial Group               Schaumburg, IL       Furniture               Apr-93            0       27,943       27,943
International Biotechnologies       New Haven, CT        Telecommunications      May-93            0       68,672       68,672
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92       91,681       16,147      107,828
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92       59,963       10,194       70,157
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92       27,603        4,837       32,439
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92       40,710        7,022       47,732
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92      928,919      168,139    1,097,058
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92      366,711       60,948      427,660
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92      540,297       92,579      632,877
International Rectifier Corp.       El Segundo, CA       Material Handling       Dec-92      337,702       56,148      393,850
International Software              Frederick, MD        Printing                Dec-92       22,653        3,445       26,098
Internet Broadcasting Corp.         New York, NY         Video Prodroduction     Sep-97            0       54,042       54,042
Investors Fudiciary Services        Atlanta, GA          Computers               Nov-92            0       27,580       27,580
Isx Corp.                           Westlake Vilage, CA  Computers               Nov-97            0       31,342       31,342
Item Nine                           Montpeller, VT       Restaurant              Mar-93            0       29,163       29,163
Itt Flygt Corporation               Trumbull, CT         Telecommunications      May-93            0       56,986       56,986
Iverson Financial  System, Inc      Sunnyvale, CA        Computers               Jan-98            0       35,980       35,980
IVF America, Inc.                   Greenwich, CT        Medical                 Dec-92            0      165,805      165,805
IVF America, Inc.                   Greenwich, CT        Medical                 Dec-92            0      123,254      123,254
IVI Travel, Inc.                    Northbrook, IL       Furniture               Mar-93            0       35,784       35,784
IVI Travel, Inc.                    Northbrook, IL       Furniture               Mar-93            0       39,314       39,314
J & H Auto & Truck Repair           Peabody, MA          Fixture                 Dec-96            0       63,141       63,141
J&J Burger, Inc. Dba Burger King    Harrisburg, PA       Restaurant              Dec-93            0      149,773      149,773
J&J Burger, Inc. Dba Burger King    Harnsburg, PA        Restaurant              Dec-93            0      167,885      167,885
J. Baker, Inc.                      Canton, MA           Manufacturing &
                                                           Production            Mar-94            0      265,815      265,815

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

J. Sunset Enterprises               Sandy, UT            Furniture               Oct-97            0       27,111       27,111
J. Walter Thompson                  New York, NY         Audio                   Jul-96            0       43,506       43,506
J. Walter Thompson USA, Inc.        New York, NY         Video Production        Sep-93            0       80,952       80,952
J.L. Thompson Construction Co.      Mt. Holly, NC        Fixture                 Nov-97            0       47,285       47,285
J.M. Ney Company                    Bloomfield, CT       Telecommunications      Apr-96            0       41,813       41,813
J.W. Wood & Associates, Inc.        Battle Creek, MI     Retail                  Feb-98            0       81,331       81,331
Jackson'S Bistro & Bar, L.C. Oidc   Tampa, FL            Telecommunications      Dec-97            0       38,989       38,989
Jacobs Mfg                          Bloomfield, CT       Telecommunications      May-93            0       48,356       48,356
James Hill, Inc.                    New Milford, CT      Automotive              Jul-96            0       39,121       39,121
James Lyver                         East Hartford, CT    Construction            Mar-93            0       46,909       46,909
Janin Corp.                         Perth Amboy, NJ      Computers               Apr-93            0       26,047       26,047
Jardon & Howard Technologies        Winter Park, FL      Computerss              Jan-97            0       39,743       39,743
Jaymee Housefield                   Ft. Walton Beac, FL  Medical                 Mar-93            0       30,539       30,539
Jefferson Harvey Paschal            Jeffeeersonville, GA Restaurant              Jul-96            0       30,796       30,796
Jetson'S Inc.                       Edison, NJ           Restaurant              Feb-98            0       48,904       48,904
Jetstream Cafe                      Avon, CT             Furniture               Mar-93            0       28,537       28,537
Jim Whitman Studios, Inc.           Clifton, NJ          Computers               Jun-94       35,732        4,183       39,914
Jimmy Mac'S Roadhouse Dba           Renton, WA           Retail                  Feb-98            0       36,861       36,861
Jo-Ann's Nut House                  Garden City, NY      Manufacturing &
                                                           Production            Jun-93            0       28,691       28,691
John & Frank Chaung DDS             New York, NY         Medical                 Aug-95            0       36,143       36,143
John Baird, Inc.                    Palm Desert, CA      Construction            May-96            0       39,648       39,648
John F. Almeida Dairy               Tulare, CA           Agriculture             Nov-92            0       28,070       28,070
John Hassell's Dry Cleaning         Plano, TX            Sanitation              Nov-92            0       30,824       30,824
John Kruse DDS                      New York, NY         Medical                 Aug-95            0       31,470       31,470
John M. Hulbrook                    New York, NY         Furniture               Mar-93            0       26,020       26,020
John Sandy Productions, Inc.        Englewood, CO        Video Prodroduction     Dec-97            0       56,633       56,633
Jones Body Shop                     Omaha, NE            Automotive              Oct-97            0       42,058       42,058
Joseph H. Tees & Son Inc.           Bensalem, PA         Manufacturing &
                                                           Production            Aug-95            0       27,044       27,044
Joseph P. Mccain DMD PA             Miami, FL            Computers               Aug-95            0       26,667       26,667
Joseph-Beth Booksellers Of Ohio     Cincinnati, OH       Audio Equipment         Jan-96            0       26,373       26,373
Joyland Country Enterprises         Clearwater, FL       Restaurant              Dec-92            0       52,369       52,369
Jpr Enterprises Inc.                Marina Del Ray, CA   Computers               Jul-95            0       40,681       40,681
Jst Consultants, Inc.               St. Charles, MO      Computerss              Nov-96            0       41,495       41,495
Juliet Cafe Billiards               Poughkeepsie, NY     Furniture               Nov-92            0       25,428       25,428
K & K Ellsperman, Inc.              Newburgh, IN         Restaurant              Sep-96            0       52,077       52,077
K & M Machine Co., Inc.             Newport, NH          Manufacturing &
                                                           Production            Mar-93            0       32,185       32,185
K.S. Fashions Inc.                  Los Angeles, CA      Manufacturing &
                                                           Production            May-95            0       37,210       37,210
Kallmart Telecom, Inc.              Satellite Beach, FL  Computers               Jan-98            0       49,152       49,152
Kaman Aerospace                     Bloomfield, CT       Telecommunications      May-93            0      276,151      276,151
Kaman Aerospace                     Bloomfield, CT       Telecommunications      May-93            0       55,660       55,660
Kaman Aerospace                     Bloomfield, CT       Telecommunications      Nov-95            0      131,743      131,743
Kaman Aerospace                     Bloomfield, CT       Telecommunications      Nov-95            0       70,544       70,544

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Kaman Aerospace                     Bloomfield, CT       Telecommunications      Jan-94            0      208,323      208,323
Kaman Corp.                         Boston, MA           Manufacturing &
                                                           Production            Mar-94    1,391,054      159,268    1,550,321
Karen Lietz                         Ionia, NY            Material Handling       May-94       24,280        3,135       27,415
Keja Associates Inc.                Vista, CA            Manufacturing &
                                                           Production            Aug-95            0       29,942       29,942
Kent Hylton                         Santa Paula, CA      Construction            Jun-96            0       56,620       56,620
Kent School Corp.                   Kent, CT             Telecommunications      May-93            0       69,262       69,262
Kerr Steamship Company, Inc.        Rosemont, IL         Telecommunications      Mar-93       45,117        8,993       54,110
Kerrin Graphics & Printing, Inc.    Southbridge, MA      Printing                Sep-97            0       35,863       35,863
Keywest Instant Images              Keywest, FL          Computers               Nov-92            0       25,361       25,361
Kidco Enterprises, Inc.             New York, NY         Computers               Mar-95            0       31,667       31,667
Kiddoo, Roger                       Joy, IL              Manufacturing &
                                                           Production            Jan-97            0       47,304       47,304
Kings Restaurant, Inc.              Newark, NJ           Restaurant              Dec-97            0       28,601       28,601
Kinkos Of Thousand Oaks             W. Lake Village, CA  Furniture               Aug-95            0       25,418       25,418
Kinnett Dairies, Inc.               Columbus, GA         Manufacturing &
                                                           Production            Aug-94            0      361,275      361,275
Klein Rubbish Removal               Sarasota, FL         Material Handling       Mar-93            0       42,636       42,636
Knight-Ridder, Inc.                 Washington, DC       Printing                Mar-93            0       25,689       25,689
KNNC-FM                             Georgetown, TX       Audio                   Nov-92            0       29,938       29,938
Koerner, Silberberg & Weiner, Llp   New York, NY         Furniture               Aug-97            0       51,622       51,622
Koman Sportswear Manufacturing      Carlstadt, NJ        Computers               Mar-95            0       35,731       35,731
Komplete Packaging Service          Arlington, TX        Manufacturing &
                                                           Production            Dec-97            0       34,571       34,571
Kouri Capital Group, Inc.           New York, NY         Computers               May-94       24,132        2,628       26,759
Kurzweil Applied Intelligence       Waltham, MA          Computers               Mar-93            0       46,598       46,598
Kustaards Ltd.                      Bethel, CT           Fixture                 Aug-95            0       49,980       49,980
L & N Label Co., Inc.               Clearwater, FL       Printing                Mar-94            0       33,526       33,526
L.A. Food Services                  Sommerville, NJ      Restaurant              Nov-97            0       78,586       78,586
L.J. Construction, Inc.             S. Brunswick, NC     Construction            Sep-97            0       44,931       44,931
La Bella Sausage, Inc.              Brooksville, FL      Fixture                 Nov-96            0       52,779       52,779
La Parisienne Bakery, Inc.          Austin, TX           Restaurant              Nov-92            0       29,234       29,234
Laminaide, Inc.                     Bayshore, NY         Manufacturing &
                                                           Production            Oct-97            0       42,348       42,348
Landsdale Hotel Assoc. Lp T/A
  Norfalk                           Norfolk, VA          Retail                  Oct-97            0       39,319       39,319
Lane Foods, Inc.                    Providence, RI       Restaurant              Mar-93            0       39,811       39,811
Lane Randolph                       New Castle, DE       Transportation          Mar-93            0       39,868       39,868
Latham Tire                         St. Louis, MO        Automotive              Feb-93            0       37,371       37,371
Lawrence Delights Dba, Le-Liban     Atlanta, GA          Restaurant              Dec-97            0       33,981       33,981
Lawrence Friedman                   Brooklyn, NY         Furniture               Mar-93            0       48,739       48,739
Lawrence Ob-Gyn                     Windsor, CT          Medical                 Mar-93            0       47,062       47,062
Lechters, Inc.                      Harrison, NJ         Copiers                 Mar-93            0       60,876       60,876
Lee Family Clinic                   Durant, OK           Computers               Aug-96            0       25,945       25,945
Legal Eagles Copy Service           Irvine, CA           Copiers                 Nov-92            0       29,195       29,195
Lenders Bagel Bakery                West Haven, CT       Computers               Mar-93            0       49,402       49,402
Lester Telemarketing, Inc.          Branford, CT         Computers               Dec-97            0       45,705       45,705
Life Reassurance Corp. of America   Stamford, CT         Telecommunications      Mar-93            0       48,004       48,004

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Lilyblad Petroleum, Inc.            Tacoma, WA           Sanitation              Mar-93            0       32,085       32,085
Linc Systems Corp.                  Bloomfield, CT       Computers               Mar-93            0       52,621       52,621
Linguistic Systems, Inc.            Cambridge, MA        Printing                Mar-93            0       33,176       33,176
Lino Press                          New York, NY         Manufacturing &
                                                           Production            Aug-95            0       49,039       49,039
Little Angel Foods, Inc.            Daytona Beach, FL    Restaurant              Jan-98            0       58,027       58,027
LNS Group, Inc.                     Yantic, CT           Telecommunications      May-93            0       34,809       34,809
Load Star, Inc.                     Lavonia, GA          Computers               Mar-93            0       34,963       34,963
Lo-Est Printing Co., Inc.           Carmel, IN           Computers               Mar-93            0       31,658       31,658
Loh Corporation                     Arlington, TX        Computers               Apr-95            0       42,005       42,005
Long Beach Acceptance Corp.         Oradell, NJ          Computerss              Mar-97            0      366,242      366,242
Long Beach Acceptance Corp.         Paramus, NJ          Computers               Dec-97            0      345,530      345,530
Long View Dyeing & Finishing Corp.  Hickory, NC          Manufacturing &
                                                           Production            Oct-97            0       28,349       28,349
Longford Homes of Nevada, Inc.      Las Vegas, NV        Computers               Nov-92            0       26,524       26,524
Louis Frey Co., Inc.                New York, NY         Computers               Mar-93            0       39,059       39,059
Louis Vinagro                       Johnston, RI         Construction            Mar-93            0       45,714       45,714
Louis Vinagro                       Johnston, RI         Manufacturing &
                                                           Production            Mar-93            0       58,707       58,707
Lowes Service Center, Inc.          Northborough, MA     Automotive              Jan-98            0       86,125       86,125
Lung Diagnostics, Inc.              Glenridge, NJ        Medical                 Sep-96            0       35,492       35,492
Lustig & Brown                      Buffalo, NY          Computers               Sep-96            0       45,976       45,976
Mac Scan, Inc.                      Monterey Park, CA    Computerss              Nov-96            0       27,617       27,617
Machining Center Dba, Paul Gajda    Slippery Rock, PA    Manufacturing &
                                                           Production            Dec-97            0       43,539       43,539
Madeux Vending                      Fernandina, FL       Restaurant              Nov-92            0       30,824       30,824
Madison Board of Education          Madison, CT          Computers               Mar-93            0       56,540       56,540
Magnetek Century Electric           St. Louis, MO        Telecommunications      Dec-92       25,906        2,385       28,291
Magnitude Eight Productions         Arieta, CA           Audio                   Aug-97            0       59,823       59,823
Magnolia Studios, Inc.              Burbank, CA          Audio                   Nov-97            0       61,871       61,871
Management Professional             Redondo Beach, CA    Computers               May-93            0       27,082       27,082
Manchester Ob/Gyn Associates        Windsor, CT          Medical                 Mar-93            0       43,662       43,662
Mancuso Sr. Inc.                    Houston, TX          Manufacturing &
                                                           Production            Feb-96            0       35,600       35,600
Mandell Armor Design & Mfg, Inc.    Phoenix, AZ          Manufacturing &
                                                           Production            Aug-97            0       54,192       54,192
Manhattan Cable Television          New York, NY         Copiers                 Mar-93            0       41,371       41,371
Manufacturer's Lease Company        Norwalk, CT          Printing                Mar-93            0       40,538       40,538
Manzo Contracting Co.               Old Bridge, NJ       Construction            Aug-96            0       55,252       55,252
Marikina Engineers                  West Haven, CT       Construction            Mar-93            0       32,958       32,958
Marine Container, Inc.              Los Angeles, CA      Computers               Jul-93            0       25,899       25,899
Marine Mgt Systems                  Stamford, CT         Computers               May-96            0       33,038       33,038
Mario J. Dominquez, DC              La Puente, CA        Medical                 Mar-95            0       25,922       25,922
Marios Of Boca Dba                  Boca Raton, FL       Restaurant              Dec-96            0       59,923       59,923
Mario'S Of Boca Dba, M.O.B., Inc.   Boca Raton, FL       Retail                  Dec-97            0       25,899       25,899
Market Street Grill                 Columbus, OH         Computers               Nov-92            0       26,808       26,808
Maro Electronic's                   Bristol, PA          Audio                   Jun-93            0       27,123       27,123
Marshall Real Sign Co. Dba Real     Chicago, IL          Manufacturing &
 Sign Co.                                                  Production            Oct-97            0       31,052       31,052

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Martin Mcgrath DPM                  New York, NY         Medical                 Aug-95            0       30,379       30,379
Martin'S, Inc.                      Baltimore, MD        Fixture                 Sep-97            0      334,930      334,930
Marymount University                Arlington, VA        Retail                  Mar-93            0       40,501       40,501
Marymount University                Arlington, VA        Retail                  Mar-93            0       28,867       28,867
Masco Corporation of Indiana        Cumberland, IN       Computers               Mar-93            0       28,127       28,127
Mashantucket Pequot Gaming          Ledyard, CT          Fixture                 Mar-93            0       44,078       44,078
Mashantucket Pequot Gaming          Ledyard, CT          Furniture               Mar-93            0       26,271       26,271
Mashantucket Pequot Gaming          Ledyard, CT          Manufacturing &
                                                           Production            Mar-93            0       32,783       32,783
Mashantucket Pequot Gaming          Ledyard, CT          Computers               Mar-93            0       35,365       35,365
Mashantucket Pequot Gaming          Ledyard, CT          Photography             Mar-93            0       41,581       41,581
Mashantucket Pequot Gaming          Ledyard, CT          Fixture                 Mar-93            0       45,174       45,174
Mashantucket Pequot Gaming          Ledyard, CT          Photography             Mar-93            0       36,441       36,441
Mashantucket Pequot Gaming          Ledyard, CT          Fixture                 Mar-93            0       29,456       29,456
Mashantucket Pequot Gaming          Ledyard, CT          Restaurant              Mar-93            0       40,352       40,352
Mashantucket Pequot Gaming          Ledyard, CT          Furniture               Mar-93            0       40,895       40,895
Mashantucket Pequot Gaming          Ledyard, CT          Restaurant              Mar-93            0       33,126       33,126
Mashantucket Pequot Gaming          Ledyard, CT          Computers               Mar-93            0       28,576       28,576
Mashantucket Pequot Gaming          Ledyard, CT          Telecommunications      Mar-93            0       43,122       43,122
Mashantucket Pequot Gaming          Ledyard, CT          Furniture               Mar-93            0       41,487       41,487
Mashantucket Pequot Gaming          Ledyard, CT          Computers               Mar-93            0       40,460       40,460
Master Power Brakes, Ltd.           Mooresville, NC      Computers               May-96            0       33,623       33,623
Masterweld Products                 South Bend, IN       Manufacturing &
                                                           Production            Nov-97            0       53,431       53,431
Mazzetti & Associates, Inc.         San Francisco, CA    Computers               Jul-96            0       31,565       31,565
Mc Cue Mortgage Co., Inc.           New Britain, CT      Telecommunications      May-93            0       36,360       36,360
McCullough Oil Service              Glen Rock, PA        Fixture                 Dec-96            0      130,515      130,515
McKibben Communications             Chatsworth, CA       Video Production        Dec-96            0       31,858       31,858
Med-Com & Health Services           Pleasantville, NJ    Computers               Nov-97            0       40,569       40,569
Medeast, Inc.                       Pelham Manor, NY     Medical                 Sep-97            0      115,664      115,664
Medical Deveploment Corp Of         Hudson, FL           Medical                 Jan-98            0       67,679       67,679
Medical Industries Of America       Boynton Beach, FL    Computers               Jan-98            0       31,543       31,543
Medserve, Inc.                      Huntington, NY       Medical                 Jan-98            0       32,691       32,691
Medstar Inc.                        Waterbury, CT        Telecommunications      May-93            0      115,110      115,110
Medstar, Inc.                       Waterbury, CT        Medical                 Nov-92            0       28,789       28,789
Mee Mee Bakery                      San Francisco, CA    Restaurant              Sep-96            0       35,995       35,995
Mefa, Inc.                          Medford, MA          Manufacturing &
                                                           Production            Nov-92            0       31,429       31,429
Megawats Dba, Saladin Westco        San Francisco, CA    Computers               Dec-97            0      429,880      429,880
Mei-Chi-Na Beauty International,
 Inc.                               Irvine, CA           Retail                  Oct-97            0       27,337       27,337
Meikejohn & Stone Clinic Pc         Windsor, CT          Medical                 Mar-93            0       53,763       53,763
Meirose & Friscia, P.A.             Tampa, FL            Computerss              Nov-96            0       38,362       38,362
Mekka Java                          San Diego, CA        Restaurant              Nov-92            0       27,416       27,416
Melvin J.Kordon, MD PA              Ellicott City, MD    Medical                 Nov-92            0       28,945       28,945
Meridian Off-Road Center, Inc.      Butler, PA           Automotive              Jan-98            0       38,733       38,733

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Merlin Printing, Inc.               Amityville, NY       Computers               Jan-98            0       29,262       29,262
Mesh, Inc.                          Iselin, NJ           Restaurant              Mar-93            0       27,921       27,921
Met Food & Jan Food Corp Dba Swf
  Food                              Jackson Heights, NY  Fixture                 Oct-97            0       50,581       50,581
Met Life Insurance Co.              Clayton, MO          Furniture               Feb-94            0       37,773       37,773
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      256,817       61,114      317,931
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      241,282       54,650      295,931
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93    1,856,605      425,263    2,281,868
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      963,924      220,375    1,184,300
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      590,764      134,986      725,751
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      504,410      115,125      619,534
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93      176,119       30,921      207,040
Metal Leve                          Ann Arbor, MI        Manufacturing &
                                                           Production            Sep-93    1,636,613      389,489    2,026,102
Metric Display Corp. Dba,           Providence, RI       Manufacturing &
                                                           Production            Feb-98            0       29,595       29,595
Metrology Systems, Inc.             Santa Ana, CA        Manufacturing &
                                                           Production            Aug-93            0       29,446       29,446
Mhd, Inc.                           Wingate, TX          Fixture                 Oct-97            0       46,655       46,655
Michael Gulotta DDS                 Holtsville, NY       Medical                 Aug-95            0       25,070       25,070
Microgenesys, Inc.                  Meriden, CT          Computers               Mar-93            0       32,634       32,634
Microgenesys, Inc.                  Meriden, CT          Manufacturing &
                                                           Production            Mar-93            0       27,458       27,458
Microgenesys, Inc.                  Meriden, CT          Material Handling       Mar-93            0       37,064       37,064
Microgenesys, Inc.                  Meriden, CT          Manufacturing &
                                                           Production            Mar-93            0       53,737       53,737
Microgenesys, Inc.                  Meriden, CT          Manufacturing &
                                                           Production            Mar-93            0       34,763       34,763
Micrographic Imaging                Cameron Park, CA     Printing                Oct-96            0       31,114       31,114
Microwave Satellite                 Wycoff, NJ           Computers               Mar-93            0       37,346       37,346
Microwave Satellite Technologies    Wyckoff, NJ          Telecommunications      Mar-96            0       49,538       49,538
Mid America Truck & Equip           Rosemont, IL         Material Handling       Aug-95            0       29,476       29,476
Minute Mart Dba Breaux's Mart       Lafayette, LA        Computers               May-93            0       57,277       57,277
Mirkin'S Ideal Cleaning             Springfield, MA      Manufacturing &
                                                           Production            Aug-95            0       30,185       30,185
Mission Fitness Center              Mission, KS          Furniture               Nov-92            0       28,092       28,092
Mission Fitness Center              Mission, KS          Office Equipment        Nov-92            0       29,404       29,404
Mntn Comprehensive Health           Whitesbury, KY       Computers               Aug-96            0       25,864       25,864
Mobile Clean, Inc.                  Adel, IA             Construction            Oct-97            0       55,667       55,667
Mobile Imaging                      Smithtown, NY        Medical                 Oct-96            0       50,736       50,736
Mobile Radiology Services           Philadelphia, PA     Medical                 Aug-95            0       42,109       42,109
Mohawk Ltd.                         Chadwicks, NY        Manufacturing &
                                                           Production            Aug-95            0       33,624       33,624
Mold Clinic Inc                     West Union, SC       Computerss              Oct-96            0       26,652       26,652
Mona Lisa Bakery                    Brooklyn, NY         Manufacturing &
                                                           Production            Nov-96            0       32,391       32,391
Money Concepts, Inc.                Dallas, TX           Computers               Nov-97            0       44,014       44,014
Monmouth Mower, Inc.                Middletown, NJ       Computers               Jun-93            0       28,614       28,614
Moore Special Tool Co.              Bridgeport, CT       Telecommunications      May-93            0       92,193       92,193
Morande Ford, Inc.                  Berlin, CT           Telecommunications      May-93            0       45,398       45,398
Moreau & Moreau                     South Barre, VT      Fixture                 Jul-96            0      102,455      102,455
Morgan's Creative Restaurant        Brachwood, OH        Restaurant              Dec-94            0      205,463      205,463

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Morgan's Creative Restaurant        Beachwood, OH        Restaurant              Nov-94            0      191,984      191,984
Mt Administrative Corp              Roswell, NM          Restaurant              Dec-96            0       46,940       46,940
Murphy & Beane                      New London, CT       Telecommunications      Mar-93            0       34,887       34,887
Mutnick Productions                 Santa Monica, CA     Video Production        Sep-96            0       54,449       54,449
N & N Petroleum, Inc.               Pelham, NH           Fixture                 Jan-97            0      270,523      270,523
N & T Supermarkets Inc.             Warminster, PA       Retail                  Aug-95            0       31,866       31,866
Nassau Mobil, LLC                   Nassau, NY           Fixture                 Mar-96            0       56,035       56,035
National Bio Systems, Inc.          Rockville, MD        Copiers                 Mar-93            0       44,574       44,574
National Sales Services, Inc.       Danbury, CT          Computerss              Feb-97            0       41,485       41,485
National Tele-Communications, Inc.  Bloomfield, NJ       Computers               Sep-97            0      363,630      363,630
Natural Pantry                      Simi Valley, CA      Environmental           Nov-92            0       25,027       25,027
Nedlloyd Unitrans                   Duesseldorf, Germany Material Handling       Jun-97            0      724,982      724,982
Nelco Rehab. Medical Services       Jackson Heights, NY  Computers               Aug-95            0       38,811       38,811
Neptune Dental Associates           Brooklyn, NY         Medical                 Aug-95            0       35,976       35,976
Network Programs Network
 Machines, Inc.                     Piscataway, NJ       Computers               Oct-97            0       51,172       51,172
Neumonics, Inc.                     Hopkinton, MA        Computers               Mar-93            0       25,436       25,436
New Age Auto Repair                 Culver City, CA      Automotive              Nov-97            0       43,444       43,444
New Britain Memorial Hospital       New Britain, CT      Telecommunications      Mar-93            0       48,190       48,190
New Canaan Public Schools           New Canaan, CT       Telecommunications      Mar-93            0       29,708       29,708
New Country Motors Cars             Hartford, CT         Telecommunications      Dec-95            0       27,644       27,644
New Horizons Computer Learning      Metairie, LA         Computers               Nov-97            0       27,183       27,183
New Mexico Eye Clinic               Albuquerque, NM      Medical                 May-94       43,200        5,269       48,469
New Opportunities                   Waterbury, CT        Telecommunications      Mar-93            0       39,030       39,030
New Wave Graphics                   Costa Mesa, CA       Computers               Nov-92            0       29,982       29,982
New York Institute                  Tarrytown, NY        Computers               Mar-93            0       52,840       52,840
Nidec Corporation                   Torrington, CT       Telecommunications      May-93            0       48,477       48,477
Nissa High Resolution Cmyk          Woodland Hills, CA   Copiers                 Dec-97            0       29,743       29,743
Nistico Inc.                        Yonkers, NY          Restaurant              Sep-97            0       38,514       38,514
Nordberg Capital Inc.               New York, NY         Computers               Aug-95            0       26,936       26,936
Normandy Station, Inc.              Sanford, FL          Medical                 Mar-93            0       41,866       41,866
North Aurora Inn, Inc.              North Aurora, IL     Fixture                 Dec-96            0       30,482       30,482
North Central Broadcasting, Inc.    Nappanee, IN         Furniture               Nov-92            0       25,828       25,828
North Island Amusement, Inc.        Conway, SC           Fixture                 Sep-97            0       46,838       46,838
Northeast Nuclear Energy Co.        Hartford, CT         Telecommunications      May-93            0      776,263      776,263
Nos Communications, Inc.            Bethesda, MD         Computers               Aug-97            0      229,916      229,916
Novametrix Medical                  Wallingford, CT      Telecommunications      May-96            0       28,317       28,317
Novametrix Medical Sys. Inc.        Wallingford, CT      Telecommunications      May-93            0       62,676       62,676
NTN Communications, Inc.            Carsbad, CA          Telecommunications      Oct-96            0    1,137,500    1,137,500
Oak Park Electronics                Raleigh, NC          Computers               Nov-92            0       26,707       26,707
Oakdale Images Inc.                 Binghamton, NY       Video Production        Nov-96            0       55,008       55,008
Oakdale Locksmith                   Oakdale, CA          Manufacturing &
                                                           Production            Apr-93            0       26,398       26,398
Oakdale Printing Company            Detroit, MI          Printing                Nov-97            0       75,000       75,000

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Oaks Mill, Inc.                     Gainsville, FL       Retail                  May-96            0       28,814       28,814
Oakwood Card & Gifts                Edison, NJ           Fixture                 Nov-92            0       28,886       28,886
Ob-Gyn Associates of Arlington      Windsor, CT          Medical                 Mar-93            0       44,475       44,475
Ob-Gyn Columbus                     Windsor, CT          Medical                 Mar-93            0       50,961       50,961
Obstetrics & Gynecolgoy             Windsor, CT          Medical                 Mar-93            0       38,828       38,828
Old World Foods, Inc. & Spaghetti   Portland, OR         Restaurant              Jan-97            0       44,710       44,710
Oldies 98 Diner                     Bartlett, TN         Restaurant              Nov-92            0       28,102       28,102
Olympian Discount Mart, Inc.        Los Angeles, CA      Fixture                 Oct-97            0       52,760       52,760
Omni Surgical Cupply                Farmingdale, NY      Office Equipment        May-96            0      117,539      117,539
On Line Data, Inc.                  Richardson, TX       Computers               Mar-93            0       27,576       27,576
On Site Deland, Inc.                Altamonte Springs,
                                      FL                 Telecommunications      Mar-93            0       35,575       35,575
On Site Dyer Square, Inc.           Altamonte Springs,
                                      FL                 Telecommunications      Mar-93            0       39,329       39,329
Onty Casting Corp.                  New York, NY         Manufacturing &
                                                           Production            Oct-97            0       28,324       28,324
Orange Police                       Orange, CT           Telecommunications      Mar-93            0       33,493       33,493
Orient Exquisite                    Orlando, FL          Fixture                 Apr-96            0       53,913       53,913
Our Front Porch                     Pittsford, NY        Computers               Jun-93            0       29,125       29,125
Oyster River Petroleum, Inc.        West Haven, CT       Transportation          Mar-93            0       33,045       33,045
Ozone Diagnostics Inc.              Ozone Park, NY       Medical                 Aug-95            0       27,759       27,759
P.D. Ricci                          Kent, NY             Construction            Feb-98            0       34,414       34,414
Pacific Access Computers            Rancho Cordova, CA   Computerss              Jan-97            0       36,537       36,537
Pacific Bagel                       Rancho Margarita, CA Restaurant              Jun-96            0      220,000      220,000
Pacific Bagel Partners              Rancho Margarita, CA Restaurant              May-96            0      220,000      220,000
Pacific Diezo Products              Gardenia, CA         Fixture                 Nov-97            0       51,870       51,870
Pacific Shore Funding               Lake Forest, CA      Furniture               Dec-97            0       66,733       66,733
Palestrini Film Editing, Inc.       New York, NY         Video Production        Mar-93            0       30,290       30,290
Palm Beach Kennel Club              W.Palm Beach, FL     Telecommunications      Jan-97            0       29,457       29,457
Panagos Services Station, Inc.      Queens Village, NY   Automotive              Mar-93            0       37,489       37,489
Panama City Disposal, Inc.          Panama City, FL      Construction            Aug-97            0       54,509       54,509
Panaram International               Belleville, NJ       Automotive              Oct-96            0       34,890       34,890
Panoram Technologies Inc.           Burbank, CA          Video Production        Jan-97            0       51,147       51,147
Papa Kelsey's Pizza                 Twin Falls, ID       Restaurant              Nov-92            0       28,098       28,098
Paragon Receivable Management
  Group, Inc.                       Goose Creek, SC      Computers               Sep-97            0       50,899       50,899
Paragon Steak House                 San Diego, CA        Restaurant              Dec-93            0      412,517      412,517
Paragon Steak House                 San Diego, CA        Restaurant              Dec-93            0      427,214      427,214
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Dec-94      395,347       46,582      441,929
Paragon Steakhouse Restaurant       San Diego, CA        Furniture               Jul-94      326,431       38,238      364,669
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              May-94      781,885       91,434      873,319
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Sep-94      418,639       48,960      467,599
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Mar-95    1,944,996      138,637    2,083,633
Paragon Steakhouse Restaurant       San Diego, CA        Furniture               Oct-94      390,849       45,968      436,817
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Nov-94      269,224       31,488      300,712
Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Jan-95       79,578        5,892       85,470

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Paragon Steakhouse Restaurant       San Diego, CA        Restaurant              Apr-95      186,883       21,789      208,672
Parctec, Inc.                       New York, NY         Retail                  Dec-93       39,158        3,565       42,723
Parctec, Inc.                       New York, NY         Retail                  Dec-93       79,437        7,231       86,669
Parctec, Inc.                       New York, NY         Retail                  Nov-93       88,165        7,670       95,836
Parctec, Inc.                       New York, NY         Retail                  Dec-93       83,894        7,299       91,192
Parctec, Inc.                       New York, NY         Retail                  Nov-93       40,752        3,545       44,298
Parctec, Inc.                       New York, NY         Retail                  Dec-93      119,197       10,851      130,048
Parctec, Inc.                       New York, NY         Retail                  Dec-93       41,400        3,769       45,168
Parctec, Inc.                       New York, NY         Retail                  Dec-93      131,040       11,400      142,440
Parctec, Inc.                       New York, NY         Retail                  Dec-93       74,954        6,823       81,778
Parctec, Inc.                       New York, NY         Retail                  Dec-93      321,220       29,242      350,462
Parctec, Inc.                       New York, NY         Retail                  Dec-93       49,912        4,544       54,456
Parctec, Inc.                       New York, NY         Retail                  Nov-93      203,367       17,693      221,059
Parker Oil Co., Inc.                South Hill, VA       Fixture                 Dec-96            0      320,737      320,737
Parkside Mill, Inc.                 Atlanta, GA          Retail                  Jul-96            0       49,393       49,393
Parkview Nursing Home               Bountiful, UT        Manufacturing &
                                                           Production            Nov-92            0       31,620       31,620
Parthenon Glass, Inc                Brooklyn, NY         Manufacturing &
                                                           Production            Jan-98            0       28,153       28,153
Pasta Blitz, Inc.                   Rockaway, NJ         Restaurant              Mar-93            0       49,972       49,972
Pathmark Stores Inc                 Carteret, NJ         Fixture                 Mar-98            0      745,612      745,612
Patterson Country Club              Fairfield, CT        Telecommunications      May-93            0       31,844       31,844
Paul Evans                          Germantown, MD       Transportation          Mar-93            0       55,519       55,519
Paul Evans                          Germantown, MD       Transportation          Mar-93            0       57,517       57,517
Paul Robinson                       Cannon Falls, NM     Agriculture             Feb-95            0       35,080       35,080
Pct Services                        Tucker, GA           Manufacturing &
                                                           Production            Jun-93            0       28,348       28,348
PDH Enterprises, Inc.               Merrifield, VA       Restaurant              Mar-93            0       42,591       42,591
PDH Enterprises, Inc.               Merrifield, VA       Restaurant              Mar-93            0       48,624       48,624
PDH Enterprises, Inc.               Merrifield, VA       Restaurant              Mar-93            0       48,853       48,853
PDH Enterprises, Inc.               Merrifield, VA       Restaurant              Mar-93            0       49,577       49,577
PDH Enterprises, Inc.               Merrifield, VA       Restaurant              Mar-93            0       46,337       46,337
Peacock Cleaners                    San Marcos, CA       Sanitation              Nov-92            0       31,460       31,460
Pegasus Communications              Encino, CA           Video Production        Jul-96            0       54,422       54,422
Penguin Natural Foods               San Francisco, CA    Manufacturing &
                                                           Production            Dec-96            0       45,161       45,161
Peninsula Beauty Supply             Burlingme, CA        Retail                  Oct-96            0       27,419       27,419
Peninsular Printing                 Daytona Beach, FL    Manufacturing &
                                                           Production            Jun-94       36,636        4,198       40,834
Penn National Race Course           Grantville, PA       Computers               Mar-93            0       30,377       30,377
Penncro Asociates, Inc.             Southhampton, PA     Computers               Feb-98            0       65,477       65,477
Perfect Impressions Hair Salon      Greenville, NC       Fixture                 Nov-92            0       27,609       27,609
Perry & Perry, Inc.                 Rockland, MA         Sanitation              May-96            0       32,278       32,278
Pet Foods Plus, Inc.                Houston, TX          Furniture               Mar-93            0       34,822       34,822
Peterson's Guides, Inc.             Princeton, NJ        Computers               Mar-93            0       34,845       34,845
Philbrick Booth & Spencer, Inc.     Hartford, CT         Construction            Mar-93            0       34,674       34,674
Phillips Medical Systems North      Shelton, CT          Transportation          May-93            0      233,501      233,501

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Phillips Medical Systems North      Shelton, CT          Telecommunications      May-93            0      558,853      558,853
Phillips Medical Systems North      Shelton, CT          Telecommunications      May-93            0       75,647       75,647
Phipps Construction Dba,            Siloam Springs, AR   Manufacturing &
                                                           Production            Jan-98            0       68,131       68,131
Photo Price Dba, Sang Rok Kim       Van Nuys, CA         Photography             Jan-98            0       76,201       76,201
Photocircuits                       Glen Cove, NY        Manufacturing &
                                                           Production            Apr-96            0    2,738,693    2,738,693
Photonika Inc.                      Richmond Hill, NY    Manufacturing &
                                                           Production            Aug-95            0       52,556       52,556
Physical Therapy Services           Leesville, LA        Medical                 Aug-95            0       47,272       47,272
Physiologic Reps                    Glendale, CA         Manufacturing &
                                                           Production            Mar-93            0       42,553       42,553
Physiques Unlimited, Inc.           Belleville, NJ       Medical                 Mar-93            0       31,341       31,341
Physiques Unlimited, Inc.           Belleville, NJ       Medical                 Mar-93            0       35,380       35,380
Piedmont Tool & Supply Co.,Inc      Bowling Green, SC    Fixture                 Jan-98            0       28,730       28,730
Pinski Weiner Grasso, MD            Windsor, CT          Medical                 Mar-93            0       41,481       41,481
Pizza Innovative Equipment Co.      Rancho Cordova, CA   Restaurant              Nov-92            0       25,351       25,351
Pk Graphics, Inc.                   Clarksville, MD      Computers               Sep-97            0       33,330       33,330
Plainfield Medical Center           Windsor, CT          Medical                 Mar-93            0       46,899       46,899
Planet Video, Inc.                  Waukesha, WI         Fixture                 Oct-97            0       53,954       53,954
Poli-Twine Western, Inc.            Dead Deal            Manufacturing &
                                                           Production            Mar-95    1,082,910       92,090    1,175,000
Poly Tech Industries, Inc.          Madison Heights, MI  Computers               Mar-93            0       28,085       28,085
Polygraphex Systems, Inc.           Clearwater, FL       Computers               Sep-97            0       86,475       86,475
Postma Dairy                        Stephenville, TX     Agriculture             Sep-97            0       29,159       29,159
Precision Automotive Engineers      Birmingham, AL       Automotive              Nov-92            0       26,170       26,170
Preferred Health Strategies         Rye, NY              Computers               Aug-95            0       25,469       25,469
Preferred Leads                     Indianapolis, IN     Computers               Feb-98            0       25,591       25,591
Preferred Packaging                 San Dimas, CA        Manufacturing &
                                                           Production            Aug-96            0       51,578       51,578
Premier Graphics, Inc.              Phoenix, AZ          Printing                Oct-97            0       38,541       38,541
Presbyterian Hospital In The        New York, NY         Material Handling       Feb-93       76,925        6,483       83,408
Presta & Associates Dba,            San Bruno, CA        Computers               Jan-98            0       37,876       37,876
Prestige Financial Services Corp.   Deerfield Beach, FL  Computers               Nov-97            0       33,173       33,173
Prime Energy Mgmt Corp.             Stamford, CT         Telecommunications      May-93            0       26,479       26,479
Prime Tanning                       Berwick, ME          Manufacturing &
                                                           Production            Mar-94            0       59,796       59,796
Princeton Armored Services          Trenton, NJ          Manufacturing &
                                                           Production            Aug-95            0       37,790       37,790
Printing Plus, Inc.                 Tucson, AZ           Copiers                 May-96            0       58,996       58,996
Pro Car Care of Garland             Garland, TX          Automotive              Nov-92            0       25,738       25,738
Producto Machine Company, Inc.      Bridgeport, CT       Manufacturing &
                                                           Production            Mar-93            0       50,289       50,289
Professional Dental Assoc.          Franklin, MA         Medical                 Dec-97            0       29,004       29,004
Professional Touch Answering        Grapevine, TX        Computers               Nov-92            0       25,738       25,738
Pro-Lign (A Partnership)            Orange, CA           Manufacturing &
                                                           Production            Aug-95            0       25,973       25,973
Pros, Inc.                          Stratford, CT        Computers               Mar-93            0       35,512       35,512
Pro-Tech Manufacturing, Inc.        San Antonio, TX      Computers               Mar-93            0       31,754       31,754
Prudential Empire of NY             Pomona, NY           Furniture               Nov-92            0       28,211       28,211
PSCU Service Centers, Inc.          Tampa, FL            Computers               Jul-93            0      110,031      110,031
PTC Aerospace                       Litchfield, CT       Telecommunications      May-93            0       25,565       25,565

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Public Petroleum Inc.               Marshfield, MA       Fixture                 Oct-96            0       52,025       52,025
Pulmonary Dis. Spec. Center         Passaic, NJ          Medical                 Aug-95            0       28,150       28,150
Purcell Natural Jojoba              Avila Beach, CA      Manufacturing &
                                                           Production            Jul-96            0       56,559       56,559
Pure Software Inc.                  Sunnyvale, CA        Furniture               Apr-93            0       94,119       94,119
Pure Software, Inc.                 Sunnyvale, CA        Computers               Mar-93            0      124,107      124,107
Purvis Disposal                     Houston, TX          Transportation          Mar-93            0       57,589       57,589
Qmed, Inc.                          Laurence Harbor, NJ  Furniture               Mar-93            0       30,872       30,872
Quality Care Review, Inc.           Middletown, CT       Computers               Mar-93            0       27,033       27,033
Quality Web Dba Michael Roach Inc.  Gainsville, FL       Computers               Aug-97            0       58,303       58,303
Queen Anne Hotel                    San Francisco, CA    Fixture                 Jun-95            0       38,625       38,625
Quick Set Mailers, Inc.             Monroe, NY           Printing                Oct-97            0       38,468       38,468
R.B. Ventures, Inc.                 Channelview, TX      Manufacturing &
                                                           Production            Sep-97            0       55,247       55,247
Rain Tree Cafe                      San Francisco, CA    Restaurant              Dec-96            0       34,841       34,841
Rainbow Industries, Inc.            Chantilly, VA        Material Handling       Mar-93            0       44,799       44,799
Raje Inc.                           Ocean, NJ            Medical                 Aug-95            0       28,724       28,724
Ralin Medical, Inc.                 Buffalo Grove, IL    Medical                 Feb-98            0       39,863       39,863
Ramada Inn Dba Lifetime Fortunes,
  Inc.                              Livingston, TX       Furniture               Aug-97            0       52,091       52,091
Ramada Inn Mystic                   Mystic, CT           Telecommunications      May-93            0       54,027       54,027
Ramsey Taylor Johnston              Windsor, CT          Medical                 Mar-93            0       48,753       48,753
Rappoport/Metropolitan              New York, NY         Computers               Mar-93            0       43,566       43,566
Ratchford & Mc Daniel               Windsor, CT          Medical                 Mar-93            0       37,917       37,917
Raymond Engineering, Inc.           Middletown, CT       Telecommunications      May-93            0       39,102       39,102
Ray'S Machines Dba, Ray Staples     Milton, NH           Manufacturing &
                                                           Production            Nov-97            0       26,978       26,978
Re/Max Acclaimed Reality            Cincinnati, OH       Office Equipment        Nov-92            0       30,844       30,844
Red Blazer Restaurant & Pub         Concord, NH          Restaurant              Nov-92            0       30,824       30,824
Refuse Systems                      Cleveland, OH        Construction            Mar-93            0       51,059       51,059
Regan Engineering & Srvc Corp.      Providence, RI       Manufacturing &
                                                           Production            May-95            0       30,268       30,268
Regency Telecommunications          Houston, TX          Computers               Apr-95            0       29,883       29,883
Regina O. Hillsman MD               Naugatuck, CT        Medical                 Aug-95            0       27,389       27,389
Regional School District            Higganum, CT         Telecommunications      Mar-93            0       25,165       25,165
Rembrandt Stampng & Embos           Pennsauken, NJ       Manufacturing &
                                                           Production            Aug-95            0       36,098       36,098
Remington Products Inc.             Bridgeport, CT       Telecommunications      May-93            0       80,745       80,745
Rent Savers V Dba,                  Ft Lauderdale, FL    Telecommunications      Dec-97            0       33,021       33,021
Reserve Iron & Metal                Chicago, IL          Structure               Mar-94            0      361,000      361,000
Restaurant Management Nw Inc.       Portland, OR         Retail                  Jun-95            0      605,814      605,814
Rhone-Poulenc Basic                 Shelton, CT          Computers               Mar-93            0       35,517       35,517
Ricardo'S Of Las Vegas, Inc.        Las Vegas, NV        Restaurant              Jan-98            0       62,575       62,575
Richard Marrus, Md                  Cohoes, NY           Medical                 Dec-96            0       71,643       71,643
Richwood Food Stores Dba, Zenith    South Houston, TX    Restaurant              Nov-97            0       54,964       54,964
Rick's Quality Printing             Cocoa, FL            Printing                May-93            0       25,077       25,077
Riverside Gas & Oil, Inc.           Chestertown, NY      Computers               Nov-97            0       35,837       35,837
Riverside Sand Company              Jones, OK            Office Equipment        Nov-92            0       26,981       26,981

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Riviera Quality Cleaners            Redondo Beach, CA    Computers               Nov-92            0       28,342       28,342
Roadhouse Grill Dba,Roadhouse       Las Vegas, NV        Restaurant              Nov-97            0      435,339      435,339
Robert Gohrs Photography            Montoursville, PA    Computerss              Jan-97            0       42,221       42,221
Robert Morgan & Company, Inc.       Battle Creek, MI     Manufacturing &
                                                           Production            Jun-94       28,137        3,141       31,278
Robustelli Coporate Services        Stamford, CT         Telecommunications      May-93            0       28,108       28,108
Robustelli Corporate Services       Stamford, CT         Telecommunications      May-93            0       48,281       48,281
Rockbestos Company, Inc.            East Granby, CT      Telecommunications      May-93            0      179,251      179,251
Rockville Family Physician          Windsor, CT          Medical                 Mar-93            0       29,106       29,106
Rocuant Crop.                       Culver City, CA      Computers               Jun-96            0       55,212       55,212
Rod's Sign & Neon Company           Elberton, GA         Manufacturing &
                                                           Production            Jan-95            0       26,935       26,935
Ron Baker Chevrolet/Isuzu           National City, CA    Automotive              Sep-97            0       31,149       31,149
Ron'S Wood World, Inc.              Richmond Hills, GA   Manufacturing &
                                                           Production            Jul-96            0       46,508       46,508
Rowland Inc.                        Rocky Hill, CT       Telecommunications      May-93            0       30,157       30,157
Royal Laundry Of Texas, Inc.        Arlington, TX        Fixture                 Aug-97            0       53,030       53,030
Rubber Craft Corp.                  Gardena, CA          Manufacturing &
                                                           Production            Mar-93            0       46,391       46,391
Rudolph G. Bruhel, DDS              Bullhead, AZ         Medical                 Nov-92            0       30,428       30,428
S.J.A. Society Inc                  Virginia Beach, VA   Computers               Feb-96            0       37,165       37,165
S.M.F. American Inc.                Billerica, MA        Furniture               Mar-96            0       91,530       91,530
S.W.L. Corporation                  Denver, CO           Fixture                 Sep-97            0      261,555      261,555
Safe-T-Child, Inc.                  Austin, TX           Video Production        Jul-96            0       35,206       35,206
Saigon Moi Supermarket, Inc.        Westminster, CA      Fixture                 Nov-97            0       47,390       47,390
Sandefur Companies                  Sanford, FL          Medical                 Mar-93            0       31,538       31,538
Sandefur Companies                  Sanford, FL          Medical                 Mar-93            0       44,402       44,402
Sandvik Milford Corp.               Branford, CT         Telecommunications      Mar-93            0       27,414       27,414
Santa Anna Smog Repair              Santa Anna, CA       Manufacturing &
                                                           Production            Dec-97            0       36,863       36,863
Saraga Oriental Market              Bloomington, IN      Fixture                 Nov-97            0       26,472       26,472
Sargent Manufacturing Company       New Haven, CT        Telecommunications      May-93            0      202,316      202,316
Sat Link,  Inc.                     Stamford, CT         Telecommunications      Aug-96            0       60,148       60,148
Savco Drugs, Inc.                   Baton Rouge, LA      Computers               Mar-93            0       27,197       27,197
Savings Bank Life Insurance         Hartford, CT         Telecommunications      May-93            0       45,086       45,086
Scan Code, Inc.                     East Hartford, CT    Retail                  Mar-93            0       42,670       42,670
Schmidt & Sons, Inc.                Gonzales, TX         Fixture                 Nov-97            0       25,628       25,628
Schwartz Coffee Enterprises         Deer Park, NY        Restaurant              Mar-93            0       43,741       43,741
Schwartz Coffee Enterprises         Deer Park, NY        Restaurant              Mar-93            0       43,202       43,202
Screen Printing Plus                Indianapolis, IN     Manufacturing &
                                                           Production            Nov-92            0       30,599       30,599
Scriver                             Oklahoma City, OK    Retail                  Sep-93    1,171,883      265,692    1,437,575
Scriver                             Oklahoma City, OK    Retail                  Sep-93       42,220        9,397       51,618
SDC Properties, Inc.                Hilton Head, SC      Computers               Jan-95            0       26,186       26,186
Sea Empress Seafood Restaurant      Gardenia, CA         Restaurant              Oct-97            0       60,996       60,996
Seaberg Audio Services              Fresno, CA           Computers               Nov-92            0       30,144       30,144
Seabrite Corp.                      Denver, PA           Automotive              Dec-97            0       49,060       49,060
Seabury And Smith Inc.              Washington, DC       Telecommunications      Jun-97            0       95,077       95,077

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Seacoast Telecommunciations         Dover, NH            Telecommunications      Nov-92            0       28,726       28,726
Seafare Seafood Restaurant          Murrells Inlet, SC   Restaurant              Nov-92            0       32,713       32,713
Selective Chiropractic Services     Dillon, SC           Medical                 Sep-97            0       34,029       34,029
Senior Care Center Of America       Cherry Hill, NJ      Furniture               Feb-98            0       49,567       49,567
Sentinal Printers Dba Gong Lin      Santa Cruz, CA       Printing                Aug-97            0       39,772       39,772
Seoul House & Cheonwon Corp.        Edison, NJ           Restaurant              Jan-98            0       57,041       57,041
Shaffner Coffee Company, Inc.       Winston-Salem, NC    Restaurant              Mar-93            0       42,903       42,903
Shake The Nations Dba World Focus
  Ministries                        Sacramento, CA       Video Prodroduction     Sep-97            0       33,380       33,380
Shalimar Sportswear                 Carle Place, NY      Computerss              Apr-96            0       37,083       37,083
Shelburg of Tucson                  Tucson, AZ           Computers               Nov-92            0       30,750       30,750
Sheplers, Inc.                      Witchita, KS         Computers               Oct-93            0      991,120      991,120
Sheppard Ambulance Transport        Philadelphia, NJ     Medical                 Oct-96            0       29,814       29,814
Shirey Thomason OD                  Thousand Oaks, CA    Medical                 Aug-95            0       32,187       32,187
Shoreline Care Ltd Partnership      North Branford, CT   Telecommunications      May-93            0       80,886       80,886
Shutterbug Photo Centers            Aiken, SC            Telecommunications      Aug-95            0       43,769       43,769
Sibson & Co., Inc.                  Princeton, NJ        Computers               Mar-93            0       29,009       29,009
Sigma Associates Dba Apogee Assoc.  Columbus, GA         Video Prodroduction     Oct-97            0       51,657       51,657
Signs Now Of Oregon                 Portland, OR         Printing                Nov-97            0       29,574       29,574
Signs of the Times                  Las Vegas, NV        Telecommunications      Nov-92            0       31,772       31,772
Sikorsky Aircraft Divison           Stratford, CT        Telecommunications      May-93            0       65,692       65,692
Silver Systems, Inc.                Wyndmoor, PA         Printing                Sep-96            0       43,053       43,053
Skf Usa, Inc.                       King Of Prussia, PA  Telecommunications      Jun-97            0      247,947      247,947
Smugglers Enterprises, Inc.         Punta Gorda, FL      Restaurant              Jul-93            0       25,081       25,081
SNA, Inc.                           Cincinnati, OH       Restaurant              Mar-93            0       44,367       44,367
SNA, Inc.                           Cincinnati, OH       Restaurant              Mar-93            0       48,187       48,187
SNA, Inc.                           Cincinnati, OH       Restaurant              Mar-93            0       45,248       45,248
SNA, Inc.                           Cincinnati, OH       Restaurant              Mar-93            0       45,350       45,350
Soaring Eagle Outerwear LLC         Minot, ND            Manufacturing &
                                                           Production            Sep-95            0       29,329       29,329
Soccer World Dba Soccer Sports,
  Inc.                              Hayward, CA          Fixture                 Sep-97            0       49,475       49,475
Softaware, Inc.                     Marina Del Rey, CA   Fixture                 Oct-97            0       47,548       47,548
Solid Waste Disposal, Inc.          Larose, LA           Transportation          Mar-93            0       26,777       26,777
Somerset Diner                      Somerset, NJ         Restaurant              Nov-97            0       52,503       52,503
Somerville Foreign Auto Repair      Cambridge, MA        Automotive              Nov-92            0       26,298       26,298
Soothe Your Soul Dba,               Redondo Beach, CA    Furniture               Jan-98            0       27,053       27,053
Sophtech Dba, Sophisticated Tech.   Torrance, CA         Computerss              Jan-97            0       48,293       48,293
Soup Exchange                       Hollywood, FL        Restaurant              Nov-92            0       31,157       31,157
South Bay Cardiovascular            Bayshore, NY         Computers               Aug-95            0       40,506       40,506
South Shore Veterinary              Staten Island, NY    Computers               Aug-95            0       29,256       29,256
South Texas Deli Partners           San Antonio, TX      Restaurant              Dec-97            0       57,980       57,980
South Windsor                       South Windsor, CT    Telecommunications      May-93            0       64,368       64,368
Southern Cross                      O'Fallon, MO         Computers               Mar-93            0       30,431       30,431
Southern New England Federal        New Haven, CT        Telecommunications      Mar-93            0       25,489       25,489

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Southwest Auto Supply               Little Rock, AR      Computers               Mar-93            0       38,858       38,858
Southwest Nephrology                Evergreen Park, IL   Computers               Sep-96            0       33,872       33,872
Spa Elysium Ltd.                    Erdenheim, PA        Retail                  Nov-92            0       26,558       26,558
Spectral Systems, Inc.              Irvington, NY        Manufacturing &
                                                           Production            Mar-93            0       35,687       35,687
Spectrascan Imaging Services        Windsor, CT          Medical                 Mar-93            0       28,668       28,668
Spectrascan Imaging Systems         Windsor, CT          Medical                 Mar-93            0       38,828       38,828
Spectrum Color Images               San Luis Bispop, CA  Printing                Jan-97            0       57,825       57,825
Speer Air Conditioning              Denville, NJ         Manufacturing &
                                                            Production           Aug-95            0       47,513       47,513
Spic 'N Span Cleaners, Inc          Memphis, TN          Manufacturing &
                                                            Production           Dec-96            0       48,200       48,200
Spring House Inn                    Lagrange, GA         Restaurant              Nov-92            0       34,054       34,054
Spruce Creek Development            Summerfield, FL      Agriculture             Mar-93            0       45,594       45,594
St John's Home Health Agency        Miramar, FL          Furniture               May-94       23,857        2,668       26,525
Standard Knapp Inc.                 Portland, CT         Telecommunications      May-93            0       40,961       40,961
Standard Oil Of Connecticut         Bridgeport, CT       Telecommunications      May-93            0       29,552       29,552
Stanley Rockwell Co.                Hartford, CT         Environmental           Mar-93            0       26,466       26,466
Staples, Inc.                       Framingham, MA       Retail                  Jun-94      136,194       19,100      155,295
Staples, Inc.                       Framingham, MA       Computers               Jun-94    1,818,271      277,723    2,095,995
Starter Sportswear, Inc.            New Haven, CT        Telecommunications      May-93            0      274,772      274,772
Stephen C. Allen MD PC              New York, NY         Medical                 Aug-95            0       37,267       37,267
Steve A. Hamric                     Memphis, TN          Restaurant              Apr-95            0       51,132       51,132
Stirling & Stirling Inc.            Milford, CT          Telecommunications      May-93            0       47,474       47,474
STM Industries, Inc.                Randolph, MA         Computers               Mar-93            0       25,753       25,753
Stockbridge Truck Painting &        Stockbridge, GA      Manufacturing &
                                                           Production            Dec-97            0       30,254       30,254
Stone Safety Corp.                  Fairfield, CT        Telecommunications      May-93            0       28,286       28,286
Structured Computer Systems         Avon, CT             Telecommunications      Mar-93            0       26,453       26,453
Studio One, Inc.                    New York, NY         Fixture                 Jan-97            0       34,135       34,135
Sturm Ruger & Company Inc.          Southport, CT        Telecommunications      May-93            0       28,340       28,340
Sturm Ruger & Company Inc.          Southport, CT        Telecommunications      May-93            0       63,815       63,815
Suarez, Omar E., D.M.D.             North Bergen, NJ     Medical                 Jan-97            0       26,701       26,701
Sublime Music, Inc.                 Hollywood, CA        Audio                   Dec-96            0       33,001       33,001
Subway Enterprises, Inc.            Quincy, FL           Restaurant              Nov-92            0       29,283       29,283
Summit Imaging Inc                  Akron, OH            Medical                 Oct-95            0       58,146       58,146
Sun & Skin Care Research, Inc.      Melbourne, FL        Manufacturing &
                                                           Production            Dec-97            0       58,216       58,216
Sunshine Products Dba, Linkens      Cerritos, CA         Computers               Nov-97            0       35,258       35,258
Super Star Video Dba, Tejal, Inc.   Winthrop, MA         Furniture               Dec-97            0       30,449       30,449
Super Textile, Inc.                 Knoxville, TN        Manufacturing &
                                                           Production            Mar-93            0       38,919       38,919
Superior Bar & Grill Inc.           Birmingham, AL       Restaurant Equipment    Oct-95            0      347,480      347,480
Susan Domuczicz                     West Briggwater, MA  Restaurant              Mar-93            0       40,637       40,637
Sutter Audio                        Tallahassee, FL      Automotive              Nov-92            0       31,496       31,496
Sweet Water Restaurant              New York, NY         Computers               Nov-92            0       26,681       26,681
Swen'S Schwinn Cyclery, Inc.        Salt Lake City, UT   Video Prodroduction     Oct-97            0       55,030       55,030
Synquest, Inc.                      Norcross, GA         Computerss              Dec-96            0       27,324       27,324

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Synquest, Inc.                      Norcross, GA         Computerss              Jan-97            0       26,151       26,151
T & T Liquors Inc.                  Lake Hopatcong, NJ   Retail                  Aug-95            0       34,492       34,492
T.B.G. of Great Neck, Inc.          Whitestone, NY       Restaurant              Oct-94            0      312,000      312,000
Taco Mac Dba, Subway & Cay Chris    Tucker, GA           Fixture                 Nov-97            0       60,361       60,361
Tans R Us, Inc.                     West Palm Beach, FL  Manufacturing &
                                                           Production            Nov-92            0       27,751       27,751
Technovision Communications         San Diego, CA        Video Prodroduction     Nov-97            0       54,948       54,948
Tectonic Industries                 Berlin, CT           Telecommunications      May-93            0       25,813       25,813
Tele-Pizza Gift Services            Vista, CA            Computers               Nov-92            0       31,468       31,468
Telescope Casual Fixture, Inc.      Granville, NY        Computers               Mar-93            0       33,398       33,398
Teltronics, Inc.                    Sarasota, FL         Computers               Dec-97            0       39,377       39,377
Terence Murphy Md PC                Mamaroneck, NY       Medical                 Aug-95            0       29,368       29,368
Texas Provisions, Inc.              Houston, TX          Manufacturing &
                                                           Production            Dec-97            0       49,294       49,294
Texas State Communications          Houston, TX          Telecommunications      Nov-92            0       26,067       26,067
Textile Unlimited Corp.             Torrance, CA         Computers               Feb-98            0       36,337       36,337
Thai Classic Corp.                  Chantilly, VA        Restaurant              Nov-92            0       28,207       28,207
The Aaron Group Dba Aaron,
  Thomas & Hogue                    Chatsworth, CA       Printing                Aug-97            0       53,349       53,349
The Allen Products Co.              Milford, CT          Computers               Mar-93            0       32,047       32,047
The Alley Companies                 Little Rock, AR      Retail                  Dec-94            0      130,739      130,739
The Amity Street Cafe Dba Laux, C.  Homestead, PA        Restaurant              Jan-97            0       78,840       78,840
The Burbank Tennis Center           Burbank, CA          Fixture                 Sep-97            0       33,444       33,444
The Connecticut Muffin Co.,Inc      New York, NY         Restaurant              Jan-98            0       32,702       32,702
The Consortium For Worker
  Education                         New York, NY         Furniture               Oct-97            0      388,702      388,702
The Cyberweb Cafe                   New City, NY         Computers               Sep-97            0       60,444       60,444
The Electric Beach                  San Bruno, CA        Furniture               Nov-92            0       27,492       27,492
The Futures Group Inc.              Glastonbury, CT      Telecommunications      May-93            0       25,019       25,019
The Grand Union Company             Wayne, NJ            Retail                  Mar-95            0      281,978      281,978
The Grand Union Company             Wayne, NJ            Retail                  Dec-93            0      344,982      344,982
The Herzog-Hart Group, Inc.         Boston, MA           Computers               Jun-94       24,317        2,652       26,969
The Hollywood Stage Dba,            Hollywood, CA        Video Prodroduction     Jan-98            0       44,095       44,095
The Hull Printing Company, Inc.     Meriden, CT          Computers               Mar-93            0       32,490       32,490
The J.M. Ney Company                Bloomfield, CT       Telecommunications      May-93            0       75,786       75,786
The Keith Companies                 Costa Mesa, CA       Computers               Nov-97            0       52,597       52,597
The LTA Group, Inc.                 North Bergen, NJ     Computers               Mar-94            0       85,143       85,143
The Magnolia Studios, Inc.          Burbank, CA          Audio                   Oct-97            0       57,208       57,208
The Maiden Foundry                  Sandy, OR            Computerss              Sep-96            0       28,629       28,629
The Negative Shop                   Charlotte, NC        Printing                Jan-97            0       52,913       52,913
The Planet 4 Kidz, Inc.             Jackson, MS          Video Production        Jan-97            0       34,020       34,020
The Printing Press, Inc.            Boise, ID            Printing                Mar-95            0       28,965       28,965
The Royal Bank Of Scotland          New York, NY         Computers               Mar-93            0       37,575       37,575
The Sand Bar Restaurant             Anna Maria, FL       Retail                  Jan-97            0       46,563       46,563
The Sherwood Group Inc.             Northbrook, IL       Computers               Jan-96            0       29,044       29,044
The Sports Center By Ron            Langhorne, PA        Medical                 Mar-93            0       35,904       35,904

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

The Women's Health Group            Windsor, CT          Medical                 Mar-93            0       50,236       50,236
Thornburg Logging                   Wallace, CA          Manufacturing &
                                                           Production            Nov-97            0       39,693       39,693
Thunderbird Greely Inc.             San Diego, CA        Furniture               Feb-98            0      139,688      139,688
Thurston Foods, Inc.                Wallingford, CT      Computers               May-93            0       41,872       41,872
Timex                               Waterbury, CT        Telecommunications      May-93            0      164,926      164,926
Tims Amusements Inc.                Hickory Tavern, SC   Fixtures                May-97            0      100,000      100,000
Tire Eagle, Inc.                    Apopka, FL           Material Handling       Mar-93            0       36,264       36,264
Titan Sports, Inc.                  Stamford, CT         Telecommunications      Mar-93            0       25,223       25,223
Titan Sports, Inc.                  Stamford, CT         Telecommunications      Mar-93            0       36,065       36,065
Tkc Reprographics                   Omaha, NE            Copiers                 Dec-97            0       73,810       73,810
Tokarczyk Enterprises, Inc.         Eastwood, KY         Manufacturing &
                                                           Production            Jan-98            0       50,991       50,991
Tom Orza Distribution               Selden, NY           Restaurant              Mar-93            0       40,857       40,857
Tony's Guns & Police Supplies       Sumter, SC           Fixture                 Nov-97            0       46,439       46,439
Topolewski America, Inc.            Encino, CA           Material Handling       Dec-96            0       46,177       46,177
Torrington Co                       Torrington, CT       Telecommunications      May-93            0      572,136      572,136
Torsys, Inc.                        Manhattan Beach, CA  Computers               Sep-97            0       34,968       34,968
Tournament Players Club             Cromwell, CT         Telecommunications      May-93            0      107,027      107,027
Town of Plymouth                    Terryville, CT       Telecommunications      Mar-93            0       26,456       26,456
Trad-A-House Corp.                  Slidell, LA          Fixture                 Mar-94            0      850,949      850,949
Trading Merchandise                 Stafford, VA         Restaurant              Aug-96            0       51,620       51,620
Trager And Trager, PC               Fairfield, CT        Telecommunications      Mar-93            0       45,368       45,368
Transformer Service, Inc.           Concord, NH          Fixture                 Mar-93            0       41,384       41,384
Transit Air Conditining             Winter Garden, FL    Restaurant              Jul-96            0       97,037       97,037
Transtrachael Systems, Inc.         Englewood, CO        Fixture                 Sep-97            0       38,394       38,394
Travelers Insurance Company         Hartford, CT         Telecommunications      May-93            0       55,906       55,906
Travelers Insurance Company         Hartford, CT         Telecommunications      May-93            0       47,518       47,518
Treats Bakery Cafe                  Washington, DC       Restaurant              Nov-92            0       31,460       31,460
Tri Con Geophysics, Inc.            Denver, CO           Computerss              Nov-96            0       30,252       30,252
Tri State Communications F/K/A
  Northern                          Tarrytown, NY        Telecommunications      Sep-97            0       26,681       26,681
Triangle Funding Corp.              Sterling, VA         Computers               Nov-97            0       52,308       52,308
Tri-Star Machines                   Tewsbury, MA         Manufacturing &
                                                           Production            Aug-96            0       34,176       34,176
Tri-State Communications, Llc       Tarrytown, NY        Telecommunications      Nov-97            0       30,444       30,444
Triton Fuel Group, Inc.             Dallas, TX           Material Handling       Mar-93            0       37,320       37,320
Triton Fuel Group, Inc.             Dallas, TX           Fixture                 Mar-93            0       28,892       28,892
Triton Fuel Group, Inc.             Dallas, TX           Fixture                 Mar-93            0       28,892       28,892
Triton Fuel Group, Inc.             Dallas, TX           Material Handling       Mar-93            0       37,320       37,320
Triton Fuel Group, Inc.             Dallas, TX           Fixture                 Mar-93            0       57,783       57,783
Triumph Corporation                 Tempe, AZ            Manufacturing &
                                                           Production            Jan-98            0      768,583      768,583
Tropical Screw Products             Miami, FL            Manufacturing &
                                                           Production            Nov-92            0       31,460       31,460
TW Recreational Services, Inc.      Orlando, FL          Telecommunications      Mar-93            0       42,388       42,388
Tyler Cooper                        New Haven, CT        Telecommunications      May-93            0       73,532       73,532
Tyler Cooper & Alcorn               New Haven, CT        Computers               May-93            0       39,170       39,170

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Tyler Cooper & Alcorn               New Haven, CT        Computers               May-93            0       30,544       30,544
Tyler Cooper & Alcorn               New Haven, CT        Computers               May-93            0       34,673       34,673
Typed Letters Corp.                 Wichita, KS          Manufacturing &
                                                           Production            Sep-92            0      106,105      106,105
Typed Letters Corp.                 Wichita, KS          Manufacturing &
                                                           Production            Sep-92            0       40,019       40,019
Typography Plus                     Dania, FL            Computerss              Apr-96            0       26,129       26,129
U.S. Health Care Reports            Falmouth, ME         Computerss              Jan-97            0       32,331       32,331
U.S. Osiris Corp.                   Dallas, TX           Computerss              Dec-96            0       95,220       95,220
U3S Corp/Dba Must Software          Norwalk, CT          Telecommunications      May-93            0       27,440       27,440
U3S Corp/Dba Must Software          Norwalk, CT          Telecommunications      May-93            0       57,859       57,859
Ultimate Dog, Inc.  & The Allstar   Pittsburgh, PA       Restaurant              Dec-97            0       55,131       55,131
Ultra Diagnostics, Inc.             Hingham, MA          Medical                 Mar-93            0       41,462       41,462
Ultra Mart, Inc.                    La Grange, GA        Computers               Nov-97            0       78,341       78,341
Union Camp                          Richmond, VA         Telecommunications      May-93            0       44,735       44,735
United Credit Counseling Svc.       Columbia, MD         Furniture               Nov-97            0       38,600       38,600
United Credit Counseling Svc.       Columbia, MD         Furniture               Nov-97            0       75,198       75,198
United Credit Counseling Svc.       Columbia, MD         Furniture               Nov-97            0      177,028      177,028
United Illuminating                 New Haven, CT        Telecommunications      May-93            0       26,306       26,306
United Medical Centers              Eagle Pass, TX       Computers               Mar-95            0      299,376      299,376
United Way of Connecticut, Inc.     Hartford, CT         Telecommunications      Mar-93            0       43,407       43,407
Universal Seismic Assoc.            Sugerland, TX        Fixture                 Apr-95            0       26,318       26,318
University Cardiovascular Med.      Los Angeles, CA      Medical                 Dec-97            0       47,444       47,444
University Of Southern Ca           Farmington Hill, MI  Telecommunications      Nov-96      315,847      195,912      511,759
Uno Mill, Inc.                      Tempe, AZ            Restaurant              Mar-94            0      602,000      602,000
Up Town Body & Fender               Oakland, CA          Automotive              Nov-92            0       32,654       32,654
Urban League of Greater Hartford    Hartford, CT         Telecommunications      Mar-93            0       29,690       29,690
Us Mortgage Reduction, Inc.         Jensen Beach, FL     Computers               Aug-97            0       35,728       35,728
US Repeating Arms Company, Inc.     New Haven, CT        Telecommunications      May-93            0      219,508      219,508
USI Of Westchester                  Elmsford, NY         Computers               May-93            0       27,309       27,309
USI, Inc.                           Branford, CT         Telecommunications      May-93            0       61,353       61,353
USX Corp.                           Pittsburgh, PA       Manufacturing &
                                                           Production            Sep-94            0    2,862,296    2,862,296
USX Corp.                           Pittsburgh, PA       Manufacturing &
                                                           Production            Sep-94    1,236,437       49,457    1,285,895
Uvalde County Clinic                Uvalde, TX           Computerss              Apr-96            0       83,134       83,134
V & J Restaurant                    Red Bank, NJ         Restaurant              Jan-98            0       54,863       54,863
Vacation Escape, Inc.               Boca Raton, FL       Telecommunications      Jul-96            0       39,535       39,535
Valley Best Way Building            Spokane, WA          Computers               Mar-93            0       26,664       26,664
Valley Stream Sch Dist.             Valley Stream, NY    Telecommunications      May-93            0       27,288       27,288
Valve Technologies, Inc.            Houston, TX          Manufacturing &
                                                           Production            Jan-97            0       56,217       56,217
Van Den Bergh Foods Company         Atlanta, GA          Environmental           Feb-93            0       78,864       78,864
Van Gogh Offset Plat Co.            New York, NY         Manufacturing &
                                                           Production            Aug-95            0       40,008       40,008
Van Gorderr Studios Inc             Fairfield, CT        Fixture                 Aug-95            0       34,638       34,638
Vaxa International Inc.             San Diego, CA        Computers               Apr-95            0       35,070       35,070
Venerable Companies, Ltd.           New York, NY         Fixture                 Nov-97            0       38,176       38,176

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

Venice Bakery Dba,Ronic, Inc.       Garfield, NJ         Restaurant              Nov-97            0       42,899       42,899
Vermont Yankee Nuclear              Brattleboro, VT      Manufacturing &
                                                           Production            Mar-94            0      165,888      165,888
Vertex Group, Inc.                  Los Angeles, CA      Telecommunications      Jan-98            0       26,856       26,856
Veterinary Emergency                Richmond, VA         Medical                 Dec-96            0       37,865       37,865
Video-It, Inc.                      Culver City, CA      Video Production        Jan-97            0       44,072       44,072
Viking Air Tools, Inc.              Indanapolis, IN      Manufacturing &
                                                           Production            Dec-93            0       89,992       89,992
Viking Air Tools, Inc.              Indianapolis, IN     Manufacturing &
                                                           Production            Jan-94            0      110,663      110,663
Viking Air Tools, Inc.              Indianapolis, IN     Manufacturing &
                                                           Production            Mar-94            0       43,874       43,874
Villa Enterprises Ltd.              Morristown, NJ       Restaurant              Mar-93            0       56,147       56,147
Villa Enterprises Ltd.              Morristown, NJ       Restaurant              Mar-93            0       31,568       31,568
Villa Enterprises Ltd.              Morristown, NJ       Restaurant              Mar-93            0       37,513       37,513
Virtuoso Dba, Wm. S. Sparling       Greensboro, NC       Telecommunications      Nov-97            0       29,502       29,502
Visicom Laboratories Inc.           San Diego, CA        Manufacturing &
                                                           Production            Aug-95            0       32,964       32,964
Vitrex Corp.                        Ogden, UT            Computers               Oct-97            0       27,945       27,945
Vk Productions, dba Van Karn        W. Hollywood, CA     Audio                   Nov-96            0       55,145       55,145
Vnr-1 Video Public Relations, Inc.  Arlington, TX        Video Prodroduction     Oct-97            0       55,124       55,124
Vogt Construction Co., Inc.         Omaha, NE            Computers               Mar-95            0       32,368       32,368
Volante's Ranch Market, Inc.        Rancho Santa Fe, CA  Retail                  Nov-92            0       29,972       29,972
Voyale Corp.                        Cleveland, OH        Computers               Aug-95            0       34,843       34,843
Vraneberry'S, Inc.                  Brandon, OR          Manufacturing &
                                                           Production            Dec-97            0       59,716       59,716
Waggoner Shumate Printing           Rogers, AR           Printing                Dec-92       59,662        5,778       65,440
Wagner College                      Staten Island, NY    Environmental           Mar-93            0       44,174       44,174
Waltec American Forgings, Inc.      Waterbury, CT        Computers               Mar-93            0       26,944       26,944
Wang's International, Inc.          Memphis, TN          Material Handling       Dec-92      946,723      333,462    1,280,185
Wang's International, Inc.          Memphis, TN          Fixture                 Dec-93      591,042      285,442      876,484
Warren/Kremer/Cmp/Advertising,
  Inc.                              New York, NY         Computers               Aug-97            0       52,558       52,558
Warren-Taylor Corp.                 New York, NY         Restaurant              Aug-96            0       56,630       56,630
Waterford Hotel Group, Inc.         Waterford, CT        Computers               Mar-93            0       38,174       38,174
Welding Equip & Supply Corp.        Greenwich, CT        Material Handling       Mar-93            0       50,739       50,739
West Coast Video of Falls Church    Falls Church, VA     Computers               Nov-92            0       32,713       32,713
West Hollywood Printing & Copy      Los Angeles, CA      Printing                Jan-97            0       39,918       39,918
Western Franchise Development,
  Inc.                              Dublin, CA           Restaurant              Sep-97            0      284,878      284,878
Western Franchise Development,
  Inc.                              Dublin, CA           Restaurant              Oct-97            0      103,584      103,584
Western Giant Enterprises, Inc.     Los Angeles, CA      Medical                 Dec-97            0       66,888       66,888
Western Interstate Mortgage         Orange, CA           Computers               Oct-97            0       52,679       52,679
Western Property Financial, Inc.    Irvine, CA           Telecommunications      Feb-93            0       27,205       27,205
Western State Univ. Of So. Ca       Fullerton, CA        Other - Books           Nov-97            0       51,233       51,233
West-Reeves, Inc.                   Waxahatchie, TX      Manufacturing &
                                                           Production            Feb-95            0       34,101       34,101
WFSB TV-3                           Hartford, CT         Telecommunications      May-93            0       65,647       65,647
What's Cooking                      Newport Beach, CA    Computers               Nov-92            0       31,460       31,460
Whelen Engineering Company          Chester, CT          Telecommunications      May-93            0       85,982       85,982
Whiting Products Inc                Hamden, CT           Telecommunications      May-93            0       33,153       33,153

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E at March 31, 1998:


                                                                                            Total           Cash
       Original Lessee                                                           Date     Financing       Expended      Acquisition
      or Equipment User               Location            Equipment         Purchased        (1)             (2)          Cost (3)
-------------------------------     ---------------     ---------------     ----------   -------------  -------------  -------------

William A Schmidt & Sons, Inc.      Chester, PA          Manufacturing &
                                                           Production            Mar-93            0       28,961       28,961
William Carter Company              Shelton, CT          Telecommunications      May-93            0       47,049       47,049
William Pressley & Associates       Cambridge, MA        Computers               Nov-92            0       25,232       25,232
Willow Oaks Farm, Inc.              Columbia, SC         Restaurant              Dec-96            0       27,674       27,674
WINK Investment Group               Bloomingdale, IL     Restaurant              Nov-92            0       30,388       30,388
Winn Associates, Inc.               Foster City, CA      Copiers                 Aug-94            0       30,026       30,026
Wisconsin Color Press, Inc.         Milwaukee, WI        Printing                Jan-98            0       47,272       47,272
Wisconsin Truss, Inc.               Cornell, WI          Computers               Mar-93            0       26,664       26,664
Witter Gas & Oil                    Port Allegany, PA    Fixture                 Aug-96            0       37,346       37,346
Women's Health Consultants          Chicago, IL          Computers               Feb-93            0       37,576       37,576
Women's Medical Care                Newburgh, NY         Medical                 Mar-93            0       30,101       30,101
Woodlawn Construction Co., Inc.     Ashland, VA          Computers               Oct-97            0       28,217       28,217
Woodway Country Club                Darien, CT           Telecommunications      Mar-93            0       28,071       28,071
Worcester Brothers Company, Inc.    Baltimore, MD        Manufacturing &
                                                           Production            Mar-93            0       30,735       30,735
World Gym Poughkeepsie, Inc.        Poughkeepsie, NY     Medical                 Mar-93            0       26,500       26,500
World Gym Stamford                  Stamford, CT         Medical                 Mar-93            0       25,883       25,883
World Wide Security Systems         Garden City, NY      Computers               Dec-97            0       57,336       57,336
Wymore Ob-Gyn                       Windsor, CT          Medical                 Mar-93            0       47,995       47,995
Xerox Corp.                         Webster, NY          Fixture                 Jan-97      243,065      111,141      354,206
Young Men's Christian Center        Stamford, CT         Fixture                 Mar-93            0       34,635       34,635
Your Video Productions              Costa Mesa, CA       Video Prodroduction     Sep-97            0       48,296       48,296
Yves' Bistro                        Anaheim, CA          Restaurant              Nov-92            0       28,556       28,556
YWC, Inc.                           Monroe, CT           Telecommunications      Mar-93            0       30,856       30,856
Zbr Publications, Inc.              Haverhill, MA        Printing                Sep-97            0       46,025       46,025
                                    Total Equipment transactions less than $25,000         1,798,978   61,649,681   63,448,659

                                                                                        ------------ ------------ ------------
                                                                                         $63,066,702 $174,731,966 $237,798,668
                                                                                        ============ ============ =============

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series E at March 31, 1998 pursuant to leases or which secure its Financing Transactions.


                                                    Equipment                     Equipment                      Total
              Equipment Category                      Leases                      Financings                    Portfolio
      ------------------------------------      --------------------          --------------------          -------------------
      Manufacturing & Production                       $ 21,188,624                   $ 1,429,974                 $ 22,618,598
      Aircraft                                           18,053,706                       702,508                   18,756,214
      Retail Systems                                     12,394,629                       385,587                   12,780,216
      Computer Systems                                    5,449,493                     2,593,428                    8,042,921
      Restaurant Equipment                                4,679,742                     1,890,316                    6,570,058
      Office Furniture&Fixtures                           3,666,355                     1,947,934                    5,614,289
      Telecommunications                                  3,770,676                       839,375                    4,610,051
      Material Handling                                   1,561,102                       130,259                    1,691,361
      Medical                                               682,112                       372,278                    1,054,390
      Printing                                              492,585                       416,761                      909,346
      Automotive                                            596,075                        51,260                      647,335
      Construction                                          303,589                       316,196                      619,785
      Mining Equipment                                            0                       558,796                      558,796
      Audio                                                 176,271                       247,923                      424,194
      Miscellaneous                                               0                       259,830                      259,830
      Copiers                                                90,152                        71,103                      161,255
      Office Equipment                                       75,174                        20,008                       95,182
                                                --------------------          --------------------          -------------------

                                                       $ 73,180,285                  $ 12,233,536                 $ 85,413,821
                                                ====================          ====================          ===================

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

21-44 Utopia Parkway Restaurant   Washingtonville, NY   Fixture                 Mar-95           $0      $29,650       $29,650
3 East 48th Restaurant, Inc.      New York, NY          Retail                  Jun-94            0       26,897        26,897
A C Color Separators              Los Angeles, CA       Printing                Feb-95            0       41,118        41,118
A. I. Leasing  Inc.               Herndon, VA           Aircraft                Aug-96   18,186,117    1,409,839    19,595,956
A.F. Salciccia, Inc.              Campbell, CA          Retail                  Apr-94            0       27,931        27,931
A.J.L.C. Inc.                     Alamonte Spring, FL   Restaurant Equipment    Dec-95            0       31,118        31,118
A.J.L.C. Inc.                     Altamonte Spring, FL  Restaurant Equipment    Sep-95            0       39,620        39,620
A.W. Chesterton Company           Stoneham, MA          Manufacturing &
                                                          Production            Jan-96      118,415       12,062       130,477
A.W. Chesterton Company           Stoneham, MA          Manufacturing &
                                                          Production            Jan-96      217,267       22,296       239,563
A.W. Chesterton Company           Stoneham, MA          Copiers                 Jan-96      206,026       14,099       220,126
A.W. Chesterton Company           Stoneham, MA          Telecommunications      Jan-96      114,538       11,923       126,461
Act Manufacturing Inc.            Hudson, MA            Furniture               Jan-96       71,318        6,643        77,961
Act Manufacturing Inc.            Hudson, MA            Computers               Jan-96      589,879       55,535       645,414
Act Manufacturing Inc.            Hudson, MA            Manufacturing &
                                                          Production            Jan-96      618,516       64,137       682,653
Act Manufacturing Inc.            Hudson, MA            Telecommunications      Jan-96      134,943       14,228       149,172
Action Printech, Inc.             Westland, MI          Printing                Feb-95            0      163,066       163,066
Ad Press Communications           Greensboro, NC        Printing                Feb-95            0       54,897        54,897
Ad-Mat Coasters USA, Inc.         Johnson City, TN      Printing                Feb-95            0       55,658        55,658
Advance Mailing & Fulfillment     Marietta, GA          Printing                Feb-95            0       32,885        32,885
Advanced Graphics, Inc.           Sandy, UT             Printing                Feb-95            0       53,999        53,999
Advanco Fore Protection           Montclair, CA         Material Handling       Jul-96            0       44,189        44,189
Advertising Systems, Inc.         Marlton, NJ           Computers               Jul-96            0       56,727        56,727
Aero Bookbinding                  Sterling, VA          Printing                Feb-95            0       91,318        91,318
Afc Cable Systems Inc.            New Bedford, MA       Manufacturing &
                                                          Production            Jan-96    2,083,928      233,936     2,317,864
Air Age Images                    Valencia, CA          Computers               Apr-96            0       26,138        26,138
Alaska Air                        Seatle, WA            Transportation          Mar-95   16,316,603    3,630,337    19,946,940
Alberto's Printing                San Francisco, CA     Printing                Feb-95            0       26,813        26,813
Alden Graphics, Inc.              Lincoln Park, MI      Printing                Feb-95            0       55,763        55,763
Alexander & Alexander             Owings Mills, MD      Computers               Jan-96    2,699,221      347,976     3,047,197
All Pro Photo Lab,Inc.            River Grove, IL       Printing                Oct-96            0       53,499        53,499
All Star Printing, Inc.           Woodstock, GA         Printing                Feb-95            0       51,579        51,579
Allen Printing Co.                Nashville, TN         Printing                Feb-95            0      122,663       122,663
Allied Printing Services Inc.     Manchester, CT        Manufacturing &
                                                          Production            Jan-96      401,449       54,708       456,157
Allied Printing Services Inc.     Manchester, CT        Computers               Jan-96       84,339        7,259        91,598
Alvmar, Inc.                      Lawrence, KS          Agriculture             Mar-95            0       37,934        37,934
American Advertising Federation   Washington, DC        Printing                Feb-95            0       35,792        35,792
American Foundrymen's Society     Des Plaines, IL       Printing                Feb-95            0       36,551        36,551
Amvets National Headquarters      Lanham, MD            Printing                Feb-95            0       29,071        29,071
Anderson Performance Printing     Cookeville, TN        Printing                Feb-95            0      580,736       580,736
Antoine Bonsorte                  N. Hollywood, CA      Computers               Aug-96            0       44,049        44,049
ARG Enterprises, Inc.             Newport Beach, CA     Restaurant              Dec-94            0      583,037       583,037
Arrow Comp, Inc.                  West Boylston, MA     Manufacturing &
                                                          Production            Feb-95            0       55,110        55,110

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Artco Printing, Inc.              Boiceville, NY        Printing                Feb-95            0       69,370        69,370
Artcraft Photo Lab, Inc.          Statesville, NC       Printing                Feb-95            0       40,079        40,079
Arthur Morgan Publishing Co.      Morton Grove, IL      Computers               Feb-95            0      237,800       237,800
Asa  Solutions, Inc               Scottsdale, AZ        Computerss              Jan-97            0       39,262        39,262
Atlanta Printing & Design         Smyrna, GA            Printing                Feb-95            0       48,510        48,510
Augat, Inc.                       Mansfield, MA         Computers               Mar-95    1,111,386       97,107     1,208,493
Augustin Graphics                 Fullerton, CA         Printing                Feb-95            0       72,442        72,442
Aveka, Inc.                       Woodbury, MN          Manufacturing &
                                                          Production            Feb-97            0       49,904        49,904
Bailey Oil Co., Inc.              Heyburn, ID           Material Handling       Mar-95            0      115,273       115,273
Banana Blueprint, Inc.            Costa Mesa, CA        Printing                Feb-95            0       68,351        68,351
Best Shot, Inc.                   Landover, MD          Printing                Feb-95            0       43,209        43,209
Bet Inc.                          Atlanta, GA           Construction            Dec-95   16,990,448    5,073,822    22,064,270
Birchwood Marketing Graphics      Rancho Cucamong, CA   Computers               Feb-95            0       27,414        27,414
Bistro 821 Dba, Mikli
  Enterprises, Inc.               Naples, FL            Retail                  Jan-97            0       27,608        27,608
Black Lab, Inc.                   Richmond, VT          Printing                Feb-95            0       35,945        35,945
Blacktop Industries               Kenova, WV            Manufacturing &
                                                          Production            Aug-95            0       54,335        54,335
Blazing Pages, Inc.               Huntington Beac, CA   Printing                Feb-95            0      118,039       118,039
Bmg Printing                      Holbrook, NY          Printing                Feb-95            0      121,201       121,201
Boge/Nelson, Inc.                 Anaheim, CA           Manufacturing &
                                                          Production            Feb-95            0       70,269        70,269
Brenlar Investments, Inc.         Novaro, CA            Furniture               Oct-94            0      312,090       312,090
Brett Corp.                       San Diego, CA         Printing                Feb-95            0       33,178        33,178
Brett Corp.                       San Diego, CA         Printing                Feb-95            0       86,013        86,013
Brevard County School Board       Melbourne, FL         Printing                Feb-95            0       43,978        43,978
Brian D. Mudd DDS                 Oceanside, CA         Computers               Aug-95            0       35,593        35,593
Brookville Group, Inc.            Melville, NY          Medical                 May-96            0       37,239        37,239
Brt Video Inc.                    Ft. Lauderdale, FL    Computers               Nov-95            0       50,193        50,193
Burns & Kent, Inc.                Atlanta, GA           Printing                Feb-95            0       25,609        25,609
Bybee Studios                     San Francisco, CA     Computers               Oct-96            0       30,985        30,985
C&A Industries, Inc.              Omaha, NE             Printing                Feb-95            0      104,341       104,341
California  Bottling Co.          Auburn, CA            Manufacturing &
                                                          Production            Jan-97            0       34,230        34,230
Camino West Coast Service         Redlands, CA          Computers               Aug-95            0       32,857        32,857
Carrousel Saloon, Inc.            West Mifflin, PA      Restaurant              Sep-94            0       94,554        94,554
Cartersville Letter Shop, Inc.    Cartersville, GA      Printing                Feb-95            0       33,952        33,952
Central Typesetting, Inc.         San Diego, CA         Printing                Feb-95            0      362,431       362,431
Chia Financial Group              Pico Rivers, CA       Retail                  Jan-96            0       30,958        30,958
CIS Corporation                   Montvale, NJ          Telecommunications      Nov-96            0    2,753,118     2,753,118
CIS Corporation                   Collegeville, PA      Telecommunications      Nov-96    8,265,902    2,880,326    11,146,228
CJ Printing                       Montclair, CA         Printing                Feb-95            0       63,150        63,150
Clancy's Inc.                     Noblesville, IN       Restaurant              Oct-96            0      618,000       618,000
Coastal Offset Preparations       Santa Ana, CA         Printing                Feb-95            0       42,061        42,061
Color On Line                     New Berlin, WI        Printing                Feb-95            0       39,236        39,236
Coloredge, Inc.                   Newport Beach, CA     Printing                Feb-95            0      185,685       185,685

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Colour Concepts                   Riverside, CA         Manufacturing &
                                                          Production            Feb-95            0      183,665       183,665
Colours Printing & Graphics       Irvine, CA            Printing                Feb-95            0       64,543        64,543
Com/Tech Communication            New York, NY          Manufacturing &
                                                          Production            Aug-95            0       58,004        58,004
Commercial Food Equipment Co.     Tempe, AZ             Computerss              Jan-97            0       33,299        33,299
Compuflex Systems                 Edison, NJ            Computers               Jun-96            0       99,228        99,228
Concept II Graphics, Inc.         Baltimore, MD         Manufacturing &
                                                          Production            Feb-95            0      117,790       117,790
Coppinger & Affiliates            Cleveland, TN         Printing                Feb-95            0       47,018        47,018
Copy Corner, Inc.                 San Diego, CA         Printing                Feb-95            0       25,592        25,592
Corporate Printing, Inc.          Tampa, FL             Printing                Feb-95            0       30,602        30,602
Creative Directors, Inc.          Coral Gables, FL      Manufacturing &
                                                          Production            Feb-95            0       26,041        26,041
Creative Playthings               Herndon, PA           Manufacturing &
                                                          Production            Jun-95      343,336       35,301       378,637
Creative Playthings Ltd.          Framingham, MA        Material Handling       Jan-96       39,397        4,607        44,004
Creative Playthings Ltd.          Framingham, MA        Manufacturing &
                                                          Production            Jan-96      272,439       30,196       302,634
Creative Printing & Graphic       Orlando, FL           Printing                Feb-95            0       26,196        26,196
Crooks Printing Service, Inc.     Hollywood, FL         Printing                Feb-95            0       27,801        27,801
Crooks Printing Service, Inc.     Hollywood, FL         Printing                Feb-95            0       29,214        29,214
Cumberland Farms Inc.             Canton, MA            Manufacturing &
                                                          Production            Oct-95            0    3,200,554     3,200,554
Curtin & Pease/Peneco, Inc.       Tampa, FL             Printing                Feb-95            0       28,549        28,549
Custom Black & White              Santa Ana, CA         Printing                Feb-95            0       55,227        55,227
D.G.A. Printing, Inc.             Sterling Height, MI   Printing                Feb-95            0       25,710        25,710
D.S.I. Graphics, Inc.             Irvine, CA            Printing                Feb-95            0       47,158        47,158
David Levey                       Concord, CA           Restaurant Equipment    Aug-95            0       85,143        85,143
David  Levey                      Concord, CA           Restaurant Equipment    Sep-95            0      117,421       117,421
Delco Oil, Inc.                   Deland, FL            Fixtures                Oct-96            0      124,673       124,673
Dicon Inc.                        Fairlawn, NJ          Manufacturing &
                                                          Production            Aug-95            0       46,388        46,388
Digit Imaging Centers, Inc.       Minneapolis, MN       Computers               Feb-95            0      163,080       163,080
Diversifax, Inc.                  Valley Stream, NY     Manufacturing &
                                                          Production            Feb-97            0       59,690        59,690
DJ's Woodshop                     St. Augustine, FL     Computers               Oct-96            0       33,377        33,377
DLD Partners                      Sand City, CA         Manufacturing &
                                                          Production            Apr-96            0       30,875        30,875
Doran Printing Co. Inc.           New Brunswick, NJ     Manufacturing &
                                                          Production            Aug-95            0       31,505        31,505
Doyle Printing & Offset Co., Inc. Landover, MD          Printing                Feb-95            0      126,596       126,596
Draughon Brothers, Inc.           Fayetteville, NC      Audio                   Nov-96            0       59,049        59,049
Duncan Oil Company, Inc.          Beavercreek, OH       Fixture                 Mar-94            0      116,421       116,421
E. John Schmitz & Sons, Inc.      Sparks, MD            Printing                Feb-95            0       32,377        32,377
E.R.S. Wash Inc.                  Glouster, MA          Restaurant Equipment    Nov-95            0       52,487        52,487
Eagle Graphics, Inc.              Wall, NJ              Printing                Feb-95            0       49,511        49,511
Eberle Communications Group       Mclean, VA            Furniture               Nov-94            0      119,407       119,407
Economy Motels, Inc.              Shreveport, LA        Fixture                 Jun-94            0       42,320        42,320
Econ-O-Plate, Inc.                Los Angeles, CA       Printing                Feb-95            0       39,520        39,520
Econ-O-Plate, Inc.                Los Angeles, CA       Printing                Feb-95            0      316,135       316,135
Editran, Inc.                     Milwaukee, WI         Video Production        Oct-96            0       31,807        31,807
Edwards Graphic Arts, Inc.        Des Moines, IA        Printing                Feb-95            0       38,291        38,291

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Electric Pencil                   Los Angeles, CA       Computers               Feb-95            0       37,768        37,768
Electro Graphics                  Fountain Valley, CA   Printing                Feb-95            0       58,499        58,499
Electronic Publishing Services    Kahului, HI           Printing                Feb-95            0       88,012        88,012
Eli's, Inc.                       Omaha, NE             Manufacturing &
                                                          Production            Mar-95            0      410,745       410,745
Eli's, Inc.                       Omaha, NE             Printing                Feb-95            0      362,433       362,433
Eli's, Inc.                       Omaha, NE             Computers               Feb-95            0       33,797        33,797
Elk Litho Service, Inc.           Fraser, MI            Printing                Feb-95            0       35,633        35,633
Elmwood Park Physcl Therapy       Elmwood Park, NJ      Medical                 Aug-95            0       38,614        38,614
Enhanced Commnctns                New Castle, DE        Furniture               Jul-96            0       50,544        50,544
Entrepreneur, Inc.                Irvine, CA            Printing                Feb-95            0       43,448        43,448
Equinox Travel Inc.               Manhasset, NY         Manufacturing &
                                                          Production            Aug-95            0       30,195        30,195
Eurocolor Corp.                   San Francisco, CA     Office Equipment        Aug-95            0       27,724        27,724
Ever Ready Printers               San Francisco, CA     Printing                Feb-95            0       25,092        25,092
Executive Computer Services       Clearwater, FL        Printing                Feb-95            0       27,373        27,373
Eye Four Color, Inc.              Marina Del Rey, CA    Printing                Feb-95            0       47,067        47,067
F & F General Corp.               Brooklyn, NY          Computers               Aug-95            0       47,752        47,752
Fairfield Center                  East Orange, NJ       Manufacturing &
                                                          Production            Aug-95            0       50,393        50,393
Fender Mender, Inc.               Ft. Lauderdale, FL    Automotive              Jan-97            0       60,969        60,969
Fidelity Printing Corp.           Saint Petersbur, FL   Printing                Feb-95            0       33,213        33,213
Fidelity Printing Corp.           Saint Petersbur, FL   Printing                Feb-95            0       75,061        75,061
Field Fresh Foods Inc.            Inglewood, CA         Restaurant              Feb-97            0       55,524        55,524
Fitch Graphics Ltd.               New York, NY          Printing                Feb-95            0       62,674        62,674
For Color                         Springfield, IL       Printing                Feb-95            0       25,014        25,014
Fordick Corp.                     Lenexa, KS            Manufacturing &
                                                          Production            Jan-95            0       28,250        28,250
Fox Family Printing               Las Vegas, NV         Printing                Feb-95            0      115,553       115,553
Fox Family Printing               Las Vegas, NV         Printing                Feb-95            0       51,829        51,829
France Croissant, Ltd.            New York, NY          Restaurant              Oct-96            0       52,450        52,450
Frantz Printing Service, Inc.     Dallas, TX            Printing                Feb-95            0       43,863        43,863
Fredco Manufacturer's             Mission Viego, CA     Computers               Apr-94            0       26,079        26,079
G & W Enterprises, Inc.           Sacramento, CA        Printing                Feb-95            0       81,747        81,747
General Computer Corp.            Twinsburg, OH         Computers               Aug-95            0       46,784        46,784
Gesek's, Inc.                     Glen Burnie, MD       Automotive              Nov-94            0       27,829        27,829
Girardo & Decaro Cardiolo         Philadelphia, PA      Medical                 Aug-95            0       31,874        31,874
Glenville Family Dental           Glenville, NY         Computers               Aug-95            0       26,209        26,209
Global Graphics, Inc.             Elmhurst, IL          Computers               Feb-95            0       51,499        51,499
Global Group, Inc.                Fort Worth, TX        Printing                Feb-95            0       33,277        33,277
Glory Bound                       Nashville, TN         Printing                Feb-95            0       51,168        51,168
Gopher State Litho Corp.          Minneapolis, MN       Printing                Feb-95            0       69,910        69,910
Graphicomm                        San Diego, CA         Printing                Feb-95            0       26,212        26,212
Graphics Plus Printing, Inc.      Cortland, NY          Printing                Feb-95            0      260,067       260,067
Great Impressions, Inc.           Nashville, TN         Printing                Feb-95            0       42,082        42,082
Greece Central School District    North Greece, NY      Printing                Feb-95            0       41,635        41,635

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Grossmont Medical Center          La Mesa, CA           Computers               Aug-95            0       27,239        27,239
Guffey Enterprises, Inc.          Mammoth Lakes, CA     Retail                  Jul-96            0       31,757        31,757
H.W. Shepherd & Sons, Inc         Richburg, SC          Manufacturing &
                                                          Production            Dec-96            0       38,812        38,812
Hafer Marketing Corp.             Clearwater, FL        Manufacturing &
                                                          Production            Oct-95            0       47,614        47,614
Haig Press, Inc.                  Plainview, NY         Printing                Feb-95            0       48,906        48,906
Haig's Printing                   Palm Springs, CA      Printing                Feb-95            0       33,566        33,566
Hamco Corp.                       Poughkeepsie, NY      Printing                Feb-95            0      443,524       443,524
Hamco Corp.                       Poughkeepsie, NY      Printing                Feb-95            0       26,382        26,382
Hampton Pediatric Dental          Southampton, NY       Medical                 Aug-95            0       28,955        28,955
Harvard Pinnacle Group            Harvard, MA           Manufacturing &
                                                          Production            Aug-95            0       30,535        30,535
Hauppauge Record Manuf.           Hauppauge, NY         Manufacturing &
                                                          Production            Nov-96            0       65,759        65,759
Healthsmart Inc.                  Ossining, NY          Manufacturing &
                                                          Production            Aug-95            0       36,202        36,202
Heritage Printing & Graphics      Lexington Park, MD    Printing                Feb-95            0       62,626        62,626
Hodgins Printing Co., Inc.        Batavia, NY           Printing                Feb-95            0       36,113        36,113
Home Paramount Pest Control Co.   Baltimore, MD         Printing                Feb-95            0       37,676        37,676
Hotopp Associates Limited         New York, NY          Computers               Feb-96            0       58,646        58,646
Howard Schwartz Recording         New York, NY          Audio Equipment         Aug-95            0       43,608        43,608
Howard University                 Washington, DC        Printing                Feb-95            0      125,401       125,401
HSM  Packaging                    Syracuse, NY          Printing                Feb-95            0       26,008        26,008
Hunt Valley Motor Coach, Inc.     Hunt Valley, MD       Computers               Mar-95            0       34,977        34,977
Ibbetson Enterprises              Mount Laurel, NJ      Manufacturing &
                                                          Production            Apr-96            0       56,511        56,511
Idom Inc.                         Newark, NJ            Furniture               Aug-95            0       35,487        35,487
Industrial Printing               Anaheim, CA           Manufacturing &
                                                          Production            Feb-95            0       52,197        52,197
Ink On Paper Printing Co.         Farmington Hill, MI   Printing                Feb-95            0       37,979        37,979
Inland Color Graphics             Corona, CA            Printing                Feb-95            0      201,733       201,733
Inland Color Graphics             Corona, CA            Printing                Feb-95            0       28,353        28,353
Inland Printworks                 Riverside, CA         Printing                Feb-95            0      110,604       110,604
Institute Publishing, Inc.        Loganville, GA        Printing                Feb-95            0      227,055       227,055
Institute Publishing, Inc.        Loganville, GA        Printing                Feb-95            0       27,568        27,568
Institutional Laundry Services    Lakewood, NJ          Manufacturing &
                                                          Production            Aug-95            0       39,636        39,636
Intellisys Technology Corp.       Fairfax, VA           Printing                Feb-95            0       28,768        28,768
Interactive Sites, Inc.           Phoenix, AZ           Office Equipment.       Nov-96            0       28,701        28,701
Inter-Link Investment             Visalia, CA           Furniture               Jun-96            0       55,078        55,078
International Circuits &
  Components                      Anaheim, CA           Computers               Jul-96            0       59,350        59,350
International Software            Frederick, MD         Printing                Feb-95            0       50,695        50,695
International Software            Frederick, MD         Printing                Feb-95            0      177,146       177,146
International Software            Frederick, MD         Printing                Feb-95            0       42,216        42,216
Intersolv, Inc.                   Rockville, MD         Computers               Dec-94      956,149       99,775     1,055,923
Intersolve, Inc.                  Rockville, MD         Computers               Mar-95    2,373,543      314,047     2,687,590
Interstate Graphics               Dayton, OH            Printing                Feb-95            0       58,119        58,119
IPS Corporation                   Gardena, CA           Printing                Feb-95            0       26,606        26,606
Isons Kwick Printing Center       Winter Park, FL       Printing                Feb-95            0       36,636        36,636

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

J & B Finishing                   Tucker, GA            Printing                Feb-95            0       47,067        47,067
J & M Ventures                    Morgan Hill, CA       Manufacturing &
                                                          Production            Apr-96            0       54,083        54,083
J & M Ventures, Inc.              Morgan Hill, CA       Manufacturing &
                                                          Production            Mar-96            0       46,382        46,382
J & R Graphics, Inc.              Hanover, MA           Printing                Feb-95            0      207,509       207,509
J K Strauss, Inc.                 Indianapolis, IN      Printing                Feb-95            0       26,872        26,872
J.M. Rosen Corp.                  Petaluma, CA          Retail                  Jul-96            0       50,375        50,375
Jaguar Litho, Inc.                Anaheim, CA           Computers               Feb-95            0      166,979       166,979
Jimmy the Printer                 Upland, CA            Printing                Feb-95            0       48,982        48,982
John M. Riddle                    Mendota, CA           Medical                 Feb-96            0       58,295        58,295
Joseph Sansevere DMD              Flemington, NJ        Medical                 Aug-95            0       41,026        41,026
JP Graphics & Printing            Lake Elsinore, CA     Printing                Feb-95            0       27,996        27,996
JRS Trucking, Inc. &  A & J
  Container                       Springfld Gdns, NY    Material Handling       Jan-97            0       31,079        31,079
K T Press                         Orlando, FL           Printing                Feb-95            0       49,745        49,745
K.C. Gutenberg, Inc.              Phoenix, AZ           Printing                Feb-95            0      249,944       249,944
Kaminer & Thomson, Inc.           Charlottesville, VA   Printing                Feb-95            0      122,579       122,579
Kandall Fabr. & Supply            East Rutherford, NJ   Computers               Aug-95            0       32,696        32,696
Kennel-Aire, Inc.                 Plymouth, MN          Fixtures                Nov-96            0       43,777        43,777
Kevin Berg & Assoc., Inc.         Chicago, IL           Office Equipment.       Nov-96            0       57,676        57,676
Keystone Custodian Funds          Boston, MA            Computers               Mar-95    2,000,558      242,355     2,242,913
Keystone Investment Mgmt Co.      Boston, MA            Computers               Sep-95      421,324       49,527       470,851
Kilpatrick Graphics               Marietta, GA          Printing                Feb-95            0       34,382        34,382
Kilpatrick Graphics               Marietta, GA          Printing                Feb-95            0       34,230        34,230
Kilpatrick Graphics               Marietta, GA          Manufacturing &
                                                          Production            Feb-95            0       48,083        48,083
Kings Smile Dental & Medical      Brooklyn, NY          Medical                 Aug-95            0       34,647        34,647
Knight's Inc.                     Beebe, AR             Retail                  Oct-95            0      128,694       128,694
Knight'S Inc.                     Beebe, AR             Retail                  Jun-95            0      125,141       125,141
Kobayashi Electronics Corp.       Long Beach, CA        Furniture               Jan-97            0       31,584        31,584
Kochar/Gurprett MD                Ridley Park, PA       Medical                 Aug-95            0       41,546        41,546
Kohn, Inc.                        Owings Mills, MD      Printing                Feb-95            0       51,178        51,178
Kolton/Shimlock & Gruss           New York, NY          Medical                 Aug-95            0       29,853        29,853
Korobkin & Associates             Irvine, CA            Computers               Feb-95            0       25,614        25,614
Kovin Corp., Inc.                 San Diego, CA         Printing                Feb-95            0       26,330        26,330
L.A.W. Development Corp.          N. Miami Beach, FL    Restaurant              Jul-96            0       36,386        36,386
La Grange Printers, Inc.          La Grange, IL         Printing                Feb-95            0       36,537        36,537
Laberge Printers, Inc.            Orlando, FL           Printing                Feb-95            0       27,512        27,512
Laguna Graphic Design             Irvine, CA            Printing                Feb-95            0       25,076        25,076
Laguna Graphics Arts              Irvine, CA            Printing                Feb-95            0       49,380        49,380
Lasergraphics Printing            Torrance, CA          Printing                Feb-95            0       45,049        45,049
Laws Technology, Inc.             Hickory, NC           Manufacturing &
                                                          Production            Jul-96            0       46,205        46,205
Leavens Awards Co Inc.            Attleboro, MA         Computers               Aug-95            0       54,711        54,711
Legend Lithograph                 Van Nuys, CA          Printing                Feb-95            0       30,884        30,884
Lenexa Dental Group Chartered     Lenexa, KS            Telecommunications      Dec-94            0       35,338        35,338

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Lettermen Inc.                    Blane, MN             Manufacturing &
                                                          Production            Sep-95            0       26,525        26,525
Limra International Inc.          Windsor, CT           Computers               Jan-96      490,477       46,494       536,971
Lisa M Mcconnell, Inc.            San Diego, CA         Printing                Feb-95            0      104,938       104,938
Litho Impressions, Inc.           Temple Hills, MD      Printing                Feb-95            0      195,078       195,078
Litho Legends, Inc.               Fairfax, VA           Printing                Feb-95            0       34,845        34,845
Lodge Laser Graphics              Las Vegas, NV         Printing                Feb-95            0       40,214        40,214
Lote Enterprises                  Chicago, IL           Restaurant Equipment    Feb-96            0       30,415        30,415
Lotus Productions Inc             Atlanta, GA           Video Production        Oct-96            0       43,639        43,639
Lowes & Kendis, Inc.              Tustin, CA            Computers               Feb-95            0      343,309       343,309
M Copiers, Inc.                   San Diego, CA         Printing                Feb-95            0       58,378        58,378
Mac Press Group, Inc.             Hyde Park, MA         Printing                Feb-95            0      209,961       209,961
Main Office Supply                Coshocton, OH         Printing                Feb-95            0       42,963        42,963
Manufacturer's Products           Warren, MI            Manufacturing &
                                                          Production            Sep-96            0      258,267       258,267
Manufacturers Products Co.        Warren, MI            Manufacturing &
                                                          Production            Dec-95            0      846,717       846,717
Manufacturers Products Co.        Warren, MI            Manufacturing &
                                                          Production            Apr-96            0      218,566       218,566
Marick, Inc.                      Phoenix, AZ           Printing                Feb-95            0       52,869        52,869
Mario G. Loomis  MD PC            Middletown, NY        Computers               Aug-95            0       31,252        31,252
Mark Levenson MD                  New York, NY          Medical                 Aug-95            0       37,475        37,475
Mark Popkin MD                    Morristown, NJ        Medical                 Aug-95            0       31,076        31,076
Marsh Printing, Inc.              Gainesville, FL       Printing                Feb-95            0       28,217        28,217
Mates Graphics Corp.              Clifton, NJ           Computers               Mar-96            0       36,865        36,865
Max Loftin's Quality Graphics     Santa Ana, CA         Printing                Feb-95            0      326,634       326,634
Mazhar Elamir MD                  Jersey City, NJ       Medical                 Aug-95            0       41,805        41,805
McK's Tavern dba, Claddagh, Inc.  New Smyrna Bch., FL   Retail                  Feb-97            0       28,212        28,212
Mega Mart Inc.                    Astoria, NY           Retail                  Aug-95            0       45,774        45,774
Mekong Printing                   Santa Ana, CA         Printing                Feb-95            0      137,276       137,276
Mekong Printing                   Santa Ana, CA         Printing                Feb-95            0       65,238        65,238
Mel Printing Co., Inc.            Melvindale, MI        Printing                Feb-95            0       36,206        36,206
Melco Group, Inc.                 Fishers, IN           Printing                Feb-95            0       36,193        36,193
Meldrum Associates, Inc.          Sommersville, NJ      Computers               Jul-96            0       29,419        29,419
Merlin Group                      Colorado Spring, CO   Fixtures                Jul-96            0       44,404        44,404
Met Food Dba, JCA Food Corp       Jamaica, NY           Fixtures                Jan-97            0       51,937        51,937
Metro Graphics, Inc.              Orlando, FL           Printing                Feb-95            0       52,588        52,588
Michael Gershanok DDS             Scarsdale, NY         Medical                 Aug-95            0       27,174        27,174
Microtrek Enterprises Inc.        New York, NY          Telecommunications      Jun-95            0       44,888        44,888
Millflow Spice Corp.              Lindenhurst, NY       Manufacturing &
                                                          Production            Aug-95            0       29,345        29,345
Miltburne Drug Co.                Melrose Park, IL      Retail                  Aug-95            0       33,425        33,425
Mini-Maid Systems, Inc.           Coeur D Alene, ID     Printing                Feb-95            0      289,781       289,781
Mise En Place Inc.                Tampa, FL             Computers               Mar-96            0       27,086        27,086
Mixed Media Dba, Martin Bamanian  Glendale, CA          Printing                Feb-97            0       36,547        36,547
Modern Age Business Forms         Phoenix, AZ           Manufacturing &
                                                          Production            Feb-95            0       52,456        52,456
Mohammed Jawed                    Garland, TX           Manufacturing &
                                                          Production            Jun-95            0       31,828        31,828

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Monitor, Co.                      Cambridge, MA         Computers               Jun-95      779,370       58,517       837,887
Moon & Stars Specialty Foods      Los Angeles, CA       Restaurant              Jun-95            0       28,043        28,043
Morgan's Creative Restaurant      Beachwood, OH         Restaurant              Jun-95            0      138,653       138,653
Morris Lithostrippers             Anaheim, CA           Printing                Feb-95            0       30,619        30,619
Moss Beach Distillery             Moss Beach, CA        Restaurant              Oct-96            0       50,757        50,757
Multi-Image Graphics, Inc.        Buffalo, NY           Manufacturing &
                                                          Production            Feb-95            0      115,349       115,349
My Own Printing Co.               Anaheim, CA           Printing                Feb-95            0       27,654        27,654
N.Y.C.B.  Enterprises,Inc.        Parsipanny, NJ        Restaurant              Oct-96            0       32,948        32,948
Nanda D'Aleo DDS                  Inwood, NY            Medical                 Aug-95            0       34,230        34,230
Nassau County Eye Associcates     Garden City, NY       Medical                 Aug-95            0       29,907        29,907
National Wire Alloy, Inc.         Fountain Inn, SC      Manufacturing &
                                                          Production            Nov-94            0       33,180        33,180
Nationwide Business Systems       Norcross, GA          Printing                Feb-95            0       29,922        29,922
Needleworks Inc.                  Millersburg, PA       Manufacturing &
                                                          Production            Aug-95            0       48,740        48,740
Nehoc Enterprises                 Coral Springs, FL     Manufacturing &
                                                          Production            Jul-96            0       53,029        53,029
Network Circuit Technologies      Redmond, WA           Manufacturing &
                                                          Production            Nov-95            0       93,598        93,598
Network Printing, Inc.            Gaithersburg, MD      Manufacturing &
                                                          Production            Feb-95            0       39,297        39,297
News World Communications, Inc.   Washington, DC        Manufacturing &
                                                          Production            Feb-95            0      204,921       204,921
Newscape Technology               Seattle, WA           Computers               Jul-96            0       61,213        61,213
NFA Corp.                         Chestnut Hill, MA     Manufacturing &
                                                          Production            Jan-96    2,251,872      260,524     2,512,396
Niehaus Ryan Group                S.San Francisco, CA   Furniture               Oct-96            0       50,255        50,255
Nix Printing                      Columbus, GA          Printing                Feb-95            0       41,675        41,675
No Anchovies Italian Restaurant   Palm Beach, FL        Restaurant              Mar-95            0      205,485       205,485
Norman Smith MD                   Florham Park, NJ      Computers               Aug-95            0       30,802        30,802
Nyt Video News International      Conshohocken, PA      Manufacturing &
                                                          Production            Aug-95            0       25,421        25,421
Oakdale Printing                  Pleasant Ridge, MI    Printing                Feb-95            0       40,176        40,176
Occupational & Hand Therapy       Orland Park, IL       Manufacturing &
                                                          Production            Aug-95            0       26,237        26,237
Ocean Medical Group PC            Brooklyn, NY          Medical                 Aug-95            0       26,111        26,111
Ohio Clinic For Aesthetic C/O     Westlake, OH          Medical                 Aug-95            0       30,250        30,250
Old Dominion Freight Line         Highpoint, NC         Manufacturing &
                                                          Production            Mar-95      402,443       42,460       444,903
Omni Printing, Inc.               Clearwater, FL        Printing                Feb-95            0      141,345       141,345
Onfopower Internat'L.,Inc.        Heathrow, FL          Furniture               Oct-96            0       52,450        52,450
Open Development Corp.            Norwood, MA           Computers               Apr-96            0       55,125        55,125
Open Development Corp.            Norwood, MA           Computers               Jun-96            0       53,303        53,303
Orange County Nameplate Co., Inc. Santa Fe Spring, CA   Printing                Feb-95            0       35,942        35,942
Orthodontics For Children         Haddonfield, NJ       Medical                 Aug-95            0       27,807        27,807
Output                            San Francisco, CA     Printing                Feb-95            0       36,829        36,829
Ozark Printing, Inc.              Ozark, MO             Printing                Feb-95            0       61,954        61,954
Pacific Bagel Partners, L.P.      Rancho Snta Mar, CA   Restaurant              Jan-97            0      304,273       304,273
Pacific Equity Services           Vancouver, WA         Computers               Jul-96            0       50,127        50,127
Pacific Homes                     Woodland Hills, CA    Telecommunications      Mar-96            0       31,272        31,272
Pacific Homes                     Woodland Hills, CA    Telecommunications      Apr-96            0       32,562        32,562
Pacific West Litho, Inc.          Anaheim, CA           Printing                Feb-95            0      118,017       118,017

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Palm Print, Inc.                  West Palm Beach, FL   Printing                Feb-95            0       27,921        27,921
Patricia L. Johnson DMD           Philadelphia, PA      Medical                 Aug-95            0       32,381        32,381
Peninsula Blueprint, Inc.         Mountain View, CA     Computers               Mar-96            0       31,270        31,270
Peninsula Printing Corporation    Newport News, VA      Printing                Feb-95            0       37,967        37,967
People'S Value Services, Inc.     West Orange, NJ       Fixtures                Jan-97            0       25,461        25,461
Performance Press, Inc.           Orlando, FL           Printing                Feb-95            0       67,956        67,956
Phillips Productions, Inc.        Dallas, TX            Video Production        Jun-94            0       82,844        82,844
Phoenix Manufacturers Inc.        Mcallen, TX           Manufacturing &
                                                          Production            Aug-95            0       27,816        27,816
Photo Finish                      Las Vegas, NV         Manufacturing &
                                                          Production            Aug-95            0       26,758        26,758
Pioneer Press, Inc.               Rockville, MD         Printing                Feb-95            0       49,752        49,752
Platinum Communications Inc.      Dallas, TX            Computers               Feb-96            0       37,781        37,781
Ponte Vedra Printing, Inc.        Ponte Vedra Bea, FL   Printing                Feb-95            0       43,480        43,480
Popcorn Press, Inc.               Troy, MI              Printing                Feb-95            0      150,780       150,780
Post Modern Edit, Inc.            Santa Ana, CA         Video Production        Jan-97            0       37,456        37,456
Potomac Press, Inc.               Sterling, VA          Printing                Feb-95            0       40,861        40,861
Precision Converter               Oxford, PA            Printing                Feb-95            0       51,328        51,328
Precision Graphics                Amherst, NY           Printing                Feb-95            0       36,038        36,038
Precision Pallets & Lumber        Addison, PA           Manufacturing &
                                                          Production            Aug-95            0       33,215        33,215
Precision Pre Press, Inc.         Burke, VA             Printing                Feb-95            0       61,335        61,335
Press Express, Inc.               Hanover, MD           Printing                Feb-95            0       35,157        35,157
Prestige Graphics, Inc.           New Berlin, WI        Printing                Feb-95            0      135,363       135,363
Prestige Graphics, Inc.           Las Vegas, NV         Printing                Feb-95            0       40,349        40,349
Prestige Graphics, Inc.           New Berlin, WI        Printing                Feb-95            0       29,542        29,542
Primary Color Systems
  Corporation                     Irvine, CA            Printing                Feb-95            0       58,058        58,058
Prime Mover                       Irvine, CA            Printing                Feb-95            0       33,823        33,823
Print Perfect, Inc.               Batavia, IL           Printing                Feb-95            0       63,112        63,112
Print Rite Printing & Graphics    San Diego, CA         Printing                Feb-95            0       25,416        25,416
Printastic, Inc.                  Carlsbad, CA          Printing                Feb-95            0       75,619        75,619
Printing By Rodney                Campbell, CA          Printing                Feb-95            0       86,395        86,395
Printing Gallery                  Florence, KY          Printing                Feb-95            0       77,448        77,448
Printing Impressions, Inc.        Pompano Beach, FL     Printing                Feb-95            0       31,980        31,980
Prism Printing & Design           Warren, NJ            Printing                Aug-95            0       35,752        35,752
Professional Litho Art, Inc.      Minneapolis, MN       Printing                Feb-95            0      111,430       111,430
Professional Packaging            Fairfield, NJ         Manufacturing &
                                                          Production            Aug-95            0       28,250        28,250
Prospect Park Press, Inc.         West Chesterfie, NH   Printing                Feb-95            0      106,705       106,705
Proteus Typography, Inc.          Palo Alto, CA         Printing                Feb-95            0       94,788        94,788
Prout/Ross Dds Inc.               Tarzana, CA           Medical                 Aug-95            0       28,304        28,304
PRW Holding Corporation           Greenwich, CT         Retail                  Apr-94            0       27,050        27,050
Psinet Inc.                       Herndon, VA           Telecommunications      Aug-95            0    1,626,078     1,626,078
Quality House Envelope            Grants Pass, OR       Printing                Feb-95            0       37,306        37,306
Quality Printing Services, Inc.   Athens, TN            Printing                Feb-95            0       83,981        83,981
Quick Print & Bindery of Florida  Tallahassee, FL       Printing                Feb-95            0      100,769       100,769

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

R Martin Printing & Design, Inc.  Costa Mesa, CA        Printing                Feb-95            0       34,916        34,916
Racing Technology Corp.           Milwaukee, WI         Video Production        Nov-96            0       53,819        53,819
Rainbow Printing, Inc.            Marietta, GA          Printing                Feb-95            0      240,561       240,561
Rainbow Printing, Inc.            Marietta, GA          Printing                Feb-95            0       29,592        29,592
Rainbow Property Mgt.             West Orange, NJ       Computers               Aug-96            0       33,658        33,658
Reading Cleaner & Tailoring In    Reading, MA           Manufacturing &
                                                          Production            Jun-95            0       43,243        43,243
Rehabilitation Associates         Utica, NY             Manufacturing &
                                                          Production            Aug-95            0       37,152        37,152
Reliance Graphics, Inc.           Marietta, GA          Printing                Feb-95            0       56,332        56,332
River Valley Family Medical       Barryville, NY        Manufacturing &
                                                          Production            Aug-95            0       45,114        45,114
Rmh Sales & Marketing             Wynnewood, PA         Manufacturing &
                                                          Production            Aug-95            0       28,478        28,478
Robertshaw Controls Co.           New Stanton, PA       Manufacturing &
                                                          Production            Oct-95       49,806        5,904        55,711
Robertshaw Controls Co.           Kittery, ME           Manufacturing &
                                                          Production            Oct-95      114,190       14,239       128,428
Roc Communities, Inc.             Ellenton, FL          Manufacturing &
                                                          Production            Aug-96            0       63,149        63,149
Rose Casual Dining Inc.           Newtown, PA           Restaurant Equipment    Sep-95            0      268,961       268,961
Royal Business Group, Inc.        Oceanside, CA         Printing                Feb-95            0      393,783       393,783
Royal Press of Central Florida    Longwood, FL          Printing                Feb-95            0       44,349        44,349
RPM Color Graphics                San Diego, CA         Printing                Feb-95            0       67,066        67,066
RSE, Inc.                         Bakersfield, CA       Printing                Feb-95            0      184,184       184,184
Ryden, Inc.                       Austin, TX            Printing                Feb-95            0      111,669       111,669
Santoro Printing                  North Hollywood, CA   Printing                Feb-95            0       28,846        28,846
Satterwhite Printing Co., Inc.    Richmond, VA          Manufacturing &
                                                          Production            Feb-95            0       41,603        41,603
Scannercraft, Inc.                Salt Lake City, UT    Computers               Feb-95            0       98,903        98,903
Schmidt-Fletcher Medical          Newton, NJ            Medical                 Aug-95            0       31,209        31,209
Schonfeld Securities, Inc.        Jericho, NY           Furniture               Dec-94            0      362,371       362,371
Sciandra Enterprises, Inc.        Jacksonville, FL      Printing                Feb-95            0       33,110        33,110
Scores International, Inc.        Boston, MA            Audio                   Feb-97            0       25,206        25,206
Scott E. Newman MD PC             Yonkers, NY           Medical                 Aug-95            0       28,054        28,054
Scott-Merriman, Inc.              Dallas, TX            Printing                Feb-95            0       35,583        35,583
Sentinel Printing Co., Inc.       Saint Cloud, MN       Printing                Feb-95            0       45,234        45,234
Shasta Graphics, Inc.             El Toro, CA           Printing                Feb-95            0       35,003        35,003
Shasta Graphics, Inc.             El Toro, CA           Printing                Feb-95            0      189,656       189,656
Shriji Corp.                      Gallup, NM            Furniture               Mar-94            0      138,094       138,094
Siebe North Inc.                  Rockford, IL          Manufacturing &
                                                          Production            Sep-95      242,278       23,016       265,294
Siebe North Inc.                  Cranston, RI          Manufacturing &
                                                          Production            Sep-95      151,257       14,561       165,818
Simon/Drabkin & Margulies         New York, NY          Computers               Aug-95            0       26,705        26,705
Sir Speedy Printing               Canoga Park, CA       Printing                Feb-95            0       35,056        35,056
Smith Lithographic Arts, Inc.     Tustin, CA            Printing                Feb-95            0      146,438       146,438
Smithkline Beecham Clinical
  Labs, Inc.                      Collegeville, PA      Telecommunications      Jun-97            0       78,627        78,627
Snewo Graphics, Inc.              Tempe, AZ             Printing                Feb-95            0       41,548        41,548
So. Island Medical Associates     Far Rockaway, NY      Medical                 Aug-95            0       26,955        26,955
Somers Leasing Corp.              Somers, NY            Medical                 Feb-97            0       25,817        25,817
Sound Chamber Records             N. Hollywood, CA      Audio                   Jan-97            0       39,986        39,986

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

Spc Semaan Printing Co., Inc.     Placentia, CA         Printing                Feb-95            0       57,450        57,450
Spectrum Graphics                 Roswell, GA           Printing                Feb-95            0       26,888        26,888
Spectrum Press, Inc.              Richmond, VA          Printing                Feb-95            0       32,051        32,051
Spectrum Press, Inc.              Richmond, VA          Manufacturing &
                                                          Production            Feb-95            0       25,090        25,090
Spectrum Press, Inc.              Richmond, VA          Printing                Feb-95            0       28,300        28,300
Spectrum Press, Inc.              Richmond, VA          Manufacturing &
                                                          Production            Feb-95            0       72,886        72,886
Spectrum Press, Inc.              Richmond, VA          Printing                Feb-95            0       48,353        48,353
Spectrum Press, Inc.              Richmond, VA          Printing                Feb-95            0       98,636        98,636
Speedy Bindery, Inc.              San Diego, CA         Printing                Feb-95            0       32,003        32,003
Speedy Bindery, Inc.              San Diego, CA         Printing                Feb-95            0      150,175       150,175
Spindler/Andre & Bellovin         Bayside, NY           Medical                 Aug-95            0       31,398        31,398
St. Bernard R.C. Church           Levittown, NY         Manufacturing &
                                                          Production            Aug-95            0       36,862        36,862
St. George Quality Car Wash, Inc. St.George, UT         Manufacturing &
                                                          Production            Feb-97            0       25,380        25,380
St. Joseph's University           Philadelphia, PA      Manufacturing &
                                                          Production            Feb-95            0       38,535        38,535
St. Mary's Children               Syosset, NY           Computers               Jun-94            0       42,682        42,682
St. Mary's Children               Syosett, NY           Computers               Dec-94            0       91,213        91,213
Staines, Inc.                     Somerdale, NJ         Printing                Feb-95            0       25,209        25,209
Standard-Hart Printing Co., Inc.  Topeka, KS            Manufacturing &
                                                          Production            Feb-95            0      233,870       233,870
Starr Printing Co.                Casselberry, FL       Printing                Feb-95            0       25,970        25,970
Staunton-Chow Engineers           Jersey City, NJ       Furniture               Oct-96            0       52,752        52,752
Sterling Litho                    Placentia, CA         Printing                Feb-95            0      153,287       153,287
Stinnett Printing                 Maryville, TN         Printing                Feb-95            0       26,032        26,032
Strube Packing Co.                Rowena, TX            Restaurant              Jul-96            0       34,204        34,204
Sun Photo                         Morehead City, NC     Printing                Feb-95            0       48,400        48,400
Supreme Printing Co.              Dallas, TX            Printing                Feb-95            0      204,496       204,496
Swell Printing                    Irvine, CA            Printing                Feb-95            0      191,289       191,289
T W Recreational Services, Inc.   Yellowstone Nat, WY   Printing                Feb-95            0       34,014        34,014
T.B.G. of Flushing, Inc.          Whitestone, NY        Restaurant              Nov-94            0      309,000       309,000
Takahiro Kono, Inc.               Honolulu, HI          Printing                Feb-95            0       29,220        29,220
Tani Farms, Inc.                  Santa Maria, CA       Manufacturing &
                                                          Production            Oct-96            0       55,551        55,551
Taufig Ahmed                      Ft. Worth, TX         Manufacturing &
                                                          Production            Apr-95            0       27,720        27,720
TBJ Graphic Arts Supply, Inc.     Coventry, RI          Computers               Feb-95            0       29,602        29,602
Technical Graphics Services       Severna Park, MD      Manufacturing &
                                                          Production            Feb-95            0       38,390        38,390
Technographics                    Pontiac, MI           Printing                Feb-95            0       89,093        89,093
Tendler Printing, Inc.            Mableton, GA          Printing                Feb-95            0      104,956       104,956
Terrapin Cleaners, Inc.           Ft. Lauderdale, FL    Manufacturing &
                                                          Production            Sep-94            0       27,001        27,001
Terry W. Slaughter DDS            Salinas, CA           Computers               Aug-95            0       40,120        40,120
Terry'S Autobody & Paint          Oceanside, CA         Computers               Aug-95            0       27,953        27,953
Texas Utilities Services Inc.     Dallas, TX            Telecommunications      Mar-97            0       46,349        46,349
Texas Utilities Services Inc.     Dallas, TX            Telecommunications      Mar-97      186,715       31,830       218,545
Texas Utilities Services, Inc.    Dallas, TX            Telecommunications      Dec-97            0      139,209       139,209
Tex-World, Inc.                   Marietta, GA          Manufacturing &
                                                          Production            Oct-96            0       50,287        50,287

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

The Art Department of Rome        Rome, GA              Printing                Feb-95            0       30,291        30,291
The Automobile Club of Missouri   Saint Louis, MO       Manufacturing &
                                                          Production            Feb-95            0      113,154       113,154
The Bagel Peddler Inc.            Tallahassee, FL       Restaurant Equipment    Nov-95            0       42,669        42,669
The Barton-Gillet Co., Inc.       Baltimore, MD         Computers               Feb-95            0       36,207        36,207
The Big Room                      Irvine, CA            Printing                Feb-95            0      124,780       124,780
The Elson Sudi Corporation        Pittsburgh, PA        Printing                Feb-95            0       25,669        25,669
The Fisher Co.                    Grand Rapids, MI      Printing                Feb-95            0       25,456        25,456
The Fisher Co.                    Grand Rapids, MI      Printing                Feb-95            0       96,944        96,944
The Foxboro Company               Foxboro, MA           Manufacturing &
                                                          Production            Dec-94    2,208,437      318,179     2,526,616
The Foxboro Company               Foxboro, MA           Computers               Mar-95    2,719,251      344,980     3,064,231
The Foxboro Company               Foxboro, MA           Computers               Jun-95    1,226,129       88,589     1,314,718
The George Group Inc.             Dallas, TX            Audio Equipment         Feb-96            0       47,167        47,167
The Grand Union Company           Wayne, NJ             Retail                  Mar-94            0      285,267       285,267
The Monitor Company               Cambridge, MA         Computers               Mar-95    2,436,477      196,773     2,633,250
The Print Shop                    Orlando, FL           Printing                Feb-95            0       42,838        42,838
The Print Shop                    Orlando, FL           Printing                Feb-95            0       44,990        44,990
The Printery                      Greensboro, NC        Printing                Feb-95            0       30,954        30,954
The Printing Gallery              Florence, KY          Printing                Feb-95            0       39,198        39,198
The Printing Standard Corp.       Kennesaw, GA          Printing                Feb-95            0       36,554        36,554
The Printmaker Ltd.               Santa Fe, NM          Manufacturing &
                                                          Production            Feb-95            0       37,174        37,174
The Proceres Companies, Inc.      Savage, MD            Construction            Nov-94            0       32,848        32,848
The West Company                  Lionville, PA         Manufacturing &
                                                          Production            Mar-95      754,335      100,354       854,689
The World & News Communications   Washington, DC        Computers               Feb-95            0      107,248       107,248
Thorpe Printing Services, Inc.    Marysville, MI        Printing                Feb-95            0      499,345       499,345
Thunder Audio Inc.                Lincoln Park, MI      Audio Equipment         Jan-96            0       61,281        61,281
Thunderbird Press                 Titusville, FL        Printing                Feb-95            0       90,708        90,708
TJ Printing, Inc.                 New Berlin, WI        Printing                Feb-95            0       40,678        40,678
TLC Printing & Copying Co., Inc.  Metairie, LA          Printing                Feb-95            0       50,498        50,498
Tollgate Laundry Ctr              Groton, CT            Manufacturing &
                                                          Production            Aug-96            0       43,057        43,057
Tomken Die Cutting, Inc.          Opa Locka, FL         Printing                Feb-95            0       47,916        47,916
Trade Bindery, Inc.               Fort Lauderdale, FL   Manufacturing &
                                                          Production            Feb-95            0       26,310        26,310
Trade Bindery, Inc.               Fort Lauderdale, FL   Printing                Feb-95            0       39,030        39,030
Truck Toys, Inc.                  Sedro Wooley, WA      Automotive              Jul-96            0       34,777        34,777
Twin Rivers Printing              Madison, NC           Manufacturing &
                                                          Production            Feb-95            0       45,105        45,105
Typography Plus, Inc.             Dania, FL             Printing                Feb-95            0       38,994        38,994
Ultrasound Health Systems         Brooklyn, NY          Medical                 Aug-95            0       29,194        29,194
Ultrasound Hlth.Sys Inc.          Brooklyn, NY          Medical                 Oct-96            0       48,823        48,823
United Consumers Club             San Diego, CA         Telecommunications      Jan-97            0       37,437        37,437
Universal Press Ltd.              San Clemente, CA      Printing                Feb-95            0       34,585        34,585
Universal Press Ltd.              San Clemente, CA      Printing                Feb-95            0       30,290        30,290
University Residential            Bridgeport, CT        Furniture               Jun-96            0       58,986        58,986
Unlimited Design Resources, Inc.  Lawrenceville, GA     Manufacturing &
                                                          Production            Jan-97            0       42,362        42,362

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at March 31, 1998:


                                                                                           Total
      Original Lessee                                                          Date       Financing       Cash        Acquisition
     or Equipment User                Location             Equipment         Purchased       (1)       Expended (2)     Cost (3)
-------------------------------   --------------------  ------------------- ------------  ---------   -------------- ---------------

US Exterior Distributors          Phoenix, AZ           Telecommunications      Apr-96            0       33,478        33,478
U-Save Auto Rental of America     Hanover, MD           Printing                Feb-95            0       38,371        38,371
V I P Printing, Inc.              Hauppauge, NY         Printing                Feb-95            0       44,860        44,860
Versatype, Inc.                   Long Beach, CA        Printing                Feb-95            0       39,883        39,883
Video Plaza                       Milford, CT           Furniture               Mar-95            0       29,923        29,923
Viking Bakery dba, BCR Viking
  Bake Shop                       Denville, NJ          Restaurant              Jan-97            0       27,938        27,938
Viking Color Separations, Inc.    Fairfield, CT         Printing                Feb-95            0       79,584        79,584
Village Of Freeport Inc.          Freeport, NY          Office Equipment        Aug-95            0       39,090        39,090
Vinings Printing Co., Inc.        Atlanta, GA           Printing                Feb-95            0       44,873        44,873
Vinro, Inc.                       Albuquerque, NM       Printing                Feb-97            0       45,331        45,331
W C G P, Inc.                     Van Nuys, CA          Printing                Feb-95            0       63,728        63,728
Warners,A Div.Of Warnaco          Bridgeport, CT        Fixtures                Nov-96            0       27,722        27,722
Warren & Stiles, Inc.             Calhoun, GA           Printing                Feb-95            0       58,612        58,612
Wayne Provision Co.               Vernon, CA            Manufacturing &
                                                          Production            Apr-96            0       56,374        56,374
Wegman Companies, Inc.            Rochester, NY         Computers               Nov-94            0      103,000       103,000
Westcott Press, Inc.              Altadena, CA          Printing                Feb-95            0      316,150       316,150
Westwind Forms & Graphics         San Diego, CA         Printing                Feb-95            0       28,787        28,787
Wholesale Printers, Inc.          Norfolk, VA           Printing                Feb-95            0       27,575        27,575
Wilderness Plantation Holdings,
  Inc.                            Jane Lew, WV          Furniture               Feb-97            0       49,667        49,667
Winnett Motels, Inc.              Asheville, NC         Fixture                 Sep-94            0       32,998        32,998
Winterhawk Graphics, Inc.         Hunt Valley, MD       Printing                Feb-95            0      132,666       132,666
Wissing's, Inc.                   San Diego, CA         Printing                Feb-95            0      131,986       131,986
Woodbridge Stereo                 Woodbridge, NJ        Computers               Aug-95            0       38,287        38,287
Woodfine Printing Co., Inc.       Buffalo, NY           Printing                Feb-95            0       26,646        26,646
XL Graphics, Inc.                 Phoenix, AZ           Printing                Feb-95            0      105,295       105,295
York International Corp.          New York, NY          Telecommunications      Aug-95            0       37,252        37,252
Young Phillips                    Clemmons, NC          Computers               Feb-95            0       29,055        29,055
Z T  Enterprisess, Inc.           Irving, TX            Manufacturing &
                                                          Production            Apr-95            0       35,670        35,670
                                  Total Equipment transactions less than $25,000            168,351   10,963,469    11,131,820

                                                                                       ------------  -----------  ------------
                                                                                        $88,798,428  $70,602,318  $159,400,746
                                                                                       ============  ===========  =============

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Six at March 31, 1998 pursuant to leases or which secure its Financing Transactions.



                                                    Equipment                     Equipment                      Total
            Equipment Category                       Leases                      Financings                    Portfolio
    -----------------------------------        --------------------          --------------------          -------------------

    Aircraft                                          $ 36,659,753                           $ 0                 $ 36,659,753
    Manufacturing & Production                          14,747,893                     1,206,555                   15,954,448
    Computer Systems                                    13,659,779                       854,386                   14,514,165
    Telecommunications                                  14,169,987                       186,024                   14,356,011
    Printing                                             1,735,302                       121,180                    1,856,482
    Restaurant Equipment                                   915,355                       346,967                    1,262,322
    Office Furniture&Fixtures                              887,994                       149,149                    1,037,143
    Medical                                                      0                       908,466                      908,466
    Retail Systems                                         576,780                       116,973                      693,753
    Material Handling                                      129,488                       185,734                      315,222
    Copiers                                                224,868                             0                      224,868
    Video Production                                        80,431                             0                       80,431
    Audio                                                        0                        42,338                       42,338
    Office Equipment                                             0                        37,951                       37,951
    Agriculture                                                  0                        36,829                       36,829
                                               --------------------          --------------------          -------------------

                                                      $ 83,787,630                   $ 4,192,552                 $ 87,980,183
                                               ====================          ====================          ===================

                                   Exhibit C
                Acquisition of Equipment - Current Public Program
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Seven at March 31, 1998:


    Original Lessee                                                                 Date       Total        Cash        Acquisition
   or Equipment User              Location                    Equipment           Purchased Financing (1) Expended (2)    Cost (3)
--------------------------     ----------------       --------------------------  --------- ------------- ------------ -------------

AAR                            Chicago, IL            Aircraft                     Nov-97     1,832,359    1,942,300     3,774,659
AJK Associates                 Islandia, NY           Manufacturing & Production   Oct-96            $0      $56,361       $56,361
Alexander & Alexander          Owings Mills, MD       Computers                    Jan-96     2,805,739      366,163     3,171,902
All Car Distributors           Antigo, WI             Automotive                   May-96             0      129,745       129,745
All Car Distributors           Antigo, WI             Automotive                   Aug-96             0      147,658       147,658
All Car Distributors Inc.      Antigo, WI             Automotive                   Mar-96             0      101,445       101,445
Alpha 1 Products Inc,          Hauppauge, NY          Computers                    Oct-96             0       36,546        36,546
America Online , Inc.          Dulles, VA             Computers                    Jun-97    11,770,673      714,189    12,484,862
America Online, Inc.           Dulles, VA             Computers                    Feb-97     5,574,241      801,620     6,375,861
Ans Communications, Inc.       Purchase, NY           Manufacturing & Production   Dec-97     2,141,857      193,993     2,335,849
Ans Communications, Inc.       Purchase, NY           Manufacturing & Production   Dec-97     2,386,664      217,433     2,604,096
Ans Communications, Inc.       Purchase, NY           Manufacturing & Production   Dec-97     2,457,862      223,919     2,681,781
Ans Communications, Inc.       Purchase, NY           Manufacturing & Production   Dec-97     2,681,039      244,251     2,925,291
Ans Communications, Inc.       Purchase, NY           Computers                    Oct-97     3,186,815      301,047     3,487,862
Ans Communications, Inc.       Purchase, NY           Manufacturing & Production   Dec-97     3,641,398      329,809     3,971,208
Ans Communications, Inc.       Purchase, NY           Computers                    Oct-97     3,687,562      348,351     4,035,913
Ans Communications, Inc.       Purchase, NY           Computers                    Oct-97     3,798,716      358,851     4,157,568
Arcade Printing Services       North Highlands, CA    Printing                     Nov-96             0       27,652        27,652
Arcade Textiles, Inc.          Rock Hill, SC          Manufacturing & Production   Aug-96             0      116,364       116,364
Audio By The Bay               Garden Grove, CA       Audio                        Aug-96             0       59,925        59,925
Automotive Sevice & Parts      Wilmington, OH         Automotive                   Sep-96             0       33,062        33,062
AZ 3, Inc.                     Vernon, CA             Mnfctrg & Prdtn              Feb-98             0      539,349       539,349
Bio-Medical Devices, Inc.      Irvine, CA             Manufacturing & Production   May-96             0       40,310        40,310
Blount Inc.                    Montgomery, AL         Computers                    Jan-96       471,271       37,083       508,354
Boca Tecca Cleaners            Boca Raton, FL         Manufacturing & Production   Sep-96             0       53,029        53,029
C & C Finishing                No. Babylon, NY        Manufacturing & Production   Sep-96             0       25,792        25,792
C.J. Menendez Co.              Miami, FL              Construction                 May-96             0       50,702        50,702
C.M. Repographics, Inc.        Las Vegas, NV          Reprographics                Jul-96             0       44,804        44,804
C.P. Shades Inc.               Sausalito, CA          Manufacturing & Production   Mar-96             0      247,608       247,608
Carlos Remolina, Md            Roselle, NJ            Medical                      Dec-96             0       55,028        55,028
Carnival Cruise Lines          Miami, FL              Computers                    Jun-96       877,527       77,826       955,353
CCI Diversified, Inc.          Newport Beach, CA      Computers                    Jul-96             0       57,766        57,766
CID Hosiery Mills, Inc.        Lexington, NC          Manufacturing & Production   Oct-96             0       47,658        47,658
CIS Corp.                      Norcross, GA           Telecommunications           Mar-97             0      364,823       364,823
CIS Corp.                      Jersey City, NJ        Telecommunications           Nov-96     3,870,877    1,319,304     5,190,181
Cleaners Plus                  Boca Raton, FL         Manufacturing & Production   Oct-96             0       63,937        63,937
Comm. Task Group,Inc.          Buffalo, NY            Telecommunications           Oct-96             0       51,470        51,470
Comshare Inc.                  Ann Arbor, MI          Computers                    Sep-96             0      426,019       426,019
Continental Airlines           Houston, TX            Aircraft                     Dec-96     9,309,759    2,462,884    11,772,643
Continental Airlines           Houston, TX            Aircraft                     Jul-97    13,102,299    1,667,694    14,769,993
Creative Financial Svcs        Fayetteville, NC       Computers                    Jul-96             0       37,193        37,193
CT Plastics & Fabrications     Simsbury, CT           Manufacturing & Production   Oct-96             0       39,769        39,769

                                   Exhibit C
                Acquisition of Equipment - Current Public Program
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Seven at March 31, 1998:


    Original Lessee                                                                 Date       Total        Cash        Acquisition
   or Equipment User              Location                    Equipment           Purchased Financing (1) Expended (2)    Cost (3)
--------------------------     ----------------       --------------------------  --------- ------------- ------------ -------------

Dads Farms                     Henderson, NE          Agriculture                  Oct-96             0       50,835        50,835
DCR Communications Inc.        Washington, DC         Furniture                    Feb-96             0      123,781       123,781
Digio,  Inc.                   Woodland Hills, CA     Computers                    Sep-96             0       45,176        45,176
Dryclean USA Dba Osmar,Inc     Miami, FL              Manufacturing & Production   Nov-96             0       61,964        61,964
Environmental Resources        Epping, NH             Material Handling            Dec-96             0       55,854        55,854
Federal Express Corp.          Memphis, TN            Aircraft                     Aug-96    34,973,585    7,229,208    42,202,793
First Consumer Funding         Kenilworth, NJ         Computers                    Oct-96             0       43,207        43,207
G & G Amusement                Commerce, CA           Computers                    Sep-96             0       27,375        27,375
Golden Blasting, Inc.          Windham, NH            Manufacturing & Production   Oct-96             0       58,333        58,333
Golden City Chinese            Margate, FL            Restaurant                   Dec-96             0       42,104        42,104
Golden Pharmaceutical          Golden, CO             Computers                    Apr-96             0       56,357        56,357
Haemonetics Corp.              Braintree, MA          Telecommunications           Nov-96             0       36,529        36,529
Hollywood Recording Srvcs      Hollywood, CA          Audio                        Nov-96             0       45,631        45,631
Horizon Financial Corp         Fairfield, NJ          Computers                    Oct-96             0       54,008        54,008
ICT Group, Inc.                Langhorne, PA          Furniture                    Aug-96       211,809       61,034       272,843
Infinity Studios, Inc.         Brooklyn, NY           Audio                        Jul-96             0       53,561        53,561
Intersolv Inc.                 Rockville, MD          Computers                    Jan-96       576,678       47,155       623,834
J.C. Penney, Inc.              Plano, TX              Office Equipment             Jun-96     2,199,583      406,402     2,605,985
Kent-Transamericas             Brooklyn, NY           Computers                    Aug-96             0       34,946        34,946
Kim Hannaford, Dds             Los Alamitos, CA       Medical                      Apr-96             0       38,775        38,775
Knoxville Men's Medical        Knoxville, TN          Medical                      Oct-96             0       42,156        42,156
La Dolce Vita Of Mt Ver.       Mount Vernon, NY       Restaurant                   Oct-96             0       26,952        26,952
LAN Chile                      Chicago, IL            Aircraft                     Mar-98    11,752,300    1,802,500    13,554,800
Leomar Miami, Inc.             Miami, FL              Retail                       Jul-96             0       43,506        43,506
Lindy Bixby Dds                Capitola, CA           Medical                      Oct-96             0       27,794        27,794
Long Beach Acceptance          Oradell, NJ            Computers                    Sep-96             0      721,382       721,382
LVL, Inc.                      Minneapolis, MN        Computers                    Jul-96             0       49,526        49,526
Market Service, Inc.           Great Neck, NY         Telecommunications           Sep-96             0       48,898        48,898
Mazda Motors of America,
  Inc.                         Irvine, CA             Computers                    Mar-97     5,874,729      977,449     6,852,178
Michael Stephenson             Evanston, IL           Photography                  Aug-96             0       35,648        35,648
Miracle Mortgage               Orem, UT               Computers                    Jul-96             0       98,589        98,589
MNP Enterprises                Miami Lakes, FL        Retail                       Sep-96             0       27,556        27,556
Modern Planning LI, Inc.       Brooklyn, NY           Computers                    Dec-96             0       57,324        57,324
Nashville Men's Medical        Nashville, TN          Medical                      Oct-96             0       42,161        42,161
New Horizons Computer          Fairborn, OH           Computers                    Sep-96             0       53,974        53,974
Newport Shores Financial       Mission Viego, CA      Furniture                    Jul-96             0       55,093        55,093
Occidental                     Los Angeles, CA        Vessels                      Mar-97     5,853,364    3,708,501     9,561,865
OEO, Inc.                      Springfield, VA        Telecommunications           Mar-97       160,103      215,453       375,556
Pacific Bagel Partners         Rancho Saint
                                 Margarita, CA        Restaurant                   Sep-96             0      609,000       609,000
Pat's Bug Shop                 Donalds, SC            Automotive                   Oct-96             0       53,596        53,596
Peppino's Inc. &
 Peppino's Inc.                Irvine, CA             Restaurant                   Aug-96             0       31,171        31,171
Petsmart, Inc.                 Pheonix, AZ            Fixtures                     Dec-97             0    2,658,049     2,658,049

                                   Exhibit C
                Acquisition of Equipment - Current Public Program
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Seven at March 31, 1998:


    Original Lessee                                                                 Date       Total        Cash        Acquisition
   or Equipment User              Location                    Equipment           Purchased Financing (1) Expended (2)    Cost (3)
--------------------------     ----------------       --------------------------  --------- ------------- ------------ -------------

Photocircuits                  Glen Cove, NY          Computers                    Aug-96             0    1,995,051     1,995,051
Pollinaise Intimate Apparel    Boyertown, PA          Computers                    Aug-96             0       48,000        48,000
Progressive Technology         Miami, FL              Manufacturing & Production   Sep-96             0       32,397        32,397
Progrssve Extrsn Die Corp      Anahiem, CA            Manufacturing & Production   Dec-96             0       46,832        46,832
Quality Baking, LLC            Maplewood, MO          Furniture                    Jul-96             0      283,250       283,250
Quality Baking, LLC            Maplewood, MO          Furniture                    Sep-96             0      315,404       315,404
R.B. Apparel Co., Inc.         Hialeah, FL            Manufacturing & Production   Sep-96             0       46,114        46,114
Rainbow Abstracts Group        Glandale, CA           Video                        Oct-96             0       56,347        56,347
Ral III Trading Inc.           Biloxi, MS             Manufacturing & Production   Oct-96             0       51,077        51,077
Rehab Excel, Inc.              Lafayettle, CO         Computers                    Dec-96             0       34,545        34,545
Roger Doss Catering, Inc.      Lyndhurst, NJ          Restaurant                   Dec-96             0       29,222        29,222
Rowan Companies                Memphis, TN            Oil Rig                      Aug-96    12,325,000      369,750    12,694,750
Seacor Smit, Inc.              Houston, TX            Vessel                       Sep-97    12,825,000    4,788,000    17,613,000
Seacor Smit, Inc. #2           Houston, TX            Vessel                       Jan-98    14,232,634    4,822,366    19,055,000
Seacor Smit, Inc. #3           Houston, TX            Vessel                       Mar-98    11,742,000    2,935,500    14,677,500
Siamac A. Najah                Redondo Beach, CA      Video                        Jul-96             0       51,970        51,970
Sportscare Specialists         Troy, MI               Medical                      Sep-96             0       29,411        29,411
Steamtech Environmental        Bakersfield, CA        Enviromental                 Sep-96             0       55,557        55,557
Stratford Studios              Phoenix, AZ            Printing                     Sep-96             0       42,525        42,525
Sturgeon & Sturgeon,DDS        West Hills, CA         Medical                      Nov-96             0       61,736        61,736
Sunfire Prod. Dba Sequoia      Aspen, CO              Video                        Oct-96             0       46,760        46,760
Third Coast Productions        Ft. Worth, TX          Video                        Aug-96             0       52,682        52,682
Threespace Imagery             Reseda, CA             Computers                    Oct-96             0       53,169        53,169
Tierce, Inc.                   Fort Worth, TX         Medical                      Jun-96             0       33,310        33,310
Title Escrow Inc.              Nashville, TN          Computers                    Oct-96             0       51,946        51,946
Tucson Bagel Company, LLC      Brainerd, MN           Restaurant Equipment         Mar-96             0      261,319       261,319
Tucson Bagel Company, LLC      Brainerd, MN           Restaurant                   Sep-96             0      298,886       298,886
Uinta Brewing Company          Salt Lake City, UT     Manufacturing & Production   May-96             0      183,600       183,600
United Consumers Club          Elmsford, NY           Telecommunications           Oct-96             0       48,670        48,670
United Consumers Club          Fishkill, NY           Telecommunications           Dec-96             0       48,670        48,670
Visual Impulse Co.             Quincy, FL             Computers                    Dec-96             0       40,635        40,635
Wal-Mart Stores,Inc.           Bentonville, AR        Material Handling            Oct-96     1,751,640    2,939,819     4,691,459
Waterwrks Restaurant           Winooski, VT           Retail                       May-96             0       33,323        33,323
Westover Investment Corp       Richmond, VA           Computers                    Dec-96             0       26,625        26,625
WH Smith Limited               London, England        Retail                       Mar-97    20,049,773    1,495,109    21,544,881
                               Total Equipment transactions less than $25,000                         0    1,284,306     1,284,306

                                                                                          ------------- ------------ -------------
                                                                                           $208,124,855  $57,413,121  $265,537,977
                                                                                          ============= ============ =============

(1) This is the financing at the date of acquisition.
(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at March 31, 1998
(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    Exhibit C
                Acquisition of Equipment - Current Public Program
                                   (unaudited)


                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Seven at March 31, 1998 pursuant to leases or which secure its Financing Transactions.


                                                    Equipment                     Equipment                      Total
             Equipment Category                      Leases                      Financings                    Portfolio
     ------------------------------------      --------------------          --------------------          -------------------

     Aircraft                                         $ 69,264,054                            $0                 $ 69,264,054
     Vessels                                            59,133,364                             0                   59,133,364
     Computer Systems                                   41,875,388                             0                   41,875,388
     Retail Systems                                     20,917,360                        32,353                   20,949,713
     Manufacturing & Production                         14,619,004                        51,484                   14,670,488
     Telecommunications                                  5,708,811                        47,252                    5,756,063
     Material Handling                                   4,554,815                             0                    4,554,815
     Office Furniture&Fixtures                           2,580,631                       581,217                    3,161,848
     Office Equipment                                    2,764,522                             0                    2,764,522
     Miscellaneous                                               0                        65,754                       65,754
                                               --------------------          --------------------          -------------------

                                                     $ 221,417,949                     $ 778,060                $ 222,196,009
                                               ====================          ====================          ===================